UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCH GLOBAL INVESTORS

WASATCHGLOBAL.COM

MARCH 31, 2021

2021 Semi-Annual Report

Fund Name	Investor Class	Institutional Class
Wasatch Core Growth Fund	WGROX	WIGRX
Wasatch Emerging India Fund	WAINX	WIINX
Wasatch Emerging Markets Select Fund	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX
Wasatch Global Opportunities Fund	WAGOX	WIGOX
Wasatch Global Select Fund	WAGSX	WGGSX
Wasatch Global Value Fund	FMIEX	WILCX
Wasatch Greater China Fund	WAGCX	WGGCX

Fund Name	Investor Class	Institutional Class
Wasatch International Growth Fund	WAIGX	WIIGX
Wasatch International Opportunities Fund	WAIOX	WIIOX
Wasatch International Select Fund	WAISX	WGISX
Wasatch Micro Cap Fund	WMICX	WGICX
Wasatch Micro Cap Value Fund	WAMVX	WGMVX
Wasatch Small Cap Growth Fund	WAAEX	WIAEX
Wasatch Small Cap Value Fund	WMCVX	WICVX
Wasatch Ultra Growth Fund	WAMCX	WGMCX
Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

WASATCHGLOBAL.COM MARCH 31, 2021 2021 Semi-Annual Report Fund Investor Institutional Fund Investor Institutional Name Class Class Name Class Class Wasatch Core Growth Fund WGROX WIGRX Wasatch International Growth Fund WAIGX WIIGX Wasatch Emerging India Fund WAINX WIINX Wasatch International Opportunities Fund WAIOX WIIOX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch International Select Fund WAISX WGISX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Micro Cap Fund WMICX WGICX Wasatch Frontier Emerging Small Wasatch Micro Cap Value Fund WAMVX WGMVX WAFMX WIFMX Countries Fund Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Global Select Fund WAGSX WGGSX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch Global Value Fund FMIEX WILCX Wasatch-Hoisington U.S. Treasury Fund WHOSX —Wasatch Greater China Fund WAGCX WGGCX

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — Market Leadership Shifted with Start of Economic Rebound

Ken Applegate, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager	Ryan Snow Portfolio Manager

DEAR FELLOW SHAREHOLDERS:

At Wasatch, we’re mainly growth-oriented investors. Over the long term, we believe earnings growth will drive the stock returns of our companies. To get a sense of how Wasatch performed over the past few years, consider the 14 Wasatch funds — including U.S., international, global and emerging markets funds — that have at least five years of performance.

WASATCH PERFORMANCE THROUGH 2020

For the five years ended December 31, 2020, the average

Wasatch fund outperformed its benchmark by about 5.7 percentage points per year and the median Wasatch fund outperformed by approximately 5.5 percentage points per year. On an individual basis for the five years, 13 of the 14 Wasatch funds outperformed their benchmarks.

There’s no doubt stocks sometimes reflect company performance trends that later turn out to be unsustainable. And while such disappointments occurred for certain companies in the few years prior to 2021, we think many growth-oriented companies were appropriately rewarded with rising stock prices.

At Wasatch, we tend to focus on technologically advanced companies that operate in areas like services, software, information delivery and health care. When we venture outside these areas, our companies usually have a unique operating model that’s not overly capital-intensive. Moreover, in an environment of higher stock prices, we think in-depth insights into management teams, business models, competitive advantages and headroom for market expansion are particularly important.

WASATCH PERFORMANCE IN THE FIRST QUARTER OF 2021

Over the very short three-month period ended March 31, 2021, only two of the 14 Wasatch funds analyzed above outperformed their benchmarks. We think three main reasons accounted for the underperformance in the quarter. First, the stocks of our companies generally performed extremely well during the previous few years. In fact, some of our tech-oriented companies actually benefited from the pandemic environment during which advanced solutions were used to support business and personal activity. Stock prices often moderate after a period of strong performance.

Second, optimism for greater economic reopening in 2021 disproportionately supported the value-priced stocks of “cyclical” companies. As a result, value stocks generally outperformed growth stocks during the quarter.

Third, early 2021 saw retail investors banding together online to coordinate the buying of equities referred to as “meme stocks,” which produced dramatic spikes in a number of these heavily shorted stocks that we typically don’t own. Short sellers are speculators who borrow a stock, then sell it, and then hope to buy it back at a lower price — pocketing the difference if the stock price falls. But short sellers face potentially unlimited losses if the stock price rises. By driving up the prices of the targeted meme stocks, retail investors were able to “squeeze” short sellers — forcing the purchase of shares previously sold short in order to stem losses. That, in turn, pushed the stock prices even higher.

MONETARY AND FISCAL STIMULUS, INTEREST RATES AND INFLATION

Both before and during the pandemic, we think stock prices have been supported by monetary stimulus from central banks and fiscal stimulus from governments around the world. When the economy was expanding slowly, high-quality growth companies were prized the most by investors. More recently, however, investors have become increasingly optimistic regarding a broader group of companies. Longer-term interest rates have risen, and we’re starting to see inflation creep higher too.

Conventional wisdom suggests rising interest rates and inflation will benefit cyclical and value companies. The reason is higher rates make lending more profitable and improve net interest margins for financial institutions. Similarly, higher inflation tends to enhance the profits of materials and energy companies. Apart from broad generalizations about cyclical and value companies, we’ve often found that smaller companies are also well-positioned to cope with inflation because they frequently offer niche products and services in which customers will tolerate price increases.

GROWTH VERSUS VALUE INVESTING

The current growth versus value debate can also be described as investing amid the pandemic’s muddle-through environment versus investing amid a fuller economic reopening. As discussed, growth companies were generally better-positioned during the muddle-through environment and value companies are perceived as benefiting more from a fuller economic reopening.

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance available, please visit wasatchglobal.com. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

MARCH 31, 2021 (Unaudited)

Within this context, we’d like to discuss three Covid-related scenarios for companies. (1) Revenues and earnings were pulled from the future into the present. (2) Revenues and earnings were accelerated into the present. (3) Revenues and earnings were postponed until global economies begin to recover. An example under the first scenario is a non-recurring technology upgrade needed to support remote work. An example under the second scenario is the new use of software that was necessary as the pandemic unfolded but that will also be necessary on an ongoing basis. An example under the third scenario is upcoming spending for travel and entertainment that wasn’t possible until an end to the pandemic was in sight.

During 2020, the stocks of companies experiencing the first and second scenarios tended to be the best performers. So far in 2021, the stocks of companies experiencing the third scenario have been among the big winners.

POSITIONING PORTFOLIOS THE WASATCH WAY

Wasatch Funds can be grouped into a few types — U.S., international and emerging markets. We also offer global funds, which combine U.S. stocks with stocks from international developed countries and emerging markets.

For our U.S. and international funds, we’ve trimmed or sold positions in companies described by the first Covid-related scenario because the fundamentals of these companies may need time to catch up with their stock prices. We’re generally more comfortable with companies described by the second scenario because they often saw earlier adoption of their products and services, and may see strong purchases going forward. In response to the third scenario, we’ve been buying certain companies that are somewhat more economically sensitive. Having said that, we as a firm have been investors in high-quality growth companies for over 45 years. And we don’t typically find attractive names in deeply cyclical areas.

Even though economically sensitive companies have had leading stock gains in 2021, we’re cautious on these companies because we’ve learned over time not to sacrifice quality for price. The sectors generally viewed as benefiting in the early post-pandemic stages are consumer, financials, materials and energy. We have no trouble finding consumer names we like. We also have some financials. But the unique competitive advantages we seek are less prevalent in the materials and energy sectors.

One country we especially like for our international and global funds is the United Kingdom, which has been considered a value market largely due to Brexit. But the country has emerged from Brexit reasonably well. Moreover, the U.K. has handled the vaccine rollout better than most of Europe. In our view, the U.K. provides many high-quality, long-duration growth companies with reasonable stock prices. Japan is similar to the U.K. in terms of the increasingly robust business environment. Small-cap companies have strong access to capital, and there’s a tendency of small-cap stocks to perform well over time. We especially like Japanese companies that are benefiting from the need to improve the information-technology infrastructure.

In emerging markets, three of our favorite countries for finding attractive investments are India, Taiwan and China. As for sectors, we like the growth potential of financials in emerging markets more than in developed countries. We also see opportunities based on the domestic demand for information technology, health care, and consumer products and services.

THE WASATCH OUTLOOK

Some conditions certainly have changed in 2021. People have been receiving coronavirus vaccinations. The timeline for a complete economic reopening has become more clearly defined. Long-term interest rates have risen. Inflation has accelerated. And investors have begun to favor value stocks over growth stocks. But other conditions haven’t changed. Monetary and fiscal stimulus measures are still providing extraordinary support. For our part, we’d prefer the economy and financial markets to stand on their own. Despite the risks, it’s conceivable that monetary and fiscal stimulus will soon be tapered around the globe and that a self-sustaining economic expansion will begin. Such conditions might also help governments, businesses and individuals dig themselves out of the extreme debt accumulated prior to and during the pandemic.

If this optimistic case unfolds, it’s possible the stocks of economically sensitive companies will continue to be market leaders for a period of time. But as growth-oriented investors, we don’t change our approach. Although different styles can come in and out of favor, switching back and forth is usually unsuccessful. Instead, we believe having a consistent approach is necessary for generating positive risk-adjusted performance versus a benchmark over the long term.

With sincere thanks for your continuing investment and for your trust,

Ken Applegate, Brian Bythrow and Ryan Snow

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by the CFA Institute.

Wasatch Advisors, Inc., doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 40.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The first quarter of 2021 was a strong period for U.S. small caps overall. During the quarter, the benchmark Russell 2000 Index increased 12.70% while the Russell 2000 Growth Index rose 4.88%. Lagging its benchmark, the Wasatch Core Growth Fund — Investor Class gained 5.59%.

One of the headline events during the first quarter was the outperformance of value-oriented stocks over growth-oriented stocks. For example, the Russell 2000 Value Index was up 21.17%. The leading sectors in this Index were energy, consumer discretionary, materials and financials. Value stocks in general and these sectors in particular are often viewed as being more economically sensitive, or “cyclical.”

As investors became more optimistic about an expanded economic reopening, value stocks were bid up disproportionately. Along with optimism regarding the economy, long-term interest rates rose based on the likely trend for greater loan demand from businesses and individuals. Similarly, inflation started to move higher with the expanding needs for goods and services.

DETAILS OF THE QUARTER

Ligand Pharmaceuticals, Inc. was the top contributor to Fund performance for the first quarter. The company develops and acquires technologies that help pharmaceutical firms create new medicines. One of the most heavily shorted names on Wall Street, Ligand saw its share price driven sharply higher by coordinated buying from retail “meme” investors in online forums. The stock jumped again after the company reported better-than-expected earnings and revenues in its most recent quarter and raised full-year guidance for 2021.

The second-best contributor was Ensign Group, Inc., which operates facilities offering assisted living, nursing services, rehabilitative care, and physical, occupational and speech therapies. In our view, the company handled the Covid-19 crisis extremely well. Throughout most of the crisis, occupancy levels weren’t down as much as might have been expected. But patients did postpone many treatments. More recently, occupancy levels and treatments have experienced a resurgence. Going forward, we expect impressive comparisons to prior-period financial results and especially strong operating margins that may surprise other investors.

The largest detractor from Fund performance for the first quarter was CyberArk Software Ltd., a provider of security solutions that protect privileged accounts from cyber attacks. The stock-price decline seemed to be part of a broad correction among fast-growing technology names and wasn’t due to any fundamental issues at CyberArk. The company is in the process of transitioning the majority of its business from on-premises installation to software-as-a-service in which customers pay by subscription for the protection they need. We think the transition will be completed successfully and will likely result in a higher price for the stock because revenues and earnings will be more predictable under a subscription-based business model.

Guidewire Software, Inc. was another large detractor. The company provides enterprise software for the property and casualty insurance industry. The software supports collaborative workflow, cooperation with external partners and rule-based decision making — all of which characterize modern underwriting and claims operations. Guidewire’s InsuranceSuite platform allows insurance-industry customers to manage claims, policies and billing functions. Other modules can be added to assist in data management, analytics and digital engagement. We believe Guidewire will eventually be well-positioned to benefit as insurance companies increasingly replace their core (usually on-premises) legacy software with centralized, cloud-based offerings. In the short-term, however, Guidewire has seen some challenges with its move to the cloud. We think these challenges, along with the broad correction among technology names, accounted for the stock-price decline.

OUTLOOK

Regarding value versus growth cycles, a study of such cycles isn’t part of our investment approach. The reason is that investing based on macro cycles runs counter to our bottom-up process of researching company fundamentals. Moreover, we don’t see evidence that switching between styles is likely to be successful. In fact, calls by some market pundits to rotate into deep value stocks have been wrong for years on end. If we need to increase our allocation to more economically sensitive companies, for example, that need should be apparent in our bottom-up investment research.

Going forward, we like the portfolio balance created by the combination of our higher-growth companies, which have historically done well during recessions, and our somewhat more economically sensitive names. We continue to evaluate which companies have the potential to build on their post-rebound valuations and which companies will fail to meet the expectations priced into their stocks. What has us particularly excited is we think many of our companies will deliver upside surprises in financial results compared to results in prior periods.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	33.56%	89.54%	21.33%	15.68%

Core Growth (WIGRX) — Institutional	33.63%	89.80%	21.50%	15.80%

Russell 2000® Index	48.05%	94.85%	16.35%	11.68%

Russell 2000® Growth Index	35.92%	90.20%	18.61%	13.02%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Bank OZK	3.1%

Medpace Holdings, Inc.	3.0%

Ensign Group, Inc. (The)	2.9%

Hamilton Lane, Inc., Class A	2.9%

ICON plc (Ireland)	2.9%

Company	% of Net Assets

Trex Co., Inc.	2.7%

Morningstar, Inc.	2.7%

Kadant, Inc.	2.5%

Pool Corp.	2.5%

Altra Industrial Motion Corp.	2.5%

**

As of March 31, 2021, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Indian equities moved higher during the first quarter of 2021, with cyclical stocks and other issues tied to economic growth leading the way. The

Wasatch Emerging India Fund — Investor Class gained 5.50%. The Fund lagged its benchmark, the MSCI India Investable Market Index (IMI), which rose 6.91%.

Helped by business reopenings and an increase in government spending, India was one of the few major economies to generate growth during the fourth quarter of 2020. The fundamental backdrop continued to improve during the first quarter of 2021 as the country gradually recovers from one of the world’s strictest lockdowns to combat Covid-19. Indicators of recent activity showed encouraging pickups in loan demand, vehicle sales and exports.

Industrials and materials were two of the highest-returning sectors of the Index as investors anticipated a strong economic rebound. The Fund’s industrials outgained those in the benchmark, and our overweight position in industrials helped performance. However, the two paint companies that constitute the Fund’s position in materials are less-cyclical businesses, which typically didn’t find favor with investors during the first quarter. With our underexposure to materials also a headwind, the materials sector was the largest source of underperformance relative to the benchmark.

Information-technology (IT) stocks also did well. The pandemic has accelerated an ongoing shift of daily activities — such as shopping, working and learning — to the internet. Consequently, outsourcers in India’s IT-services industry have acquired new contracts from clients seeking to expand their digital capabilities. Driven by strong gains in our IT-services holdings, IT was one of the Fund’s primary sources of strength during the quarter.

DETAILS OF THE QUARTER

The top contributor to Fund performance for the quarter was Aavas Financiers Ltd., a non-bank financial company specializing in loans to middle-income borrowers. Shares of the company surged in early February after Finance Minister Nirmala Sitharaman announced that India’s tax holiday on affordable housing projects would be extended for one more year. In the quarter ended December 31, Aavas reported a 26.1% year-over-year increase in standalone profit after tax on 29.5% growth in revenue from operations.

Mindtree Ltd. was also a large contributor. The company delivers business and technology solutions through global software development. It also offers product-development services and designs reusable building blocks for other high-tech firms. Consolidated net profit jumped 65.7% in Mindtree’s most recent quarter compared to the same quarter a year ago. Management cited strong business momentum across all verticals with significant demand for cloud, data and analytics capabilities.

The greatest detractor from Fund performance for the quarter was Info Edge India Ltd. — which runs an online job-posting website for recruiters, job seekers and employers. Info Edge also operates leading online portals dedicated to matrimony, real estate and education. The company saw its stock price head lower in March after consolidated net sales for the fourth quarter of 2020 came in -17% below the year- ago quarter. Investors also may have been disappointed by management’s disclosure of increased competition in the real-estate segment of the business.

Another significant detractor was Kotak Mahindra Bank Ltd., a full-service commercial bank that offers a wide range of personal, commercial and corporate-banking resources. After surging over 59% during the final three months of 2020, the company’s stock price slipped about -12% during the first quarter of 2021. We view the recent pullback as normal fluctuation and have no significant developments to report.

OUTLOOK

On the last day of March, Economic Affairs Secretary Tarun Bajaj announced that the government would affirm its 2% to 6% inflation target for the Reserve Bank of India (RBI). The renewed mandate to the RBI put to rest recent speculation that the government might modify or discard the current inflation goal to instead seek faster economic growth. Secretary Bajaj said the flexible inflation targeting (FIT) framework will remain in effect through 2026.

We think retaining FIT was the right move. Formally adopted in 2016, FIT places price stability — defined in terms of a target level for consumer-price inflation — as the primary objective of monetary policy in India. It appears to be working. Consumer inflation averaged just 4.97% during the period from 2016 through 2019, compared to 8.24% in 2011 through 2015.

Talk of India as one of the so-called “Fragile Five” emerging markets has largely subsided since the term was coined in 2013 — when India’s inflation rate was running around 10%. We credit much of that to FIT and to the RBI’s accumulation of foreign-exchange reserves. In our view, the decision to maintain continuity in monetary policy should help the RBI as it attempts to anchor inflationary expectations and keep India’s currency on firm footing.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	Since Inception 4/26/2011

Emerging India (WAINX) — Investor	31.75%	72.67%	16.85%	12.35%

Emerging India (WIINX) — Institutional	31.92%	72.92%	17.08%	12.46%

MSCI India IMI	29.30%	82.05%	11.40%	4.57%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.64% / Institutional Class: 1.45%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Bajaj Finance Ltd. (India)	9.8%

HDFC Bank Ltd. (India)	8.0%

Larsen & Toubro Infotech Ltd. (India)	7.4%

Mindtree Ltd. (India)	6.5%

Divi’s Laboratories Ltd. (India)	6.3%

Company	% of Net Assets

Dr. Lal PathLabs Ltd. (India)	5.8%

Info Edge India Ltd. (India)	5.8%

ICICI Lombard General Insurance Co. Ltd. (India)	4.8%

Berger Paints India Ltd. (India)	4.4%

Avenue Supermarts Ltd. (India)	4.3%

**As

of March 31, 2021, there were 25 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk..

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: April 26, 2011. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

During the first quarter of 2021, emerging-market equities retreated from larger gains after a rout in the U.S. bond market spread to other countries. The benchmark MSCI Emerging Markets Index rose 2.29%. Trailing its benchmark, the Wasatch Emerging Markets Select Fund — Investor Class returned 0.32%.

Rising yields on long-term U.S. Treasury bonds triggered a global selloff in risk assets during the latter half of February. Investors feared that accelerating inflation may force central banks to tighten monetary policy sooner than expected. Long-duration growth stocks, such as those in which the Fund invests, were hit especially hard. Valuations of growth companies are typically richer, and their earnings streams are prized less in an environment of higher interest rates.

After springing to life late in 2020, cyclicals and other value stocks continued to find favor with investors anticipating a strong post-pandemic rebound. The materials sector was the highest-returning component of the Index, while the traditionally defensive areas of health care and consumer staples were among the weakest. With sentiment on the upswing for most of the quarter, the Fund’s underexposure to materials and overweight positions in health care and consumer staples were headwinds to performance.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the first quarter was TCS Group Holding plc. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank serving over 13 million customers. The bank’s branchless business model has thrived during the pandemic, with net profit for full-year 2020 rising 22% versus the previous year. Depositary receipts of TCS received an additional boost in January after the family of founder Oleg Tinkov relinquished control over the company by converting the family’s Class B shares into ordinary Class A shares.

AU Small Finance Bank Ltd. was another contributor. The company primarily targets unbanked and underbanked middle-income borrowers in India. AU’s stock price rose sharply after the company issued a strong quarterly earnings report. Loan disbursements increased 34% compared to the same quarter a year ago as growth returned to normalcy. Management said collection efficiencies and activation rates have achieved normalcy across most segments as well, assuaging credit-quality concerns caused by the pandemic.

Brazil was the first quarter’s largest source of underperformance in the Fund, as negative sentiment and currency weakness impacted our Brazilian stocks. Among these were Magazine Luiza S.A. and MercadoLibre, Inc. Magazine Luiza operates a multi-channel retail platform of mobile, website and physical stores in Brazil. The company’s e-commerce revenues have surged as shoppers seeking to avoid infection with coronavirus flocked to the internet. Enthusiasm for Magazine Luiza’s shares appeared to cool somewhat, however, as investors sought exposure to businesses positioned to benefit from an end to the pandemic.

MercadoLibre operates an online marketplace and payments system in Latin America. Although the company posted eye-popping volume growth in its most recent quarter, some key metrics decelerated, and earnings fell short of expectations. We believe the long-term prospects of Magazine Luiza and MercadoLibre remain favorable and continue to own them in the Fund.

OUTLOOK

The recent surge in yields on long-term U.S. Treasuries has already evoked comparisons to the so-called “Taper Tantrum” of 2013. The term had been created to describe investors’ reaction to signals from the Federal Reserve that it was preparing to wind down its quantitative-easing program by gradually reducing its purchases of fixed-income securities. Turmoil resulting from the tapering scheme was especially deep in developing nations with fiscal and current-account deficits that required substantial inflows of foreign capital to finance.

We think such comparisons are premature and, for the most part, not relevant to the current situation. It’s certainly true that higher yields on safe Treasuries can pose headwinds for emerging-market investments by reducing their relative appeal to international investors. However, the Federal Reserve has indicated no plans to hike rates given lingering weakness in the U.S. labor market. In addition, structural conditions in most emerging markets are much better today than they were eight years ago.

Assessing and continually monitoring the various factors affecting our companies is a vital part of our investment process. Among the tools we’ve been using more often are calls and virtual visits to private companies. We’re particularly interested in learning about upstart competitors planning to enter an industry, as these actions may sometimes result in increased competition for the businesses we own. In our experience, privately held firms can often provide valuable insights into the competitive landscape and other information beneficial to our research.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	Since Inception 12/13/2012

Emerging Markets Select (WAESX) — Investor	29.31%	94.36%	16.63%	7.83%

Emerging Markets Select (WIESX) — Institutional	29.37%	94.78%	16.92%	8.15%

MSCI Emerging Markets Index	22.43%	58.39%	12.07%	5.31%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.80%, Net: 1.51% / Institutional Class — Gross: 1.41%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Larsen & Toubro Infotech Ltd. (India)	6.5%

Bajaj Finance Ltd. (India)	6.3%

Sea Ltd. ADR (Singapore)	5.3%

MercadoLibre, Inc.	5.0%

HDFC Bank Ltd. (India)	4.9%

Company	% of Net Assets

Silergy Corp. (Taiwan)	4.0%

Globant S.A. (Argentina)	4.0%

Voltronic Power Technology Corp. (Taiwan)	4.0%

TCS Group Holding plc GDR (Russia)	3.9%

Page Industries Ltd. (India)	3.2%

**

As of March 31, 2021, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

Stocks of small companies in developing nations logged gains during the first quarter of 2021. The rally that started off the year stalled mid-quarter, however, after a rout in the U.S. bond market spread to other countries. The benchmark MSCI Emerging Markets Small Cap Index rose 7.67%. Trailing its benchmark, the

Wasatch Emerging Markets Small Cap Fund — Investor Class returned 3.20%.

Rising yields on long-term U.S. Treasury bonds triggered a global selloff in risk assets during the latter half of February. Investors feared that accelerating inflation may force central banks to tighten monetary policy sooner than expected. Long-duration growth stocks, such as those in which the Fund invests, were hit especially hard. Valuations of growth companies are typically richer, and their earnings streams are prized less in an environment of higher interest rates.

After springing to life late in 2020, cyclicals and other value stocks continued to find favor with investors anticipating a strong post-pandemic rebound. The materials sector was the highest-returning component of the Index, while the traditionally defensive areas of health care and consumer staples were among the weakest. With sentiment on the upswing for most of the quarter, the Fund’s underexposure to materials — as well as to many of the more cyclical names in other sectors — hurt performance.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the first quarter was TCS Group Holding plc. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. The bank’s branchless business model has thrived during the pandemic, with net profit for full-year 2020 rising 22% versus the previous year. Depositary receipts of TCS received an additional boost in January after the family of founder Oleg Tinkov relinquished control over the company by converting the family’s Class B shares into ordinary Class A shares.

AU Small Finance Bank Ltd. was another contributor. The company primarily targets unbanked and underbanked middle-income borrowers in India. AU’s stock price rose sharply after the company issued a strong quarterly earnings report. Loan disbursements increased 34% compared to the same quarter a year ago as growth returned to normalcy. Management said collection efficiencies and activation rates have achieved normalcy across most segments as well.

The greatest detractor from Fund performance for the quarter was Magazine Luiza S.A., which operates a multi-channel retail platform of mobile, website and physical stores in Brazil. The company’s e-commerce revenues have surged as shoppers seeking to avoid infection with coronavirus flocked to the internet. Enthusiasm for Magazine Luiza’s shares appeared to cool somewhat during the first quarter, as investors sought exposure to businesses positioned to benefit from an end to the pandemic.

Info Edge India Ltd. was another detractor. The company runs an online job-posting website for recruiters, job seekers and employers. It also operates leading online portals dedicated to matrimony, real estate and education. Info Edge saw its stock price head lower in February after consolidated net sales for the quarter ended December 2020 came in -17% below the same quarter a year earlier.

OUTLOOK

The recent surge in yields on long-term U.S. Treasuries has already evoked comparisons to the so-called “Taper Tantrum” of 2013. The term had been created to describe investors’ reaction to signals from the Federal Reserve that it was preparing to wind down its quantitative-easing program by gradually reducing its purchases of fixed-income securities. Turmoil resulting from the tapering scheme was especially deep in developing nations with fiscal and current-account deficits that required substantial inflows of foreign capital to finance.

We think such comparisons are premature and, for the most part, not relevant to the current situation. It’s certainly true that higher yields on safe Treasuries can pose headwinds for emerging-market investments by reducing their relative appeal to international investors. However, the Federal Reserve has indicated no plans to hike rates given lingering weakness in the U.S. labor market. In addition, structural conditions in most emerging markets are much better today than they were eight years ago.

Assessing and continually monitoring the various factors affecting our companies is a vital part of our investment process. Among the tools we’ve been using more often are calls and virtual visits to private companies. We’re particularly interested in learning about upstart competitors planning to enter an industry, as these actions may sometimes result in increased competition for the businesses we own.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	26.08%	79.60%	13.48%	6.57%

Emerging Markets Small Cap (WIEMX) — Institutional	26.56%	79.78%	13.70%	6.67%

MSCI Emerging Markets Small Cap Index	31.59%	87.13%	9.59%	3.33%

MSCI Emerging Markets Index	22.43%	58.39%	12.07%	3.65%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.95% / Institutional Class: 1.81%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Silergy Corp. (Taiwan)	5.3%

Voltronic Power Technology Corp. (Taiwan)	4.8%

Globant S.A. (Argentina)	4.1%

AU Small Finance Bank Ltd. (India)	3.9%

Larsen & Toubro Infotech Ltd. (India)	3.8%

Company	% of Net Assets

Bajaj Finance Ltd. (India)	3.8%

Mindtree Ltd. (India)	3.6%

Magazine Luiza S.A. (Brazil)	3.2%

TCS Group Holding plc GDR (Russia)	3.1%

Dr. Lal PathLabs Ltd. (India)	2.9%

**

As of March 31, 2021, there were 52 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class finished the first quarter of 2021 up 1.55%, significantly outperforming its primary benchmark, the MSCI Frontier Emerging Markets Index, which was down -6.08%.

In an eventful quarter, we took note

of widespread positive developments, including a global vaccination push aimed at ending the pandemic and facilitating a broader, more complete economic reopening. Many of the positive trends tended to benefit developed markets more than the frontier and emerging small countries in which the Fund invests. As evidence, most markets in the benchmark declined in the first quarter. For the Fund, however, stock selection proved beneficial, and our companies held up better overall than their benchmark counterparts.

DETAILS OF THE QUARTER

Mexico remained the heaviest country weighting in the Fund and accounted for just under 12% of net assets at quarter-end. Despite relatively flat performance during the quarter, our investments in Mexico aided performance relative to the benchmark, which did not have a position in the country.

Russia, India and Singapore added the most to the Fund’s return and outperformance of the benchmark, which did not have positions in these countries. The Fund’s top individual contributor for the quarter was Russia’s TCS Group Holding plc. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank serving over 13 million customers.

TCS was just one of our financial companies to benefit from strong stock-price performance during the quarter. Overall, the Fund’s financial holdings, which comprised approximately 48% of net assets, contributed to its return, aided significantly by our investments in banks. Banks also drove the Fund’s outperformance of the benchmark in the financials sector.

Regarding other sector themes, information-technology (IT) contributed the most to the Fund’s return during the quarter. Our IT holdings significantly outperformed the benchmark’s IT position, which was down. Fawry for Banking & Payment Technology Services S.A.E., which operates Egypt’s largest electronic-payment network, has been a beneficiary of tailwinds supporting IT and financial-technology companies. Fawry was among the top contributors for the quarter.

Another one of the Fund’s strong contributors was Singapore-based Sea Ltd. Sea’s offerings include digital-gaming content, e-commerce and digital-payment platforms across Southeast Asia. We believe the company’s market position is advantageous and we expect that will help Sea to continue to grow over the long term, in addition to being aided by rapid digitalization across the region in countries such as Indonesia, Vietnam, the Philippines and Thailand.

Our holdings in Brazil and Colombia subtracted the most from the Fund’s return. The largest individual detractor was Banco Davivienda S.A., one of the largest lenders in Colombia. The company provides banking services to individuals, families, builders, and small and medium-size enterprises. Features we like in Banco Davivienda include its strong balance sheet and ongoing digital transformation.

The stocks of some of our consumer-discretionary holdings struggled during the quarter, including Magazine Luiza S.A. and MercadoLibre, Inc., the second- and third-largest detractors, respectively. Magazine Luiza, also known as Magalu, operates a multi-channel retail platform of mobile, website and physical stores in Brazil. The company’s e-commerce revenues have surged as shoppers seeking to avoid infection with coronavirus flocked to the internet. Enthusiasm for Magalu’s shares appeared to cool somewhat during the first quarter, however, as investors sought exposure to businesses positioned to benefit from an end to the pandemic.

MercadoLibre operates an online marketplace and payments system in Latin America. Although the company posted eye-popping volume growth in its most recent quarter, some key metrics decelerated, and earnings fell short of expectations. We believe the long-term prospects of Magalu and MercadoLibre remain favorable and continue to own them in the Fund.

OUTLOOK

We’re pleased with the Fund’s positive performance in a quarter that was so uniquely eventful. As the pandemic emerged throughout 2020, we noted that some companies were seeing their stock prices punished beyond what we considered reasonable. Among the examples we noted were some of our financial companies, many of which we believe are serving central roles in facilitating secular trends in frontier and emerging small countries. We believe the Fund’s performance during the quarter helps to vindicate our confidence in these companies when their stocks were struggling. We’re also pleased that the Fund outperformed its benchmarks for the one-year, five-year and since-inception periods ended March 31, 2021.

We are increasingly optimistic at the progress toward resolving the coronavirus pandemic. Although the distribution of vaccines remains somewhat erratic, especially in frontier and emerging small countries, we believe that progress is being made. Even as uncertainties remain over the timing and magnitude of any economic recovery from the pandemic in 2021, we believe the Fund holds many promising companies that have the potential to produce the long-term growth we expect.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	Since Inception 1/31/2012

Frontier Emerging Small Countries (WAFMX) — Investor	29.80%	89.37%	8.15%	7.91%

Frontier Emerging Small Countries (WIFMX) — Institutional	29.84%	89.47%	8.28%	8.03%

MSCI Frontier Emerging Markets Index	10.28%	33.58%	2.46%	2.46%

MSCI Frontier Markets Index	12.09%	39.28%	6.62%	6.01%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.38%, Net: 2.15% / Institutional Class — Gross: 2.18%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Sea Ltd. ADR (Singapore)	8.0%

Bajaj Finance Ltd. (India)	6.6%

MercadoLibre, Inc.	6.5%

TCS Group Holding plc GDR (Russia)	6.3%

Qualitas Controladora S.A.B. de C.V. (Mexico)	5.0%

AU Small Finance Bank Ltd. (India)	4.9%

Company	% of Net Assets

Fawry for Banking & Payment Technology Services S.A.E. (Egypt)	4.3%

FPT Corp. (Vietnam)	4.2%

Vostok Emerging Finance Ltd. (Sweden)	4.1%

Naspers Ltd., Class N (South Africa)	3.3%

**

As of March 31, 2021, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: January 31, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund — Investor Class finished the first quarter up 2.66% and underperformed the benchmark MSCI AC (All Country) World Small Cap Index, which gained 9.23%.

We took note of widespread positive developments to start the year, including a global vaccination push aimed at ending the pandemic and facilitating a broader, more complete economic reopening. Investor optimism for improved economic activity this year has disproportionately benefited the stocks of more “cyclical” companies in the consumer, financials, materials and energy sectors. Many of these stocks are considered value stocks, which outperformed growth stocks in the first quarter. Unsurprisingly, our fast-growing information-technology holdings, many of which had been strong performers in 2020, declined and underperformed their benchmark counterparts.

While there is an expectation of improved economic activity in 2021, there is also uncertainty over the timing and magnitude of any recovery. As a result, the management teams of many of the companies we own have taken a pragmatic approach to providing earnings guidance for 2021.

DETAILS OF THE QUARTER

Patrizia AG, the largest detractor from Fund performance for the quarter, is an example of a company in which investors appear to have been disappointed by a wider-than-expected range of guidance. Based in Germany, Patrizia is a real-estate investment firm that’s been growing through continued expansion beyond the German real-estate market and from its increasingly diverse portfolio. Our recent discussions with Patrizia’s management highlighted the many opportunities they’ve been seeing in the broader real-estate sector, especially in logistics and warehousing properties as global supply chains are being redesigned. We believe Patrizia is well-positioned to continue growing for years to come.

Fund performance was also impacted by a handful of companies that had strong returns in 2020 but whose stocks took a breather during the first quarter, including CyberArk Software Ltd., JMDC, Inc. and Paylocity Holding Corp. CyberArk offers cybersecurity solutions for access management, identity verification and related applications. JMDC is a Japanese company that operates a health-data management platform. Paylocity provides cloud-based payroll and human capital management software. In all three cases, we believe the companies are positioned to be long-term success stories.

Our emerging-market holdings outperformed for the quarter. The top two contributors to Fund performance were Indian financial companies — AU Small Finance Bank Ltd. and Aavas Financiers Ltd. AU primarily targets unbanked and underbanked middle-income borrowers. Loan disbursements in the October to December quarter rose 34% versus the year-ago quarter as AU’s growth returned to normalcy.

Aavas is a non-bank financial company specializing in loans to middle-income borrowers in the informal segment of the economy. Shares of the company surged in early February on the announcement that India’s tax holiday on affordable housing projects would be extended for one more year. In the quarter ended December 31, 2020, Aavas reported a 26.1% year-over-year increase in standalone profit after tax on 29.5% growth in revenue from operations.

We continue to like the opportunities we’ve been seeing in emerging markets, and we slightly increased our weight during the quarter. We’re also positive on the United Kingdom. We’ve been seeing prospects improve for the U.K. market, and we believe we own a number of high-quality, long-duration growth companies in the U.K.

OUTLOOK

Conventional wisdom typically suggests rising interest rates and inflation will benefit cyclical and value companies. The reason is higher rates make lending more profitable and improve net interest margins for financial institutions. Similarly, higher inflation tends to enhance the profits of materials and energy companies.

Apart from broad generalizations about cyclical and value companies, we’ve often found that smaller companies are also well-positioned to cope with inflation because they frequently offer niche products and services in which customers will tolerate price increases.

We’re committed to staying the course through seemingly irrational short-term moves by markets, in large part because we feel convinced that such hiccups are unlikely to change the fundamental reality that sales and earnings growth will generally be reflected in the stock returns of our companies. This underscores why we believe company quality is of the utmost importance.

“Staying the course” includes continuing our due diligence. During the first quarter, our analysts conducted two fruitful “virtual trips,” spending two weeks each in the United Kingdom and Japan.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	30.37%	95.80%	20.19%	12.70%

Global Opportunities (WIGOX) — Institutional	30.46%	96.19%	20.37%	12.78%

MSCI AC World Small Cap Index	35.09%	82.01%	13.22%	9.23%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.53% / Institutional Class — Gross: 1.48%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	3.3%

AU Small Finance Bank Ltd. (India)	3.1%

MercadoLibre, Inc.	2.9%

Silergy Corp. (Taiwan)	2.9%

Mindtree Ltd. (India)	2.7%

Company	% of Net Assets

Ensign Group, Inc. (The)	2.6%

Aavas Financiers Ltd. (India)	2.5%

Globant S.A. (Argentina)	2.4%

Trex Co., Inc.	2.4%

LGI Homes, Inc.	2.2%

**

As of March 31, 2021, there were 70 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Global Select Fund — Investor Class declined -5.57% for the first quarter of 2021. The Fund underperformed its benchmark, the MSCI AC (All Country) World Index, which gained 4.57%.

During an eventful and volatile quarter, we took note of widespread positive developments to start the year,

including a global vaccination push aimed at ending the pandemic and facilitating a broader, more complete economic reopening. Investor optimism for improved economic activity this year has disproportionately benefited the stocks of more “cyclical” companies. Many of these stocks are considered value stocks, which outperformed growth stocks in the first quarter.

While there is an expectation of improved economic activity in 2021, there is also uncertainty over the timing and magnitude of any recovery. As a result, the management teams of many of the companies we own have taken a pragmatic approach to providing earnings guidance for 2021. In some cases, this led to a selloff of their shares during the first quarter.

DETAILS OF THE QUARTER

We sold or trimmed our weights in some of the names that benefited the most in 2020, including exiting our position in Asahi Intecc Co. Ltd., the most significant detractor from Fund performance during the first quarter. The company is a Japanese manufacturer of medical tools, as well as ultra-fine stainless-steel wire used in both medical and industrial applications. Although we consider Asahi to be strong and well-run, we sold our position due to the emergence of new risks associated with the company’s efforts in China, where recently announced government regulations threaten to impact the medical-device market.

Xero Ltd. detracted from Fund performance in the first quarter after finishing as a top contributor in 2020. Based in Australia, Xero provides cloud-based accounting software for small and medium-size enterprises. The company was the first-to-market with a true cloud-native solution and is widely considered best-in-class. Xero has continued to gain market share in the United Kingdom and has strengthened its operations in the United States. We like that Xero has continually added desirable functionality, such as machine-learning capabilities, that help set its platform apart. Moreover, the company has a unique acquisition model that has contributed to its efforts to obtain referrals.

Investors’ shift in preference toward value stocks during the quarter benefited several of our more cyclical companies, including Old Dominion Freight Line, Inc., the Fund’s top contributor to performance. A trucking company, Old Dominion transports goods and commodities in regional markets across the U.S. The company has shown promising signs of bouncing back from the slowdown that impacted many transportation companies. In February, Old Dominion’s revenue per day increased 9.2% compared to February 2020. As a long-time Wasatch holding with what we consider a strong management team, we anticipate Old Dominion will continue its recovery and growth.

The Fund’s second-largest contributor was Assa Abloy AB, a Swedish company that offers security-system components including doors and locks, security gates and entrance-automation solutions, as well as related products and services. One of the opportunities we see before the company is a low level of market penetration for electromechanical locks, a segment we believe may be poised for growth. The company operates in a niche space with high barriers to entry, which we believe offers a measure of insulation from competitive pressures.

We modestly increased our weighting in emerging markets, which accounted for approximately 10.5% of the Fund’s net assets at quarter end. Although our holdings in emerging markets detracted during the quarter, we believe these markets are a source of exciting investment opportunities with promising long-term growth prospects. This is particularly true as many companies that we think are otherwise excellent have seen their stock prices punished amid recent volatility.

OUTLOOK

Although the first quarter undeniably presented a challenging environment, we’re increasingly optimistic at the progress toward resolving the coronavirus pandemic. Moreover, we do not feel short-term market movements or shifts in investor sentiment threaten our fundamental preference for high-quality, long-duration growth-oriented companies.

We’re committed to staying the course through seemingly irrational short-term moves by markets, in large part because we’re convinced that such hiccups are unlikely to change the fundamental reality that sales and earnings growth will generally be reflected in the stock returns of our companies. This underscores why we believe company quality is of the utmost importance.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	10.42%	54.75%	24.60%

Global Select (WGGSX) — Institutional	10.62%	55.19%	25.02%

MSCI AC World Index	19.93%	54.60%	20.60%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 4.70%, Net: 1.36% / Institutional Class — Gross: 2.79%, Net: 0.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

AMETEK, Inc.	4.2%

Old Dominion Freight Line, Inc.	4.2%

ICON plc (Ireland)	4.1%

Assa Abloy AB, Class B (Sweden)	4.1%

Amphenol Corp., Class A	4.1%

Company	% of Net Assets

Bajaj Finance Ltd. (India)	4.0%

Amadeus IT Group S.A. (Spain)	3.8%

Copart, Inc.	3.8%

Dassault Systemes SE (France)	3.5%

Pool Corp.	3.4%

**

As of March 31, 2021, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

Global equities finished meaningfully higher for the first quarter of 2021. Market sentiment was bolstered by the rollout of multiple Covid-19 vaccines, which raised the prospect of a return to relatively normal economic activity. In addition, global governments and central banks engaged in massive stimulus efforts. Against this backdrop, the yield on the 10-year U.S. Treasury bond rose from 0.93% to 1.74%.

The Wasatch Global Value Fund — Investor Class returned 14.91% in the first quarter, outperforming the benchmark MSCI AC (All Country) World Index, which returned 4.57%. The Fund also outperformed the MSCI AC World Value Index, which gained 8.87%.

Performance within the MSCI AC World Index was led by the more cyclical energy, financials and industrials sectors, while consumer staples, health care and utilities were the biggest laggards. Contributors to the Fund’s performance relative to its benchmark were led by an overweight to and selection within financials, materials and energy. Our holdings in consumer discretionary and industrials also performed well. Communication services, where we don’t have meaningful exposure, was the largest detractor from relative performance.

The Fund’s U.S. holdings make up about half of its weighting, and our holdings outperformed. Our positions in Taiwan, the Netherlands, the United Kingdom and Canada were also strong contributors.

DETAILS OF THE QUARTER

Leading contributors to Fund performance included a number of cyclically sensitive positions including EOG Resources, Inc. In general, energy stocks have been deeply discounted and the energy space is highly sensitive to the fortunes of the economy. As a shale-oil producer, EOG benefited as oil prices rose more than 20% in the quarter.

Within materials, shares of steel-mill operator Nucor Corp. rose sharply along with prices for “hot-rolled steel,” which is commonly used in construction and automotive manufacturing. Nucor raised guidance during the quarter, and sentiment around the stock was also boosted by the prospect of a massive infrastructure package.

Within financials, ING Groep N.V. was also among the leading contributors. As interest rates rose and the yield curve steepened over the quarter, the Dutch multinational bank benefited from improving net interest margins (the difference between the interest rate received on loans and the interest rate paid on deposits). In addition, with the lifting of the European Central Bank’s freeze on bank dividends entering 2021, ING not only reestablished its dividend but announced it would engage in a return of capital in the form of additional dividends and share buybacks equivalent to the amount of dividends missed during the freeze.

On the downside, shares of pharmaceutical company Novartis AG declined in the quarter as investors preferred less-defensive areas of the market. In addition, Novartis reported a slight earnings miss. We maintained the position. In our view, Novartis has a solid pharmaceutical pipeline, pays an attractive dividend and the stock is relatively inexpensive.

Within consumer staples, an overweight to South Korean manufacturer and distributor of tobacco products KT&G Corp. detracted despite the company posting good operating results. The tobacco segment is viewed as highly defensive and less leveraged to global growth, which weighed on the stock.

OUTLOOK

We continue to position the Fund with the expectation that 2021 will see strong growth driven by the extraordinary level of fiscal stimulus, as well as the release of pent-up demand as the global economy opens up with the rollout of Covid-19 vaccines. Much of the stimulus already approved in the U.S. has yet to work its way through the economy even as more is being planned, supporting the view that the rally in stocks off the bottom of early 2020 likely has additional room to run.

Against this backdrop, we have continued to focus within our value universe on stocks that are positioned to benefit from the market’s recent regime change toward more cyclical companies. In this vein, the Fund is overweight in the energy and materials sectors, as well as housing and autos within consumer discretionary.

The Fed has signaled its willingness to maintain a zero-interest rate policy through 2023 in order to support a return of U.S. employment to pre-Covid levels, and we believe other central banks will follow. However, we are sensitive to the risk that central banks may feel compelled to compress their timeframes should inflation accelerate meaningfully. We are also evaluating the ability of companies in various sectors to pass on the costs of higher wages and other production inputs to their end markets should inflation become a factor.

More broadly, despite their outperformance in recent quarters we believe value stocks remain attractive relative to growth world-wide given the performance disparity between growth and value stocks over a period of several years. Considering the huge volume of assets that remain invested in mega-cap technology growth stocks, even a modest rotation out of that category could support continued value-stock outperformance.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	42.27%	62.51%	10.57%	8.07%

Global Value (WILCX) — Institutional	42.29%	62.68%	10.73%	8.19%

MSCI AC World Index	19.93%	54.60%	13.21%	9.14%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.30%, Net: 1.10% / Institutional Class — Gross: 1.38%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Johnson & Johnson	3.8%

Seven & i Holdings Co. Ltd. (Japan)	3.6%

Duke Energy Corp.	3.3%

JPMorgan Chase & Co.	3.3%

ING Groep N.V. ADR (Netherlands)	3.2%

Company	% of Net Assets

Citigroup, Inc.	3.2%

EOG Resources, Inc.	3.1%

Exelon Corp.	3.0%

General Motors Co.	3.0%

Union Pacific Corp.	3.0%

**

As of March 31, 2021, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Greater China Fund — Investor Class finished the first quarter of 2021 down -0.75%, performing in line with its benchmark, the MSCI China Index, which finished down -0.43%. The Fund commenced operation on November 30, 2020. Since inception through March 31, 2021, the Fund’s Investor Class gained 6.40% and outperformed its benchmark, which gained 2.33% for the same period.

During the first quarter of the year, according to the National Bureau of Statistics, China posted its strongest quarterly growth on record as gross domestic product grew 18.3% compared to the year-ago period, reflecting a recovery from a weak first quarter last year at the onset of the Covid-19 pandemic. We believe the news bodes well for China’s markets.

A global vaccination push aimed at ending the pandemic increased investor optimism for improved economic activity in 2021 and provided a boost to the value-priced stocks of more “cyclical” companies. During the first quarter, value stocks generally outperformed growth stocks. This was true in China as well — with the MSCI China Value Index producing a gain and outpacing the benchmark MSCI China Index.

DETAILS OF THE QUARTER

The health-care sector is often viewed by investors as a defensive growth sector, so it’s not surprising that health-care stocks struggled during the quarter. Our health-care holdings declined as a group and detracted from performance relative to the benchmark’s positions, which collectively notched a small gain. Fund performance was also affected as several of the previous quarter’s health-care contributors saw their stocks take a breather. Detractors from the sector included AK Medical Holdings Ltd. and Jiangsu Hengrui Medicine Co. Ltd.

AK Medical is a manufacturer of medical devices, including orthopedic implants and artificial vertebral bodies. We believe the company is well-positioned to grow despite some short-term challenges.

Jiangsu Hengrui develops, manufactures and markets numerous medications, including oncology, anesthesia and contrast-imaging drugs. Jiangsu Hengrui is among the largest pharmaceutical companies in China and one of the most innovative, in our view.

We continue to like the opportunities we’ve been finding among health-care companies in the greater China region, especially in mainland China. We believe domestic demand, an aging population and increased expansion into rural regions are among the factors that we think provide considerable headroom for growth.

As investors seemed to prefer more “cyclical” companies in the quarter, our financial holdings benefited, and the Fund outperformed the benchmark’s position in financials. Chailease Holding Co. Ltd. was the Fund’s top-contributing financial company. Based in Taiwan, Chailease provides financing services, including leasing, installment sales, import/export factoring and direct financing. In its 2020 report, the company noted a better-than-expected increase in loans, including a 22% increase in China. According to the report, asset quality remained healthy and delinquencies declined.

Another company that benefited from the quarterly trend in favor of cyclical companies was Skshu Paint Co. Ltd., the Fund’s only holding in the materials sector and its top contributor for the first quarter. The company is the leading domestic supplier of paints, coatings and related products and has seen an uptick in its revenue driven by high demand amid increased housing construction across mainland China. Also, as the government increases enforcement of environmental regulations, Skshu has been gaining market share from smaller competitors that have greater difficulty meeting the more stringent standards.

OUTLOOK

We’re increasingly optimistic at the progress being made toward resolving the coronavirus pandemic. China has reportedly administered at least one dose of a vaccine to approximately 65 million citizens. Although Chinese officials recently acknowledged that their currently available vaccines are less effective than others, the vaccines are reportedly above the 50% effectiveness threshold that some experts suggest is the baseline for usefulness. The country also reportedly has additional vaccines in clinical trials, some of which are based on the same mRNA technology that appears to most effectively combat the virus. We’re are optimistic that as vaccination campaigns make progress world-wide, broader economic reopening will become a reality for many countries.

We’re pleased that the stocks of our companies held up relatively well despite the “value headwind.” Moreover, we believe our investments in the greater China region have the potential to achieve the long-term growth we expect.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

Since Inception (11/30/2020) (Not annualized)

Greater China (WAGCX) — Investor	6.40%

Greater China (WGGCX) — Institutional	6.10%

MSCI China Index	2.33%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class —Gross: 2.02%, Net: 1.50% / Institutional Class — Gross: 1.71%, Net: 1.25%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Skshu Paint Co. Ltd., Class A (China)	6.3%

Silergy Corp. (Taiwan)	6.0%

Wuxi Biologics Cayman, Inc. (China)	5.0%

Alibaba Group Holding Ltd. (China)	5.0%

Meituan, Class B (China)	4.8%

Tencent Holdings Ltd. (China)	4.6%

Company	% of Net Assets

Chailease Holding Co. Ltd. (Taiwan)	4.5%

Techtronic Industries Co. Ltd. (Hong Kong)	4.5%

Ping An Insurance Group Co. of China Ltd., Class H (China)	4.1%

AIA Group Ltd. (Hong Kong)	4.0%

**

As of March 31, 2021, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class finished the first quarter of 2021 down -1.61%, underperforming its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which finished the quarter up 5.53%.

During an eventful and volatile quarter, we took note of widespread positive developments to start the year, including a global vaccination push aimed at ending the pandemic and facilitating a broader, more complete economic reopening. Investor optimism for improved economic activity this year has disproportionately benefited the stocks of more “cyclical” companies in the consumer, financials, materials and energy sectors. Many of these stocks are considered value stocks, which outperformed growth stocks in the first quarter.

While there is an expectation of improved economic activity in 2021, there is also uncertainty over the timing and magnitude of any recovery. As a result, the management teams of many of the companies we own have taken a pragmatic approach to providing earnings guidance for 2021. In some cases, this led to a selloff of their shares during the first quarter.

DETAILS OF THE QUARTER

Fund performance was affected by a handful of stocks that were strong performers in 2020 but gave up some of those gains in the first quarter, including DiaSorin S.p.A., JMDC, Inc. and CyberArk Software Ltd. DiaSorin, the largest detractor from Fund performance, is a health diagnostics company based in Italy. The company enjoyed extraordinarily strong earnings growth during 2020, supported by the approval and production of several products intended to help address the ongoing pandemic. We see the success of DiaSorin’s specialized products as having opened the door for accelerated instrument placements with new and existing customers. This should improve the company’s business opportunities as it looks to sell even more consumables and diagnostic tests.

JMDC is a Japanese company that operates a health-data management platform. CyberArk is an Israeli information-technology (IT) company that offers cybersecurity solutions for access management, identity verification and related applica-

tions. We believe DiaSorin, JMDC and CyberArk are well-positioned to produce the long-term growth we expect.

The top contributor to Fund performance was AU Small Finance Bank Ltd., which offers banking and lending services catered to middle-income borrowers in India.

Another strong contributor was Dr. Lal PathLabs Ltd. The company operates one of the largest chains of diagnostic pathology labs in India. As Dr. Lal’s continues to formalize the market by taking share from unorganized operators, we think it has the potential to become the dominant consumer brand in diagnostics in India and one of the top health-care services companies in emerging markets.

The Fund’s second-best contributor was Softcat plc. Based in the United Kingdom, Softcat provides IT services including reselling IT infrastructure, commodity sourcing, software licensing, e-procurement, unified communications and managed services. For the six-month period ended January 31, 2021, Softcat reported 20.4% gross profit growth, 41% operating profit growth and 10% revenue growth compared to the same period the previous year.

OUTLOOK

As uniquely eventful as the quarter was, we’re increasingly optimistic at the progress toward resolving the coronavirus pandemic. As of this writing, at least two countries — Israel and the U.K. — have reportedly administered at least one dose of a vaccine to more than half their populations. It’s particularly good to see a successful vaccine rollout in the U.K., given that the country faced particular challenges in the early months of the pandemic. In addition, following years of underperformance by the U.K. market relative to other developed markets, in large part due to investor concerns surrounding Brexit, there are signs of a return to normalcy in the U.K.

We believe we own a number of high-quality, long-duration growth companies in the U.K. that are poised to perform well over the coming years. As of March 31, 2021, more than 21% of the Fund’s net assets were invested in the country and we continue to see outstanding investment opportunities among U.K. companies.

We are committed to staying the course through seemingly irrational short-term moves by markets, in large part because we feel convinced that such hiccups are unlikely to change the fundamental reality that sales and earnings growth will generally be reflected in the stock returns of our companies. This underscores why we believe company quality is of the utmost importance.

“Staying the course” includes continuing our due diligence. During the quarter, our analysts conducted two fruitful “virtual trips,” spending two weeks each in the United Kingdom and Japan.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	11.48%	57.34%	10.84%	9.51%

International Growth (WIIGX) — Institutional	11.54%	57.56%	10.96%	9.57%

MSCI AC World ex USA Small Cap Index	25.13%	69.82%	10.40%	6.32%

MSCI World ex USA Small Cap Index	23.29%	65.17%	10.55%	7.14%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.47% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Electrocomponents plc (United Kingdom)	2.3%

Abcam plc (United Kingdom)	2.1%

Larsen & Toubro Infotech Ltd. (India)	2.0%

Diploma plc (United Kingdom)	2.0%

Dr. Lal PathLabs Ltd. (India)	1.9%

Company	% of Net Assets

CAE, Inc. (Canada)	1.9%

Descartes Systems Group, Inc. (The) (Canada)	1.9%

Voltronic Power Technology Corp. (Taiwan)	1.9%

Halma plc (United Kingdom)	1.8%

Fevertree Drinks plc (United Kingdom)	1.8%

**

As of March 31, 2021, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund — Investor Class declined -2.12% for the first quarter of 2021. The Fund underperformed its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which finished the same period up 5.53%.

Investor optimism for improved economic activity in the first quarter disproportionately benefited the stocks of more “cyclical” companies in the consumer, financials, materials and energy sectors. Many of these stocks are considered value stocks, which outperformed growth stocks in the first quarter. Unsurprisingly, our fast-growing information-technology (IT) holdings, many of which had been strong performers in 2020, declined and underperformed their benchmark counterparts.

Nonetheless, we expect the recent trends favoring technologically innovative companies will continue over the coming years and we continue to like the companies we hold. Despite a quarter in which investors favored lower-quality companies, we remain convinced that companies with high-quality characteristics are best able to produce the long-term growth we seek.

DETAILS OF THE QUARTER

As mentioned, many of our IT stocks took a breather during the first quarter. Among them were Fortnox AB and Rakus Co. Ltd., two of the largest detractors from Fund performance. Fortnox is a Swedish company that provides internet-based business software addressing organizational needs such as accounting, payroll and invoicing. For the fourth quarter of 2020, Fortnox reported net sales growth of 22.9% and its operating margin increased 35.9%. We believe a focus on fundamentals has allowed Fortnox to claim additional market share in recent quarters.

Rakus is based in Japan and provides cloud and IT outsourcing services. The company has seen strong business momentum as the pandemic has been accelerating companies’ digital transformation from on-premises/legacy systems to cloud-based solutions. The company reported strong sales and profit growth but noted that business negotiations were temporarily stagnant due to the pandemic. In its most recent financial report, Rakus showed a 31.4% increase in net sales and saw operating profit more than triple compared to the year-ago period. We believe these positive results bode well for the company’s efforts to produce sustainable long-term growth.

The top contributor to Fund performance for the quarter was Aavas Financiers Ltd. Based in India, Aavas is a non-bank financial company specializing in loans to middle-income borrowers in the informal segment of the economy. Shares of the company surged in early February on the announcement that India’s tax holiday on affordable housing projects would be extended for one more year. In the quarter ended December 31, 2020, Aavas reported a 26.1% year-over-year increase in standalone profit after tax on 29.5% growth in revenue from operations.

Pexip Holding ASA was the second-best contributor. Based in Norway, Pexip is a technology hardware manufacturer that specializes in a video-meeting platform and surrounding digital infrastructure. The company boasts more than 300 resellers across 75 countries and a userbase that spans 190 countries. In its most recent financial report, Pexip had grown its full-year revenue for 2020 by 83% over 2019 thanks to a number of major deals, including a $2 million annual recurring revenue deal with the U.S. Defense Health Agency, the launch of Pexip Private Cloud, as well as the launch of Pexip Room in cooperation with electronic-component giant Logitech. In our view, the company has done an admirable job of keeping pace and has been increasing staffing to keep up with demand, which we expect will only continue to grow over coming years as videoconferencing increasingly becomes an indispensable tool for both businesses and individuals.

OUTLOOK

We are encouraged by the progress toward resolving the coronavirus pandemic. It is particularly good to see a successful vaccine rollout in the United Kingdom, given that the country faced unique challenges in the early months of the pandemic. As of quarter-end, the U.K. was one of at least two countries that had reportedly administered at least one vaccine dose to more than half its population.

Moreover, following years of underperformance by the U.K. market relative to other developed markets, in large part due to investor concerns surrounding Brexit, we welcomed signs of a return to normalcy. We believe we own multiple high-quality U.K. companies that are poised to perform well over the coming years. And we’re looking for more. During the quarter, our analysts conducted a “virtual trip,” spending two weeks researching companies in the U.K.

Even as uncertainties remain over the timing and magnitude of any economic recovery, we believe the Fund holds many promising companies that have the potential to produce the long-term growth we expect.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	11.50%	70.75%	15.30%	11.73%

International Opportunities (WIIOX) — Institutional	11.33%	70.80%	15.51%	11.87%

MSCI AC World ex USA Small Cap Index	25.13%	69.82%	10.40%	6.32%

MSCI World ex USA Small Cap Index	23.29%	65.17%	10.55%	7.14%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.02% / Institutional Class: 1.93%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Esker S.A. (France)	2.6%

Metropolis Healthcare Ltd. (India)	2.4%

Avon Rubber plc (United Kingdom)	2.4%

LEENO Industrial, Inc. (South Korea)	2.3%

Aavas Financiers Ltd. (India)	2.3%

Company	% of Net Assets

YouGov plc (United Kingdom)	2.2%

Qualitas Controladora S.A.B. de C.V. (Mexico)	2.1%

Japan Elevator Service Holdings Co. Ltd. (Japan)	2.0%

Avant Corp. (Japan)	1.9%

Future plc (United Kingdom)	1.9%

**

As of March 31, 2021 there were 91 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Select Fund — Investor Class declined -6.68% for the first quarter of 2021. The Fund underperformed its benchmark, the MSCI EAFE Index, which finished the same period up 3.48%.

Investor optimism for improved economic activity in the first quarter disproportionately benefited the stocks of more “cyclical” companies in the consumer, financials, materials and energy sectors. Many of these stocks are considered value stocks, which outperformed growth stocks in the first quarter. Unsurprisingly, our fast-growing information-technology (IT) holdings, many of which had been strong performers in 2020, declined and underperformed their benchmark counterparts.

DETAILS OF THE QUARTER

Many of the Fund’s largest detractors during the quarter were stocks that stepped back on the heels of strong performance at the end of 2020. For example, both Xero Ltd. and M3, Inc. detracted during the first quarter after finishing as the Fund’s two top contributors in the fourth quarter of 2020.

Australia-based Xero provides cloud-based accounting software for small and medium-size enterprises. Xero was the first-to-market with a true cloud-native solution and is widely considered best-in-class. The company has continued to gain market share in the United Kingdom and has strengthened its U.S. operations. We like that Xero has continually added desirable functionality, such as machine-learning capabilities, that help set its platform apart. Moreover, the company has a unique acquisition model that has contributed to its efforts to obtain referrals.

Based in Japan, M3 provides medical-related services online, including portals through which medical professionals can easily access up-to-date medical news and journal articles, learn about available services and communicate with other medical professionals. Despite the stock’s weakness in the quarter, M3 has been experiencing promising growth and recently announced it had enrolled more than 300,000 physicians through its portal. Wasatch first bought M3 shares in 2007.

We believe M3 is a great example of the type of company in which we seek to invest for the International Select Fund. M3 is a company we already knew well, but whose growth had seen it “graduate” beyond the small-cap realm. We continue to like M3’s growth prospects and are further reassured by its application of the same prudent management approach that we liked when we originally invested in the company more than 10 years ago.

Our industrial holdings lagged the benchmark’s, where industrials finished as one of the best-performing sectors. The industrials sector is often viewed as “defensive” and benefited from the “value shift” that marked the first quarter. Although our investments in the sector generally underperformed, one exception was the Fund’s top contributor — Assa Abloy AB. This Swedish company offers security-system components including doors and locks, security gates and entrance-automation solutions, as well as related products and services. One of the opportunities we see before the company is the low level of market penetration for electromechanical locks, a segment we believe may be poised for growth. Assa Abloy operates in a niche space with high barriers to entry, which we believe offers a measure of insulation from competitive pressures.

Another strong contributor was Dassault Systemes SE. An IT company, Dassault is headquartered in France and is the market leader in digitalization for discrete manufacturing of complex products like airplanes, trains and medical devices. Dassault’s services are highly specialized and are built on a single integrated platform, which we believe supports continued recurring revenues and strong cash flows. In its most recent financial release, Dassault reported a 27% increase in recurring revenue for fiscal year 2020.

OUTLOOK

We are encouraged by the progress toward resolving the coronavirus pandemic. It is particularly good to see a successful vaccine rollout in the United Kingdom, given that the country faced unique challenges in the early months of the pandemic. As of quarter-end, the U.K. was one of at least two countries that had reportedly administered at least one vaccine dose to more than half its population.

We are committed to staying the course through seemingly irrational short-term moves by markets, in large part because we feel convinced that such hiccups are unlikely to change the fundamental reality that sales and earnings growth will generally be reflected in the stock returns of our companies. This underscores why we believe company quality is of the utmost importance.

“Staying the course” includes continuing our due diligence. During the quarter, our analysts conducted two fruitful “virtual trips,” spending two weeks each in the U.K. and Japan. We continue to find attractive opportunities in these two countries.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	5.31%	40.23%	20.80%

International Select (WGISX) — Institutional	5.44%	40.55%	21.40%

MSCI EAFE Index	20.08%	44.57%	13.35%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 6.96%, Net: 1.30% / Institutional Class — Gross: 7.68%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Assa Abloy AB, Class B (Sweden)	4.7%

Amadeus IT Group S.A. (Spain)	4.6%

Partners Group Holding AG (Switzerland)	4.4%

Dassault Systemes SE (France)	4.1%

MISUMI Group, Inc. (Japan)	3.9%

Company	% of Net Assets

Halma plc (United Kingdom)	3.8%

Xero Ltd. (Australia)	3.6%

Scout24 AG (Germany)	3.6%

Adyen N.V. (Netherlands)	3.6%

Abcam plc (United Kingdom)	3.4%

**

As of March 31, 2021, there were 30 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel.

Ken Korngiebel, CFA Lead Portfolio Manager

OVERVIEW

A variety of factors drove micro-cap equity returns in what was a strong but somewhat chaotic first three months of 2021. The Wasatch Micro Cap Fund — Investor Class gained 10.95% for the quarter. The Fund lagged its benchmark, the Russell Microcap Index, which rose 23.89%.

Expectations that the U.S. economy is poised for a strong rebound from the Covid-19 pandemic was a consistent theme in financial markets throughout the quarter. Cyclical and economically sensitive areas of the Index — energy, consumer discretionary, materials and financials — produced the highest returns. Utilities, consumer staples and health care, which are traditionally considered more defensive, were the weakest sectors. Although micro caps generally outpaced the stocks of larger peers, growth stocks — such as those in which the Fund invests — underperformed value stocks.

Rising long-term interest rates negatively impacted fast-growing industries like biotechnology and software. Because the profits of biotechnology firms are often years away, higher interest rates make their future earnings significantly less valuable in current dollars. Biotech stocks as a group were below-average performers, and the Fund’s biotechnology holdings generated a negative overall return. Health care was the Fund’s lowest-returning sector and a primary source of underperformance relative to the Index. The Fund’s software holdings also detracted from relative performance.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was GenMark Diagnostics, Inc. The company offers a broad range of molecular diagnostic tests based on its proprietary biomarker-detection technology. GenMark’s stock price soared after the company agreed to be acquired by a larger competitor at a significant premium to its then-current valuation. Strong demand for GenMark’s test for Covid-19 had produced a several-fold increase in the stock over the previous year.

Transcat, Inc. was also a top contributor. The company provides calibration and laboratory-instrument services in the U.S. and other countries. Shares of Transcat moved sharply higher in February after earnings and revenues in the company’s most recent quarter topped Wall Street estimates. Net income rose 19% versus the year-ago quarter, with revenue in Transcat’s services segment posting a 12% increase. Gross margins also improved as the company introduced software and automation to make its technicians more productive.

The greatest detractor from Fund performance for the quarter was Frequency Therapeutics, Inc., a clinical-stage biotechnology stock. Investors reacted harshly to disappointing interim data from a Phase 2a study evaluating the company’s lead product candidate in treating sensorineural hearing loss. Even if the drug were eventually to win approval, the study’s failure sets the timeline back about 12 to 18 months. In the meantime, we sold the stock to harvest the loss for tax purposes and to seek better opportunities elsewhere.

Another weak stock in the Fund was Pennant Group, Inc. The company operates a network of approximately 80 home-health and hospice agencies, and 54 senior-living communities, located mostly in Western states. Pennant’s stock price headed lower in February after the company reported lackluster revenue growth in its senior-living services segment. Management cited challenges resulting from the second wave of Covid-19, noting that a full return to pre-pandemic occupancy would take time and probably create some additional lumpiness in Pennant’s quarterly results. We expected some disruption from the pandemic and believe Pennant will show improvement in the coming quarters.

OUTLOOK

Disruptions in production and transportation stemming from the Covid-19 pandemic have laid bare the fragilities inherent in global supply chains. While the sourcing of basic components and intermediate goods from distant locations may provide manufacturers with certain cost advantages, the already-significant logistical challenges can prove daunting during a world-wide health crisis.

Just-in-time inventory systems had already made supply chains extremely tight. As those systems were gaining widespread acceptance in the U.S. during the 1980s, a common quip among skeptics was, “Just-in-time is fine, but you still need just-in-case.” With manufacturers currently in the midst of an acute shortage of semiconductor chips, that old admonition is gaining newfound credence.

Inventories at the retail level also remain on the lean side, as merchants wary of virus-related shutdowns hesitated to stock up last year. Now, with vaccines being rolled out, the economy on the mend and a fresh round of stimulus checks in the mail, retailers are scrambling to replenish their shelves and fill their showrooms. Current prospects for at least some additional stimulus suggest supplies of household durables and other big-ticket items may become strained even further.

Price, of course, is what clears the market when something becomes scarce. Costs of real estate, lumber, copper, nickel, transportation, and other goods and services are already beginning to creep higher. To the extent that inflationary pressures continue to build, we think micro caps and other small companies may stand to benefit. In our experience, smaller firms are typically better-positioned to cope with inflation because they frequently offer niche products and services for which customers are more likely to tolerate price increases.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	45.66%	143.03%	32.71%	18.60%

Micro Cap (WGICX) — Institutional	45.72%	142.86%	32.70%	18.59%

Russell Microcap® Index	62.77%	120.33%	18.10%	12.20%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class — Gross: 1.62%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

GenMark Diagnostics, Inc.	3.4%

Transcat, Inc.	2.5%

Construction Partners, Inc., Class A	2.5%

Kornit Digital Ltd. (Israel)	2.3%

XPEL, Inc.	2.0%

Company	% of Net Assets

nLight, Inc.	1.9%

ICF International, Inc.	1.9%

Upland Software, Inc.	1.9%

Vintage Wine Estates, Inc.	1.9%

Castle Biosciences, Inc.	1.8%

**

As of March 31, 2021, there were 85 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the first quarter of 2021, the Wasatch Micro Cap Value Fund — Investor Class rose 14.74% but underperformed the benchmark Russell Microcap Index, which leapt 23.89%. Compared to the Fund, the Index was driven to a greater extent by hopes for more widespread economic reopening and by social-media-induced speculation. For example, the stock of GameStop Corp. — which we’ve never owned — rose over 900% during the quarter even though the company is mostly a brick-and-mortar retailer that’s been giving up market share and losing money. Additionally, the stocks of many other low-quality companies also rose indiscriminately.

Because we own what we consider to be high-quality companies that are generally gaining market share and making money, our companies were less affected by the mania to bid up stocks that were previously depressed. So while the exuberant market behavior was fascinating, it didn’t affect our investment approach — as we don’t focus on near-term performance. Instead, our focus is always on company fundamentals, which we think will drive stock prices over the long term.

Most of the sectors in which we were invested showed double-digit percentage gains during the first quarter. But the sector where our stock selection lagged by the greatest margin relative to the benchmark was consumer discretionary. Incidentally, GameStop is classified as a consumer-discretionary stock. Other sectors where we saw lagging relative performance were information technology, industrials and financials. Our stock selection in health care was a bright spot in terms of relative performance.

DETAILS OF THE QUARTER

The top contributor to Fund performance during the first quarter was Vireo Health International, Inc., a pharmaceutical company that cultivates medical cannabis and manufactures pharmaceutical-grade cannabis products. Vireo has licenses for distribution in the states of New York and Minnesota. The stock was up on news that politicians in both states appeared likely to be in favor of allowing expanded use of cannabis products. During the quarter, we exited our position in Vireo at the higher valuation.

Skyline Champion Corp. was another strong contributor. The company designs, manufactures and sells affordable homes and modular buildings. Skyline, which has a healthy balance sheet, focuses on the multi-family, hospitality, senior and workforce-housing segments in the United States and Canada. After an initial shock due to the coronavirus pandemic, the housing market has been remarkably strong —

supported by very low interest rates and financial aid from the government. We believe Skyline will continue to benefit from the housing shortage, the need for affordable homes and the migration out of densely populated cities and into more rural areas.

The largest detractor from Fund performance during the first quarter was Nautilus, Inc. The company develops, manufactures and markets health and fitness products — including cardio and strength-training equipment and related accessories. The stock fell on news of higher freight costs due to a shortage of shipping containers. The shortage is disrupting the international transport of raw materials, parts and finished goods. While the stock’s decline was disappointing, we still have a positive view on the company. Nautilus offers exercise bikes that rival Peloton bikes. From an investment standpoint, the most attractive characteristic of these bikes is that they typically incorporate subscriptions for online fitness instruction.

Another significant detractor was Aspen Group, Inc., a Colorado-based operator of certificate programs and associate’s, bachelor’s, master’s and doctor’s degree programs. The stock was down on investor fears regarding net losses associated with increased expenses for marketing, teachers and admissions staff ahead of new enrollments. Nevertheless, the company has been able to grow revenues at over 30% per year. And Aspen is an example of a business we like for a changing investment environment. We’re especially impressed with the company’s nursing programs, which we consider reasonably priced with excellent job-placement track records.

OUTLOOK

We’ve described how stock-market participants have shown a high degree of exuberance. The question, then, is: Has this exuberance become irrational? We think the answer is a qualified yes. We say “qualified” because beyond the irrational pricing of some companies, there are many companies in which the pricing seems justified by management expertise, competitive advantages, headroom for growth, profit margins and returns on capital. Additionally, we believe these favorable characteristics are especially prevalent among small- and micro-cap companies — where we also see some more attractive valuations relative to large caps.

Going forward, we don’t have a view on whether or not the social-media-induced speculation will reaccelerate. As for monetary easing and fiscal stimulus, we think these policies will continue for a while. But when they end — or even when an end is signaled by policy makers — we believe market volatility will increase. As always, we intend to use such short-term volatility to buy what we think are attractively valued companies that meet our criteria as great investments for the long run.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	44.78%	125.84%	22.75%	15.83%

Micro Cap Value (WGMVX) — Institutional	44.96%	126.74%	22.85%	15.88%

Russell Microcap® Index	62.77%	120.33%	18.10%	12.20%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.74% / Institutional Class — Gross: 1.84%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Skyline Champion Corp.	2.5%

Neo Performance Materials, Inc. (Canada)	2.0%

American Outdoor Brands, Inc.	1.8%

Sterling Construction Co., Inc.	1.6%

Thunderbird Entertainment Group, Inc. (Canada)	1.6%

Company	% of Net Assets

Full House Resorts, Inc.	1.5%

Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	1.5%

JDC Group AG (Germany)	1.5%

Magnachip Semiconductor Corp.	1.5%

Sharps Compliance Corp.	1.4%

**

As of March 31, 2021, there were 92 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

The first quarter of 2021 was a strong period for U.S. small caps overall. During the quarter, the benchmark Russell 2000 Growth Index increased 4.88% while the Russell 2000 Index moved up 12.70%. Slightly underperforming its benchmark, the Wasatch Small Cap Growth Fund — Investor Class gained 4.08%.

Bank stocks and other financials performed well during the quarter because short-term interest rates are being kept artificially low and long-term rates are rising. Such a situation benefits banks, for example, because they “borrow short and lend long.” In other words, banks pay little to nothing on their short-term deposits (which are borrowed from customers) and banks receive increasing profits on their longer-term lending. For our part, when we invest in financials, we focus on companies that we believe have advantages over their competitors and are not purely dependent on short versus long interest-rate spreads.

In terms of inflation, it tends to benefit energy and materials stocks because the companies own real assets that are rising in price. As a result, these companies are generally able to increase profits by charging customers more during inflationary periods. Having said that, we don’t typically own many energy and materials companies because they usually fail to meet our criteria as high-quality businesses with unique competitive advantages. Instead, we own companies in the industrials sector because these companies can be economically sensitive and still offer the quality we seek.

We also own consumer-discretionary companies, which can be economically sensitive because people are more likely to purchase discretionary items when there’s additional cash on hand. And while our consumer-discretionary stocks performed well during the first quarter, they lagged the benchmark positions. This may have been due to our names being somewhat less cyclical during the downturn and therefore less prone to a strong cyclical rebound during the first quarter.

DETAILS OF THE QUARTER

LGI Homes, Inc. was the top contributor to Fund performance for the first quarter. The company designs and builds homes in about 20 states. LGI has experienced impressive and consistent yearly growth since its 2013 initial public offering and now holds approximately 44,000 lots. LGI had a strong balance sheet going into the pandemic, which we believe will allow the company to continue to take advantage of the opportunities presented by still relatively low mortgage interest rates and the surge in housing demand. While the supply of building materials is tight and costs are rising, LGI has been able to pass these costs on to customers without hurting profits.

GenMark Diagnostics, Inc. also contributed to Fund performance. The company offers molecular diagnostic tests based on its proprietary biomarker-detection technology. GenMark’s stock price soared after the company agreed to be acquired by a larger competitor at a significant premium to its then-current valuation. Strong demand for GenMark’s test for Covid-19 had produced a several-fold increase in the stock over the previous year.

The largest detractor from Fund performance for the first quarter was CyberArk Software Ltd., a provider of security solutions that protect privileged accounts from cyber attacks. The stock-price decline seemed to be part of a broad correction among fast-growing technology names and wasn’t due to any fundamental issues at CyberArk. The company is in the process of transitioning the majority of its business from on-premises installation to software-as-a-service in which customers pay by subscription for the protection they need. We think the transition will be completed successfully and will likely result in a higher price for the stock because revenues and earnings will be more predictable under a subscription-based business model.

Frequency Therapeutics, Inc., a clinical-stage biotechnology company, was another significant detractor. Investors reacted harshly to disappointing interim data from a Phase 2a study evaluating the company’s lead product candidate in treating sensorineural hearing loss. We attribute the failure to flaws in the study’s design, rather than to the drug itself. Among other things, we think the study’s repeated weekly injections into the inner ears of participants may have lessened the hearing benefit observed in other, single-injection studies.

OUTLOOK

Clearly, the first quarter wasn’t a good period for the stocks of our information-technology companies. But the companies themselves generally have been continuing to do quite well from an operational standpoint. Most of them are still gaining market share and maintaining pricing power. At their current valuations and with their rapid growth rates, we like our information-technology names both for their own merit and for their balance versus our more economically sensitive companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	34.96%	110.31%	25.48%	15.89%

Small Cap Growth (WIAEX) — Institutional	35.03%	110.46%	25.68%	15.98%

Russell 2000® Growth Index	35.92%	90.20%	18.61%	13.02%

Russell 2000® Index	48.05%	94.85%	16.35%	11.68%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Kornit Digital Ltd. (Israel)	3.6%

Ensign Group, Inc. (The)	3.4%

Medpace Holdings, Inc.	3.3%

Freshpet, Inc.	3.3%

LGI Homes, Inc.	3.2%

Company	% of Net Assets

Five9, Inc.	2.9%

Pinnacle Financial Partners, Inc.	2.7%

Floor & Decor Holdings, Inc., Class A	2.6%

Monolithic Power Systems, Inc.	2.6%

Neogen Corp.	2.6%

**

As of March 31, 2021, there were 66 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Associate Portfolio Manager	OVERVIEW Small-cap value stocks performed very well in the first quarter of 2021, as the anticipated reopening of the global economy fueled positive market sentiment. The improving economic outlook led to outperformance for small caps versus large caps and for the value style over the growth style. The Wasatch Small Cap Value Fund — Investor Class gained 15.42% while the benchmark Russell 2000 Value Index rose 21.17%.

Although the Fund participated in the rally and delivered a strong absolute return, it did not keep pace with the benchmark in the first quarter. These results are generally within our expectations given the nature of our approach. Historically, we have tended to lag when value stocks are experiencing outsized rallies due to our emphasis on Quality Value stocks, Undiscovered Gems and Fallen Angels. Over time, this process has helped the Fund hold up relatively well both in down markets and at times when the value style is out of favor.

DETAILS OF THE QUARTER

For the first quarter, the vast majority of the Fund’s holdings finished in positive territory, including many that posted double-digit gains. An energy stock, Magnolia Oil & Gas Corp., was one of the Fund’s top contributors. Our approach to the energy sector isn’t to try to predict the direction of oil prices, since this is an extremely difficult task. Instead, we focus on owning well-positioned companies with sound balance sheets and management teams that are capable of navigating times of both positive and negative oil-price movements. Viewing Magnolia as one such company, we took advantage of the selloff in 2020 to add a position. That decision paid off in the first quarter of 2021, as the stock was up strongly.

Ligand Pharmaceuticals, Inc. was another top contributor. The company, which produces an input used in the production of a Covid-19 treatment, saw its stock surge as part of the short-covering phenomenon that occurred in January. We chose to sell the position to zero.

The Fund also benefited from the strength in Kadant, Inc., a maker of engineered systems used in process industries, and Skyline Champion Corp., a producer of pre-manufactured housing. Both stocks were propelled higher by their improving business fundamentals and the anticipated effects of accelerating economic growth.

The Fund’s leading detractors were largely information-technology companies, which wasn’t particularly surprising given the broader rotation out of tech and into other segments of the value space. Shares of Ebix, Inc. declined after the company’s auditor resigned due to control issues surrounding a new line of gift cards. We don’t think the misstep was intentional, but rather a case of management erring by not focusing more closely on the audit process. We’ve known Ebix for more than 10 years, and we believe the investigation will lead to improved oversight in the future. Nevertheless, we are monitoring the situation closely. Payment processor Repay Holdings Corp. and software-as-a-service provider Medallia, Inc. also detracted from results. Like Ebix, we still hold both Repay and Medallia.

OUTLOOK

We continued to rotate the Fund’s holdings in an effort to capture value, a shift we’ve been working on since the third quarter of 2020. We sold a number of positions, including long-time holding Knight-Swift Transportation Holdings, Inc., and initiated new investments in several companies in which we identified longer-term opportunities. Grand Canyon Education, Inc. — a Fallen Angel that we have followed for a decade but had not owned until now — was among our notable purchases in the quarter. We believe Grand Canyon is the best-positioned publicly traded for-profit education company due to its strong brand, unique on-campus and online educational environments, and long runway of opportunity.

While the small-cap value category moved significantly higher in the first three months of 2021, we retain a generally positive outlook. It’s true that valuations have risen appreciably, but we also see several catalysts for corporate earnings to accelerate. Among these are the return to normal business conditions, the significant degree of monetary and fiscal stimulus that continues to flow into the economy, and the possibility that there could be additional stimulus in the form of an infrastructure bill later in the year.

On the other hand, the continuation of a “risk-on” environment could act as a headwind for the Fund’s performance relative to its benchmark. Our response to circumstances such as these is to stay focused on maintaining a balanced portfolio with cyclical exposure from the Fund’s Quality Value holdings, as well as ballast from our positions in steady growers in the Undiscovered Gems category. We believe this approach provides exposure to potential market upside, while also helping to manage downside risk.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	49.93%	105.89%	16.36%	12.23%

Small Cap Value (WICVX) — Institutional	49.93%	106.04%	16.53%	12.37%

Russell 2000® Value Index	61.59%	97.05%	13.56%	10.06%

Russell 2000® Index	48.05%	94.85%	16.35%	11.68%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.08%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Kadant, Inc.	3.5%

Fabrinet	3.2%

Altra Industrial Motion Corp.	3.0%

Webster Financial Corp.	2.8%

Axos Financial, Inc.	2.7%

Company	% of Net Assets

Construction Partners, Inc., Class A	2.7%

Bank OZK	2.6%

Ensign Group, Inc. (The)	2.6%

Skyline Champion Corp.	2.5%

FB Financial Corp.	2.3%

**As

of March 31, 2021, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund — Investor Class rose 4.69% in what was an up-and-down first quarter for small U.S. growth companies. The benchmark Russell 2000 Growth Index posted a similar gain of 4.88%. Rising long-term interest rates and hopes for an early exit from the Covid-19 pandemic created significant dispersion among different areas of the market.

Wall Street took heart from a fresh round of government stimulus and the faster-than-expected rollout of vaccines across most areas of the country. Bank stocks and economically sensitive “cyclical” issues did well as investors sought out businesses that stand to gain from a pickup in economic activity. Energy was the highest-returning sector of the Index, followed by consumer discretionary. Utilities and health-care stocks, which are typically considered more defensive, were weak and finished in negative territory for the quarter.

Although returns in health care were poor overall, the Fund’s health-care stocks were up for the quarter. Relative to the benchmark, health care was the Fund’s greatest source of strength. With investors eyeing a post-pandemic rebound in the economy, industrial stocks also notched solid gains. Consequently, the Fund’s underweight position in industrials posed a headwind to performance.

DETAILS OF THE QUARTER

The strongest contributor to Fund performance for the quarter was GenMark Diagnostics, Inc. The company offers a broad range of molecular diagnostic tests based on its proprietary biomarker-detection technology. GenMark’s stock price soared after the company agreed to be acquired by a larger competitor at a significant premium to its then-current valuation. Strong demand for GenMark’s test for Covid-19 had produced a five-fold increase in the stock over the previous year.

Another strong stock in the Fund was Skyline Champion Corp. The company offers manufactured and modular homes and modular buildings. Skyline’s stock price surged in early February after earnings and revenues in the company’s most recent quarter topped Wall Street estimates. Management cited Skyline’s ability to boost production to meet demand, despite rapidly increasing material costs and enhanced virus-related safety protocols at the company’s manufacturing facilities.

The greatest detractor from Fund performance for the quarter was Frequency Therapeutics, Inc., a clinical-stage biotechnology stock. Investors reacted harshly to disappointing interim data from a Phase 2a study evaluating the company’s lead product candidate in treating sensorineural hearing loss. We attribute the failure to flaws in the study’s design, rather than to the drug itself. Specifically, we think the study’s repeated weekly injections into the inner ears of participants may have lessened the hearing benefit observed in other, single-injection studies.

Silk Road Medical, Inc. was also a significant detractor. The company provides implantable devices for the treatment of carotid-artery disease in high-risk patients. Cautious forward guidance from Silk Road appeared to discourage some investors — who may have misconstrued management’s conservatism as a downbeat outlook. Rising long-term interest rates and a lack of news concerning the company’s approval pathway for addressing the standard-risk patient market also weighed on the stock during the first quarter. We expect Silk Road to see growth accelerate as the pandemic ends, so we used the share-price weakness as an opportunity to add to our position.

OUTLOOK

Although long-term interest rates have risen substantially over the past several months, they remain very low by historical standards. To us, that suggests weak structural environments for both long-term macroeconomic growth and inflation. In the shorter term, we think vaccines and federal stimulus spending will help get the U.S. economy back on track. However, we have to question how long the effects will last after the spending stops.

The pace of the vaccine rollout gives us hope the end of the pandemic is near. Besides banking, health care is another area of the Fund that we expect to benefit from a return to normalcy. For the past year, the treatments and medical devices offered by several of our health-care companies have been underutilized, as patients fearful of contracting Covid-19 postponed appointments for routine examinations and non-emergency procedures. We believe pent-up demand from newly vaccinated patients will drive a strong rebound in these businesses. Because the material inputs required for making small devices and developing new medicines are typically low, we think our health-care companies are likely to be impacted less by any inflation that does occur.

Meanwhile, equity valuations remain elevated in general and quite stretched for open-ended growth stories in the most speculative IT stocks. With profits for some of these businesses still years into the future, their stocks are exceptionally vulnerable to spikes in interest rates. Regardless of whether rates move significantly higher from here, we think the secular tailwind from falling interest rates may well be over. The upshot is likely to be a subdued backdrop for equity returns — and an even weaker one for the most richly valued issues.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	28.95%	116.80%	33.35%	18.83%

Ultra Growth (WGMCX) — Institutional	29.01%	117.01%	33.37%	18.85%

Russell 2000® Growth Index	35.92%	90.20%	18.61%	13.02%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.07%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Freshpet, Inc.	3.5%

Kornit Digital Ltd. (Israel)	2.7%

Intra-Cellular Therapies, Inc.	2.4%

Five Below, Inc.	2.4%

GenMark Diagnostics, Inc.	2.3%

Company	% of Net Assets

Zendesk, Inc.	2.2%

Floor & Decor Holdings, Inc., Class A	2.1%

Silk Road Medical, Inc.	2.1%

Open Lending Corp., Class A	2.0%

Castle Biosciences, Inc.	2.0%

**As

of March 31, 2021, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and options written, if any.

††Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2021 (Unaudited)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

The 30-year U.S. Treasury bond yielded 2.41% on March 31, 2021, up from 1.65% on December 31, 2020. A year earlier the bond yield was 1.31%.

DETAILS OF THE QUARTER

For the quarter ended March 31, 2021, the Wasatch-Hoisington U.S. Treasury Fund, which is invested in long-dated U.S. Treasury securities (those with maturities longer than 20 years), returned -16.95% while the benchmark Bloomberg Barclays US Aggregate Bond Index decreased -3.37%.

OUTLOOK

Contrary to conventional wisdom, substantive economic analysis conducted over many years indicates that disinflation in the current environment is more likely than accelerating inflation. Since prices deflated in the second quarter of 2020, the annual inflation rate will move transitorily higher. However, once these base effects are exhausted, cyclical, structural and monetary considerations indicate that the annual inflation rate will decrease, with the core rate measured for the 12 months ended December 31, 2021 undershooting the U.S. Federal Reserve’s target inflation rate of 2%. In the face of such persistent disinflation, the inflationary psychosis that has gripped the bond market will likely fade away.

After declining -5.2% in 2020 — the most since World War II — world-wide real per capita gross domestic product (GDP) is estimated to rise 4.7% in 2021. The United States is estimated to perform even better, rising 6.2%, after a contraction of -4.9% in 2020. The U.S. growth rate for calendar year 2021 could be the fastest since 1984 and possibly even since 1950. Such growth is not likely to lead to sustaining inflation.

Inflation is a lagging indicator, as classified by the National Bureau of Economic Research. The low in inflation occurred after all of the past four recessions, with an average lag of almost 15 quarters from the end of the recessions. The shortest of these lags was six quarters with two of the lags more than six years. Inflation troughed seven quarters after the recession that ended in the fourth quarter of 2001. Although the core inflation rate moved higher, it remained close to the historical low for most of the expansion that lasted until early 2008. The same pattern held after the 2009 recession. The trough arrived within six quarters, but once again the core inflation rate remained near that low until the recession arrived with the pandemic in 2020. So, hitting a technical trough has not coincided with substantially faster inflation.

Productivity has rebounded during economic recoveries and has done so vigorously in the aftermath of deep recessions. This pattern was quite apparent after the deep recessions that ended in 1949, 1958 and 1982. Productivity gains hold down the rise in unit labor costs. Productivity rebounded by an average of 4.8% in the year immediately after the end of the three aforementioned recessions and unit labor costs were unchanged.

In the current situation, analysis indicates that restoration of supply chains will be disinflationary. During the pandemic, low-cost producers have lost market share, which has shifted to domestic producers. The pandemic did far more for domestic firms’ pricing power than the tariff increases of the previous White House administration. Low-cost producers will want to regain market share while high-cost producers, whose fortunes were unexpectedly helped, will try to hold market share. The battle for market share will lead to price wars.

Accelerated technological advancement will lower costs. Another restraint on inflation is that the pandemic greatly accelerated the implementation of inventions that were in the pipeline. The old adage, “necessity is the mother of invention,” has been demonstrated in earlier crisis situations such as wars. Thus, the technology today is not the same as the technology of a year ago. This will also act as a restraint on inflation.

Due to the lagging nature of inflation, the long Treasury bond yield is also a lagging indicator. Since the Treasury market began freely trading in the early 1950s, the lag between the start of a recession and the trough in the yield averaged 49 months. However, initial conditions have been much worse from 1990 to the present than during the previous 35 years. Since 1990, the lag between the start of a recession and the bond yield trough jumped to 76 months. The economic fundamentals currently at work suggest that long lags will be a feature in the cycle ahead. While no two cycles are ever alike, it is our view that the trend in long-term bond yields remains downward. Such a scenario would bode well for the Fund’s investments in long-dated U.S. Treasury securities.

Thank you for the opportunity to manage your assets.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2021 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

U.S. Treasury	-19.94%	-20.96%	2.69%	7.09%

Bloomberg Barclays US Aggregate Bond Index	-2.73%	0.71%	3.10%	3.44%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2021 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.66%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/46	21.1%

U.S. Treasury Principal Strip	8/15/49	18.0%

U.S. Treasury Bond, 1.250%	5/15/50	17.7%

U.S. Treasury Principal Strip	5/15/49	12.9%

U.S. Treasury Bond, 3.000%	8/15/48	12.6%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.500%	2/15/45	6.4%

U.S. Treasury Principal Strip	2/15/49	4.9%

U.S. Treasury Bond, 2.250%	8/15/49	3.6%

U.S. Treasury Bond, 2.875%	5/15/49	1.4%

**

As of March 31, 2021, there were 9 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions	MARCH 31, 2021 (Unaudited)

DEFINITIONS OF FINANCIAL TERMS

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

The American Rescue Plan Act of 2021, also called the American Rescue Plan, is a $1.9 trillion coronavirus rescue package designed to facilitate the United States’ recovery from the devastating economic and health effects of the Covid-19 pandemic.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Fallen Angel is a Wasatch term for a company with a solid long-term growth history and outlook whose current earnings have gotten off track.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The National Bureau of Economic Research (NBER) is a research organization dedicated to promoting a greater understanding of how the economy works.

Net interest margin is typically used for a bank or an investment firm that invests depositors’ money, allowing for an interest margin between what is paid to the bank’s client and what is made from the borrower of the funds. A positive net interest margin indicates that an entity has invested its funds efficiently, while a negative net interest margin implies that the funds have not been invested efficiently.

Per capita GDP is a universal measure for gauging the prosperity of nations. It is calculated by dividing GDP by a country’s total population.

Quality Value companies, as defined by Wasatch, have usually been through a sustained turnaround, are experienc-

ing modest growth, or have exposure to deep cyclical or commodity swings.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Risk-on is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Undiscovered Gems is a Wasatch term for companies that have little or no coverage by Wall Street analysts.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 26 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

Wasatch Funds Management Discussions	MARCH 31, 2021 (Unaudited)

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI China Value Index captures large- and mid-cap Chinese securities exhibiting overall value style characteristics.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 26 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries, excluding the United States.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of small-capitalization securities in developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. His-

torical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth, Russell 2000 Value and Russell Microcap vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2021.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2021. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Operating Expenses (continued)

	Account Value
Fund/Class and Return	Beginning of Period October 1, 2020	End of Period March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,335.60	$6.81	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.89	1.17%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,336.30	$6.12	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,317.50	$8.90	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.25	$7.75	1.54%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,319.20	$7.98	1.38%
Hypothetical (5% before expenses)	$1,000.00	$1,018.05	$6.94	1.38%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,293.10	$8.40	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.39	1.47%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,293.70	$6.86	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,260.80	$10.65	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,265.60	$10.00	1.77%
Hypothetical (5% before expenses)	$1,000.00	$1,016.11	$8.90	1.77%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,298.00	$12.32	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,298.40	$11.17	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,303.70	$8.44	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.39	1.47%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,304.60	$7.76	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Global Select Fund — Investor Class
Actual	$1,000.00	$1,104.20	$7.08	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Global Select Fund — Institutional Class
Actual	$1,000.00	$1,106.20	$4.99	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,422.70	$6.64	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,422.90	$5.74	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Greater China Fund — Investor Class
Actual	$1,000.00	$1,064.00	$5.13	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,011.60	$5.00	1.50%
Greater China Fund — Institutional Class
Actual	$1,000.00	$1,061.00	$4.27	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,012.43	$4.17	1.25%

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Operating Expenses (continued)

	Account Value
Fund/Class and Return	Beginning of Period October 1, 2020	End of Period March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Fund — Investor Class
Actual	$1,000.00	$1,114.80	$7.59	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.75	$7.24	1.44%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,115.40	$7.07	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,115.00	$10.28	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,113.30	$9.96	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
International Select Fund — Investor Class
Actual	$1,000.00	$1,053.10	$6.65	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
International Select Fund — Institutional Class
Actual	$1,000.00	$1,054.40	$4.61	0.90%
Hypothetical (5% before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$1,456.60	$9.86	1.61%
Hypothetical (5% before expenses)	$1,000.00	$1,016.90	$8.10	1.61%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$1,457.20	$9.50	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.80	1.55%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$1,447.80	$10.31	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,016.50	$8.50	1.69%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,449.60	$9.77	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,349.60	$6.56	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.35	$5.64	1.12%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,350.30	$6.15	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,499.30	$7.17	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,499.30	$6.54	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$1,289.50	$6.51	1.14%
Hypothetical (5% before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$1,290.10	$5.94	1.04%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.24	1.04%
U.S. Treasury Fund — Investor Class
Actual	$1,000.00	$800.60	$2.96	0.66%
Hypothetical (5% before expenses)	$1,000.00	$1,021.64	$3.33	0.66%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365), except for the Greater China Fund, which has 121 days in the most recent fiscal period due to its inception date of November 30, 2020.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Airlines 1.7%
249,856	Allegiant Travel Co.*	$60,979,855

	Application Software 8.0%
205,833	Avalara, Inc.*	27,464,297
517,604	Five9, Inc.*	80,917,033
366,086	Guidewire Software, Inc.*	37,205,320
86,969	HubSpot, Inc.*	39,502,190
1,389,696	Medallia, Inc.*	38,758,621
168,837	Paylocity Holding Corp.*	30,361,958
372,354	Q2 Holdings, Inc.*	37,309,871

		291,519,290

	Asset Management & Custody Banks 5.1%
923,171	Cohen & Steers, Inc.	60,310,761
1,179,317	Hamilton Lane, Inc., Class A	104,440,314
1,729,591	Juniper Industrial Holdings, Inc., Class A* ‡‡	21,446,928

		186,198,003

	Automotive Retail 2.6%
964,034	Camping World Holdings, Inc., Class A	35,071,557
936,405	Monro, Inc.	61,615,449

		96,687,006

	Building Products 2.7%
1,084,475	Trex Co., Inc.*	99,272,842

	Commercial Printing 0.9%
343,145	Cimpress plc*	34,359,109

	Commodity Chemicals 2.3%
3,169,709	Valvoline, Inc.	82,634,314

	Data Processing & Outsourced Services 3.5%
429,450	Euronet Worldwide, Inc.*	59,392,935
332,092	WEX, Inc.*	69,480,288

		128,873,223

	Distillers & Vintners 0.9%
1,893,003	Duckhorn Portfolio, Inc. (The)*	31,764,590

	Distributors 2.5%
259,105	Pool Corp.	89,453,410

	Education Services 1.0%
348,779	Grand Canyon Education, Inc.*	37,354,231

	Electronic Equipment & Instruments 1.8%
505,351	Novanta, Inc.*	66,650,743

	Electronic Manufacturing Services 2.4%
973,662	Fabrinet*	88,009,308

	Financial Exchanges & Data 4.7%
438,955	Morningstar, Inc.	98,782,433
2,038,473	Open Lending Corp., Class A*	72,202,714

		170,985,147

Shares		Value

	General Merchandise Stores 1.4%
593,215	Ollie’s Bargain Outlet Holdings, Inc.*	$51,609,705

	Health Care Facilities 3.9%
1,141,543	Ensign Group, Inc. (The)	107,122,395
737,150	Pennant Group, Inc. (The)*	33,761,470

		140,883,865

	Health Care Supplies 2.2%
886,435	Neogen Corp.*	78,795,207

	Home Improvement Retail 1.8%
693,986	Floor & Decor Holdings, Inc., Class A*	66,261,783

	Homebuilding 1.6%
517,061	Installed Building Products, Inc.	57,331,724

	Industrial Machinery 11.3%
1,614,507	Altra Industrial Motion Corp.	89,314,527
943,387	Barnes Group, Inc.	46,735,392
1,001,548	Helios Technologies, Inc.	72,982,803
491,597	Kadant, Inc.	90,950,361
374,381	RBC Bearings, Inc.*	73,666,949
1,340,116	TriMas Corp.*	40,632,317

		414,282,349

	Industrial REITs 1.7%
3,495,993	Monmouth Real Estate Investment Corp.	61,844,116

	Internet & Direct Marketing Retail 1.2%
1,551,527	1-800-Flowers.com, Inc., Class A*	42,837,660

	IT Consulting & Other Services 1.2%
107,388	EPAM Systems, Inc.*	42,599,746

	Leisure Products 1.9%
976,351	YETI Holdings, Inc.*	70,502,306

	Life Sciences Tools & Services 5.9%
529,343	ICON plc* (Ireland)	103,947,085
675,100	Medpace Holdings, Inc.*	110,750,155

		214,697,240

	Managed Health Care 2.2%
1,187,296	HealthEquity, Inc.*	80,736,128

	Regional Banks 6.4%
2,726,863	Bank OZK	111,392,354
881,523	Eagle Bancorp, Inc.	46,905,839
1,391,439	Webster Financial Corp.	76,682,203

		234,980,396

	Semiconductors 1.8%
185,765	Monolithic Power Systems, Inc.	65,614,056

	Specialized Consumer Services 2.0%
1,500,701	Terminix Global Holdings, Inc.*	71,538,417

	Specialized REITs 1.6%
1,506,274	National Storage Affiliates Trust	60,145,521

	Specialty Chemicals 2.2%
650,288	Balchem Corp.	81,552,618

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Specialty Stores 2.7%
361,912	Five Below, Inc.*	$69,049,191
703,762	National Vision Holdings, Inc.*	30,845,888

		99,895,079

	Systems Software 4.3%
659,542	CyberArk Software Ltd.* (Israel)	85,305,162
555,995	Proofpoint, Inc.*	69,938,611

		155,243,773

	Trading Companies & Distributors 0.9%
197,558	SiteOne Landscape Supply, Inc.*	33,731,053

	Total Common Stocks (cost $2,180,937,870)	3,589,823,813

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$57,689,079	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $59,104,700 of United States Treasury Notes 0.125% due 1/15/24; value: $58,842,924; repurchase proceeds: $57,689,079 (cost $57,689,079)	$57,689,079

	Total Short-Term Investments (cost $57,689,079)	57,689,079

	Total Investments (cost $2,238,626,949) 99.9%	3,647,512,892

	Other Assets less Liabilities 0.1%	3,932,901

	Net Assets 100.0%	$3,651,445,793

	*Non-income producing. ‡‡Affiliated company (see Note 8). REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Ireland	2.9
Israel	2.4
United States	94.7

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 102.5%

	Apparel, Accessories & Luxury Goods 3.4%
39,439	Page Industries Ltd. (India)	$16,264,045

	Brewers 2.3%
668,947	United Breweries Ltd. (India)	11,290,361

	Commodity Chemicals 4.4%
2,019,198	Berger Paints India Ltd. (India)	21,127,168

	Consumer Finance 12.5%
670,831	Bajaj Finance Ltd.* (India)	47,148,899
1,017,963	SBI Cards & Payment Services Ltd. (India)	12,965,797

		60,114,696

	Department Stores 4.1%
1,926,485	Trent Ltd. (India)	19,717,067

	Diversified Banks 11.3%
1,875,490	HDFC Bank Ltd.* (India)	38,333,860
673,224	Kotak Mahindra Bank Ltd.* (India)	16,163,545

		54,497,405

	Food Retail 4.3%
526,795	Avenue Supermarts Ltd.* (India)	20,678,759

	Health Care Services 5.8%
750,984	Dr. Lal PathLabs Ltd. (India)	27,732,393

	Industrial Conglomerates 2.3%
26,336	3M India Ltd.* (India)	10,842,196

	Industrial Machinery 4.8%
7,665,790	Elgi Equipments Ltd. (India)	19,921,015
57,470	GMM Pfaudler Ltd. (India)	3,376,022

		23,297,037

	Interactive Media & Services 5.8%
472,052	Info Edge India Ltd.* (India)	27,633,414

	Internet & Direct Marketing Retail 1.1%
163,827	MakeMyTrip Ltd.* (India)	5,173,657

	IT Consulting & Other Services 13.9%
638,194	Larsen & Toubro Infotech Ltd. (India)	35,552,330
1,101,430	Mindtree Ltd. (India)	31,259,062

		66,811,392

	Life Sciences Tools & Services 6.3%
617,613	Divi’s Laboratories Ltd.* (India)	30,417,422

	Packaged Foods & Meats 1.1%
106,698	Britannia Industries Ltd. (India)	5,268,226

	Personal Products 1.1%
30,539	Procter & Gamble Hygiene & Health Care Ltd. (India)	5,244,118

Shares		Value

	Property & Casualty Insurance 4.8%
1,190,420	ICICI Lombard General Insurance Co. Ltd. (India)	$23,128,230

	Regional Banks 3.1%
885,713	AU Small Finance Bank Ltd.* (India)	14,973,124

	Research & Consulting Services 3.5%
457,267	L&T Technology Services Ltd. (India)	16,623,627

	Specialty Chemicals 2.7%
374,360	Asian Paints Ltd. (India)	12,990,051

	Thrifts & Mortgage Finance 3.9%
552,534	Aavas Financiers Ltd.* (India)	18,567,999

	Total Common Stocks (cost $313,672,069)	492,392,387

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$7,521,097	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $7,705,700 of United States Treasury Notes 0.125% due 1/15/24; value: $7,671,571; repurchase proceeds: $7,521,097 (cost $7,521,097)	$7,521,097

	Total Short-Term Investments (cost $7,521,097)	7,521,097

	Total Investments (cost $321,193,166) 104.1%	499,913,484

	Liabilities less Other Assets (4.1%)	(19,705,354)

	Net Assets 100.0%	$480,208,130

	*Non-income producing.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.0%

	Airport Services 3.1%
295,124	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B* (Mexico)	$3,080,685

	Apparel, Accessories & Luxury Goods 3.2%
7,826	Page Industries Ltd. (India)	3,227,323

	Consumer Finance 6.3%
90,007	Bajaj Finance Ltd. (India)*	6,326,081

	Department Stores 1.9%
183,204	Trent Ltd. (India)	1,875,045

	Diversified Banks 10.0%
237,219	HDFC Bank Ltd.* (India)	4,848,610
557,664	PT Bank Central Asia Tbk (Indonesia)	1,193,075
67,899	TCS Group Holding plc, GDR (Russia)	3,938,142

		9,979,827

	Drug Retail 2.6%
593,830	Raia Drogasil S.A. (Brazil)	2,643,863

	Electrical Components & Equipment 6.4%
102,645	Voltronic Power Technology Corp. (Taiwan)	3,975,142
184,501	Weg S.A. (Brazil)	2,443,995

		6,419,137

	General Merchandise Stores 2.1%
572,800	Magazine Luiza S.A. (Brazil)	2,059,725

	Health Care Technology 1.0%
80,800	Ping An Healthcare & Technology Co. Ltd.* (China)	1,013,365

	Industrial Machinery 2.5%
146,000	Techtronic Industries Co. Ltd. (Hong Kong)	2,497,781

	Interactive Home Entertainment 5.3%
23,678	Sea Ltd., ADR* (Singapore)	5,285,640

	Interactive Media & Services 1.7%
21,800	Tencent Holdings Ltd. (China)	1,710,552

	Internet & Direct Marketing Retail 9.9%
38,188	Alibaba Group Holding Ltd.* (China)	1,080,686
23,317	MakeMyTrip Ltd.* (India)	736,351
38,000	Meituan, Class B* (China)	1,457,609
3,417	MercadoLibre, Inc.*	5,030,302
39,715	Trip.com Group Ltd., ADR* (China)	1,573,906

		9,878,854

	IT Consulting & Other Services 10.5%
19,382	Globant S.A.* (Argentina)	4,023,897
115,634	Larsen & Toubro Infotech Ltd. (India)	6,441,706

		10,465,603

	Life & Health Insurance 2.3%
258,484	Discovery Ltd. (South Africa)	2,321,803

Shares		Value

	Life Sciences Tools & Services 3.1%
245,500	Wuxi Biologics Cayman, Inc.* (China)	$3,074,237

	Managed Health Care 2.4%
897,500	Hapvida Participacoes e Investimentos S.A. (Brazil)	2,372,647

	Packaged Foods & Meats 3.0%
23,442	Britannia Industries Ltd. (India)	1,157,451
483,393	Vitasoy International Holdings Ltd. (Hong Kong)	1,859,180

		3,016,631

	Personal Products 1.3%
906	LG Household & Health Care Ltd. (South Korea)	1,256,832

	Pharmaceuticals 1.1%
82,140	Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	1,153,970

	Property & Casualty Insurance 3.5%
108,163	ICICI Lombard General Insurance Co. Ltd. (India)	2,101,459
248,586	Qualitas Controladora S.A.B. de C.V. (Mexico)	1,367,013

		3,468,472

	Regional Banks 2.3%
133,641	AU Small Finance Bank Ltd.* (India)	2,259,223

	Semiconductor Equipment 2.2%
16,800	Lasertec Corp. (Japan)	2,203,080

	Semiconductors 6.8%
45,297	ASPEED Technology, Inc. (Taiwan)	2,738,490
49,959	Silergy Corp. (Taiwan)	4,035,870

		6,774,360

	Specialized Finance 2.9%
421,403	Chailease Holding Co. Ltd. (Taiwan)	2,909,487

	Specialty Chemicals 1.6%
46,947	Asian Paints Ltd. (India)	1,629,031

	Total Common Stocks (cost $62,141,689)	98,903,254

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$2,267,940	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $2,323,600 of United States Treasury Notes 0.125% due 1/15/24; value: $2,313,309; repurchase proceeds: $2,267,940 (cost $2,267,940)	$2,267,940

	Total Short-Term Investments (cost $2,267,940)	2,267,940

	Total Investments (cost $64,409,629) 101.3%	101,171,194

	Liabilities less Other Assets (1.3%)	(1,267,291)

	Net Assets 100.0%	$99,903,903

	*Non-income producing. ADR American Depositary Receipt. GDR Global Depositary Receipt.

	See Notes to Financial Statements.
At March 31, 2021, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	4.1
Brazil	9.6
China	11.2
Hong Kong	4.4
India	30.9
Indonesia	1.2
Japan	2.2
Mexico	4.5
Russia	4.0
Singapore	5.3
South Africa	2.4
South Korea	1.3
Taiwan	13.8
United States	5.1

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.4%

	Airport Services 2.4%
1,893,325	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$11,943,801

	Application Software 0.9%
92,631	Agora, Inc., ADR* (China)	4,656,560

	Commodity Chemicals 2.6%
1,197,391	Berger Paints India Ltd. (India)	12,528,479

	Communications Equipment 1.0%
518,000	Accton Technology Corp. (Taiwan)	5,010,619

	Consumer Finance 7.9%
265,148	Bajaj Finance Ltd.* (India)	18,635,746
2,110,475	Muangthai Capital Public Co. Ltd. (Thailand)	4,778,115
2,414,829	Srisawad Corp. Public Co. Ltd. (Thailand)	6,587,654
6,671,723	Unifin Financiera S.A.B. de C.V.* (Mexico)	9,044,910

		39,046,425

	Data Processing & Outsourced Services 1.6%
3,654,283	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	7,625,925

	Department Stores 2.9%
215,946	Poya International Co. Ltd. (Taiwan)	4,510,701
960,506	Trent Ltd. (India)	9,830,526

		14,341,227

	Diversified Banks 3.1%
259,390	TCS Group Holding plc, GDR (Russia)	15,044,620

	Drug Retail 3.5%
282,185	Clicks Group Ltd. (South Africa)	4,596,021
2,795,550	Raia Drogasil S.A. (Brazil)	12,446,410

		17,042,431

	Electrical Components & Equipment 4.7%
602,388	Voltronic Power Technology Corp. (Taiwan)	23,328,733

	Electronic Equipment & Instruments 1.5%
1,096,616	Chroma ATE, Inc. (Taiwan)	7,244,668

	Electronic Manufacturing Services 1.7%
92,851	Fabrinet*	8,392,802

	General Merchandise Stores 3.2%
4,375,464	Magazine Luiza S.A. (Brazil)	15,733,682

	Health Care Equipment 1.5%
2,084,000	AK Medical Holdings Ltd. (China)	2,653,889
857,142	Microport Scientific Corp. (China)	4,823,705

		7,477,594

	Health Care Facilities 1.5%
24,654,792	Cleopatra Hospital* (Egypt)	7,152,909

Shares		Value

	Health Care Services 2.9%
384,446	Dr. Lal PathLabs Ltd. (India)	$14,196,851

	Health Care Supplies 0.5%
658,666	Shanghai Kindly Medical Instruments Co. Ltd., Class H (China)	2,601,079

	Home Improvement Retail 1.1%
53,297,524	PT Ace Hardware Indonesia Tbk (Indonesia)	5,595,781

	Hotels, Resorts & Cruise Lines 1.5%
139,457	Huazhu Group Ltd.* (China)	7,512,714

	Human Resource & Employment Services 1.5%
217,320	HeadHunter Group plc, ADR* (Russia)	7,371,494

	Industrial Conglomerates 1.2%
14,809	3M India Ltd.* (India)	6,096,677

	Insurance Brokers 1.9%
2,419,285	TQM Corp. Public Co. Ltd. (Thailand)	9,483,597

	Interactive Media & Services 2.1%
172,867	Info Edge India Ltd.* (India)	10,119,448

	Internet & Direct Marketing Retail 3.5%
183,648	MakeMyTrip Ltd.* (India)	5,799,604
325,000	momo.com, Inc. (Taiwan)	11,276,417

		17,076,021

	IT Consulting & Other Services 11.5%
95,972	Globant S.A.* (Argentina)	19,924,747
335,075	Larsen & Toubro Infotech Ltd. (India)	18,666,263
624,789	Mindtree Ltd. (India)	17,731,783

		56,322,793

	Packaged Foods & Meats 3.5%
135,161	Britannia Industries Ltd. (India)	6,673,590
2,687,755	Vitasoy International Holdings Ltd. (Hong Kong)	10,337,387

		17,010,977

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§ (China)	16,744

	Property & Casualty Insurance 4.5%
631,929	ICICI Lombard General Insurance Co. Ltd. (India)	12,277,515
1,819,584	Qualitas Controladora S.A.B. de C.V. (Mexico)	10,006,176

		22,283,691

	Regional Banks 6.8%
1,127,181	AU Small Finance Bank Ltd.* (India)	19,055,181
34,167,900	PT Bank BTPN Syariah Tbk (Indonesia)	8,186,182
1,282,362	Regional S.A.B. de C.V.* (Mexico)	6,026,747

		33,268,110

	Research & Consulting Services 2.2%
290,847	L&T Technology Services Ltd. (India)	10,573,542

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductor Equipment 0.8%
676,000	Advanced Wireless Semiconductor Co. (Taiwan)	$3,695,931

	Semiconductors 12.0%
191,774	ASPEED Technology, Inc. (Taiwan)	11,593,949
91,933	LEENO Industrial, Inc. (South Korea)	12,712,626
209,735	Parade Technologies Ltd. (Taiwan)	9,004,499
320,143	Silergy Corp. (Taiwan)	25,862,322

		59,173,396

	Systems Software 1.3%
72,533	Douzone Bizon Co. Ltd. (South Korea)	6,293,564

	Thrifts & Mortgage Finance 1.6%
235,229	Aavas Financiers Ltd.* (India)	7,904,911

	Total Common Stocks (cost $251,027,611)	493,167,796

	PREFERRED STOCKS 0.9%

	Personal Products 0.9%
7,013	LG Household & Health Care Ltd., 1.61% (South Korea)	4,244,670

	Total Preferred Stocks (cost $2,797,039)	4,244,670

	WARRANTS 0.0%

	Consumer Finance 0.0%
96,593	Srisawad Corp. Public Co. Ltd., expiring 8/29/2025* (Thailand)	59,965

	Total Warrants (cost $0)	59,965

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
$2,885,591	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $2,956,400 of United States Treasury Notes 0.125% due 1/15/24; value: $2,943,306; repurchase proceeds: $2,885,591 (cost $2,885,591)	$2,885,591

	Total Short-Term Investments (cost $2,885,591)	2,885,591

	Total Investments (cost $256,710,241) 101.9%	500,358,022

	Liabilities less Other Assets (1.9%)	(9,238,826)

	Net Assets 100.0%	$491,119,196

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§§The aggregate value of illiquid holdings at March 31, 2021, amounted to approximately $16,744, and represented 0.00% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	4.0
Brazil	5.6
China	4.5
Egypt	3.0
Hong Kong	2.1
India	34.2
Indonesia	2.8
Mexico	7.4
Russia	4.5
South Africa	0.9
South Korea	4.7
Taiwan	20.4
Thailand	4.2
United States	1.7

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX /WIFMX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.4%

	Airport Services 2.0%
197,500	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$1,245,904

	Asset Management & Custody Banks 4.1%
5,829,693	VEF Ltd.* (Sweden)	2,503,174

	Consumer Finance 13.0%
175,998	ASA International Group plc* (United Kingdom)	333,617
57,572	Bajaj Finance Ltd.* (India)	4,046,409
189,600	Muangthai Capital Public Co. Ltd. (Thailand)	429,254
419,500	Srisawad Corp. Public Co. Ltd. (Thailand)	1,144,396
1,475,116	Unifin Financiera S.A.B. de C.V.* (Mexico)	1,999,827

		7,953,503

	Data Processing & Outsourced Services 4.3%
1,267,188	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	2,644,426

	Diversified Banks 10.9%
401,800	Bank for Foreign Trade of Vietnam JSC (Vietnam)	1,650,732
2,030	Credicorp Ltd. (Peru)	277,237
403,800	PT Bank Central Asia Tbk (Indonesia)	863,896
66,480	TCS Group Holding plc, GDR (Russia)	3,855,840

		6,647,705

	Drug Retail 1.8%
249,600	Raia Drogasil S.A. (Brazil)	1,111,275

	Electrical Components & Equipment 1.3%
59,300	Weg S.A. (Brazil)	785,518

	Food Retail 0.8%
6,117	Dino Polska S.A.* (Poland)	403,373
37,651	Philippine Seven Corp. (Philippines)	71,365

		474,738

	General Merchandise Stores 2.6%
436,500	Magazine Luiza S.A. (Brazil)	1,569,605

	Health Care Facilities 3.3%
7,034,297	Cleopatra Hospital* (Egypt)	2,040,808

	Home Improvement Retail 1.3%
2,160,000	Wilcon Depot, Inc. (Philippines)	792,130

	Human Resource & Employment Services 1.4%
25,068	HeadHunter Group plc, ADR* (Russia)	850,307

	Hypermarkets & Super Centers 0.5%
7,445	InRetail Peru Corp. (Peru)	314,924

	Insurance Brokers 3.0%
467,588	TQM Corp. Public Co. Ltd. (Thailand)	1,832,945

Shares		Value

	Interactive Home Entertainment 8.0%
21,986	Sea Ltd., ADR* (Singapore)	$4,907,935

	Internet & Direct Marketing Retail 12.4%
2,705	MercadoLibre, Inc.*	3,982,139
8,545	Naspers Ltd., Class N (South Africa)	2,044,611
13,849	Prosus N.V.* (Netherlands)	1,539,620

		7,566,370

	IT Consulting & Other Services 7.5%
770,534	FPT Corp. (Vietnam)	2,594,604
9,588	Globant S.A.* (Argentina)	1,990,565

		4,585,169

	Life & Health Insurance 2.7%
186,856	Discovery Ltd. (South Africa)	1,678,412

	Property & Casualty Insurance 5.0%
558,328	Qualitas Controladora S.A.B. de C.V. (Mexico)	3,070,333

	Regional Banks 7.8%
176,252	AU Small Finance Bank Ltd.* (India)	2,979,569
2,953,400	PT Bank BTPN Syariah Tbk (Indonesia)	707,596
224,900	Regional S.A.B. de C.V.* (Mexico)	1,056,968

		4,744,133

	Wireless Telecommunication Services 2.7%
4,919,838	Safaricom plc (Kenya)	1,637,696

	Total Common Stocks (cost $39,168,975)	58,957,010

	PREFERRED STOCKS 2.5%

	Diversified Banks 2.5%
184,017	Banco Davivienda S.A., 1.55% (Colombia)	1,500,098

	Total Preferred Stocks (cost $2,035,335)	1,500,098

	WARRANTS 0.0%

	Consumer Finance 0.0%
16,780	Srisawad Corp. Public Co. Ltd., expiring 8/29/2025* (Thailand)	10,417

	Total Warrants (cost $0)	10,417

Wasatch Frontier Emerging Small Countries Fund (WAFMX /WIFMX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$439,600	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $450,400 of United States Treasury Notes 0.125% due 1/15/24; value: $448,405; repurchase proceeds: $439,600 (cost $439,600)	$439,600

	Total Short-Term Investments (cost $439,600)	439,600

	Total Investments (cost $41,643,910) 99.6%	60,907,125

	Other Assets less Liabilities 0.4%	237,524

	NET ASSETS 100.0%	$61,144,649

	*Non-income producing. ADR American Depositary Receipt. GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	3.3
Brazil	5.7
Colombia	2.5
Egypt	7.7
India	11.6
Indonesia	2.6
Kenya	2.7
Mexico	12.2
Netherlands	2.5
Peru	1.0
Philippines	1.4
Poland	0.7
Russia	7.8
Singapore	8.1
South Africa	6.2
Sweden	4.1
Thailand	5.7
United Kingdom	0.6
United States	6.6
Vietnam	7.0

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Airlines 1.2%
10,185	Allegiant Travel Co.*	$2,485,751

	Application Software 9.9%
25,745	Five9, Inc.*	4,024,716
8,416	HubSpot, Inc.*	3,822,631
64,483	Medallia, Inc.*	1,798,431
13,124	Paylocity Holding Corp.*	2,360,089
15,725	Q2 Holdings, Inc.*	1,575,645
133,018	Systena Corp. (Japan)	2,657,357
143,111	Technology One Ltd. (Australia)	1,015,258
19,281	Zendesk, Inc.*	2,557,046

		19,811,173

	Automotive Retail 1.2%
34,954	Monro, Inc.	2,299,973

	Biotechnology 2.9%
182,995	Abcam plc* (United Kingdom)	3,509,170
46,314	Esperion Therapeutics, Inc.*	1,299,108
83,399	Sangamo Therapeutics, Inc.*	1,044,989

		5,853,267

	Building Products 2.4%
52,579	Trex Co., Inc.*	4,813,082

	Commodity Chemicals 1.0%
77,767	Valvoline, Inc.	2,027,386

	Consumer Finance 3.7%
47,701	Bajaj Finance Ltd.* (India)	3,352,632
747,808	Srisawad Corp. Public Co. Ltd. (Thailand)	2,040,020
1,450,700	Unifin Financiera S.A.B. de C.V.* (Mexico)	1,966,726

		7,359,378

	Data Processing & Outsourced Services 2.3%
22,356	Euronet Worldwide, Inc.*	3,091,835
10,800	GMO Payment Gateway, Inc. (Japan)	1,431,871
18	Infomart Corp. (Japan)	155

		4,523,861

	Diversified Real Estate Activities 1.3%
102,720	Patrizia AG (Germany)	2,601,930

	Diversified Support Services 1.2%
22,084	Copart, Inc.*	2,398,543

	Drug Retail 2.0%
23,123	Ain Holdings, Inc. (Japan)	1,491,066
31,900	Sugi Holdings Co. Ltd. (Japan)	2,526,647

		4,017,713

	Electrical Components & Equipment 1.9%
96,896	Voltronic Power Technology Corp. (Taiwan)	3,752,500

	Financial Exchanges & Data 2.0%
112,915	Open Lending Corp., Class A*	3,999,449

Shares		Value

	General Merchandise Stores 1.1%
25,220	Ollie’s Bargain Outlet Holdings, Inc.*	$2,194,140

	Health Care Facilities 3.6%
56,206	Ensign Group, Inc. (The)	5,274,371
43,416	Pennant Group, Inc. (The)*	1,988,453

		7,262,824

	Health Care Services 1.1%
56,573	Dr. Lal PathLabs Ltd. (India)	2,089,132

	Health Care Technology 1.2%
51,818	JMDC, Inc.* (Japan)	2,442,899

	Home Improvement Retail 0.8%
16,641	Floor & Decor Holdings, Inc., Class A*	1,588,883

	Homebuilding 2.2%
29,901	LGI Homes, Inc.*	4,464,518

	Industrial Machinery 8.2%
62,845	Altra Industrial Motion Corp.	3,476,585
29,139	Helios Technologies, Inc.	2,123,359
65,457	Kornit Digital Ltd.* (Israel)	6,488,098
59,400	MISUMI Group, Inc. (Japan)	1,724,733
12,482	RBC Bearings, Inc.*	2,456,083

		16,268,858

	Internet & Direct Marketing Retail 3.7%
48,109	MakeMyTrip Ltd.* (India)	1,519,282
3,952	MercadoLibre, Inc.*	5,817,897

		7,337,179

	IT Consulting & Other Services 5.9%
19,508	Endava plc, ADR* (United Kingdom)	1,652,132
23,393	Globant S.A.* (Argentina)	4,856,621
188,916	Mindtree Ltd. (India)	5,361,518

		11,870,271

	Life Sciences Tools & Services 1.6%
19,051	Medpace Holdings, Inc.*	3,125,317

	Managed Health Care 1.4%
42,290	HealthEquity, Inc.*	2,875,720

	Packaged Foods & Meats 3.5%
25,541	Freshpet, Inc.*	4,056,166
782,000	Vitasoy International Holdings Ltd. (Hong Kong)	3,007,654

		7,063,820

	Pharmaceuticals 1.2%
69,100	Intra-Cellular Therapies, Inc.*	2,344,563

	Property & Casualty Insurance 1.3%
136,141	ICICI Lombard General Insurance Co. Ltd. (India)	2,645,033

	Regional Banks 4.0%
364,704	AU Small Finance Bank Ltd.* (India)	6,165,381
34,025	Eagle Bancorp, Inc.	1,810,470

		7,975,851

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 5.0%
17,500	BayCurrent Consulting, Inc. (Japan)	$3,990,743
111,181	L&T Technology Services Ltd. (India)	4,041,909
70,000	Nihon M&A Center, Inc. (Japan)	1,892,165

		9,924,817

	Restaurants 0.8%
23,051	Domino’s Pizza Enterprises Ltd. (Australia)	1,685,182

	Semiconductor Equipment 1.5%
33,591	Nova Measuring Instruments Ltd.* (Israel)	3,057,117

	Semiconductors 7.6%
58,000	ASPEED Technology, Inc. (Taiwan)	3,506,466
21,545	Melexis N.V. (Belgium)	2,280,240
10,112	Monolithic Power Systems, Inc.	3,571,660
72,000	Silergy Corp. (Taiwan)	5,816,423

		15,174,789

	Soft Drinks 1.2%
78,855	Fevertree Drinks plc (United Kingdom)	2,326,382

	Specialty Stores 1.4%
14,926	Five Below, Inc.*	2,847,732

	Systems Software 2.3%
19,486	CyberArk Software Ltd.* (Israel)	2,520,319
27,675	Rapid7, Inc.*	2,064,832

		4,585,151

	Thrifts & Mortgage Finance 2.5%
145,478	Aavas Financiers Ltd.* (India)	4,888,813

	Trading Companies & Distributors 4.0%
87,767	Diploma plc (United Kingdom)	3,082,966
209,585	Electrocomponents plc (United Kingdom)	2,869,112
75,400	MonotaRO Co. Ltd. (Japan)	2,038,813

		7,990,891

	Total Common Stocks (cost $106,611,311)	199,973,888

	WARRANTS 0.0%

	Consumer Finance 0.0%
30,336	Srisawad Corp. Public Co. Ltd., 8/29/2025* (Thailand)	18,833

	Total Warrants (cost $0)	18,833

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$2,499,363	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $2,560,700 of United States Treasury Notes 0.125% due 1/15/24; value: $2,549,359; repurchase proceeds: $2,499,363 (cost $2,499,363)	$2,499,363

	Total Short-Term Investments (cost $2,499,363)	2,499,363

	Total Investments (cost $109,110,674) 101.4%	202,492,084

	Liabilities less Other Assets (1.4%)	(2,740,560)

	NET ASSETS 100.0%	$199,751,524

	*Non-income producing.

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	2.4
Australia	1.4
Belgium	1.1
Germany	1.3
Hong Kong	1.5
India	15.0
Israel	6.0
Japan	10.1
Mexico	1.0
Taiwan	6.6
Thailand	1.0
United Kingdom	6.7
United States	45.9

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.0%

	Aerospace & Defense 3.3%
5,016	HEICO Corp., Class A	$569,818

	Application Software 9.1%
2,754	Dassault Systemes SE (France)	589,082
1,436	DocuSign, Inc.*	290,718
3,253	Guidewire Software, Inc.*	330,603
3,514	Xero Ltd.* (Australia)	337,716

		1,548,119

	Biotechnology 3.1%
27,300	Abcam plc* (United Kingdom)	523,513

	Building Products 4.1%
24,419	Assa Abloy AB, Class B (Sweden)	701,804

	Consumer Finance 4.0%
9,655	Bajaj Finance Ltd.* (India)	678,595

	Data Processing & Outsourced Services 10.5%
9,259	Amadeus IT Group S.A.* (Spain)	655,608
2,232	Jack Henry & Associates, Inc.	338,639
1,312	Square, Inc., Class A*	297,890
2,415	WEX, Inc.*	505,266

		1,797,403

	Distributors 3.4%
1,701	Pool Corp.	587,253

	Diversified Support Services 3.8%
5,959	Copart, Inc.*	647,207

	Drug Retail 5.5%
107,500	Raia Drogasil S.A. (Brazil)	478,614
3,600	Tsuruha Holdings, Inc. (Japan)	464,285

		942,899

	Electrical Components & Equipment 4.2%
5,563	AMETEK, Inc.	710,562

	Electronic Components 4.1%
10,546	Amphenol Corp., Class A	695,720

	Electronic Equipment & Instruments 3.4%
6,963	Cognex Corp.	577,859

	Financial Exchanges & Data 2.3%
775	MarketAxess Holdings, Inc.	385,888

	General Merchandise Stores 1.7%
81,500	Magazine Luiza S.A. (Brazil)	293,065

	Health Care Equipment 2.1%
2,257	DiaSorin S.p.A. (Italy)	362,080

	Health Care Supplies 2.6%
2,903	Coloplast A/S, Class B (Denmark)	436,508

	Health Care Technology 1.9%
1,276	Veeva Systems, Inc., Class A*	333,342

Shares		Value

	Industrial Conglomerates 2.9%
1,232	Roper Technologies, Inc.	$496,915

	Industrial Machinery 3.0%
17,400	MISUMI Group, Inc. (Japan)	505,225

	Interactive Media & Services 2.5%
5,554	Scout24 AG (Germany)	421,403

	Internet & Direct Marketing Retail 2.2%
253	MercadoLibre, Inc.*	372,451

	Life Sciences Tools & Services 4.1%
3,597	ICON plc* (Ireland)	706,343

	Managed Health Care 2.7%
6,834	HealthEquity, Inc.*	464,712

	Packaged Foods & Meats 2.1%
92,000	Vitasoy International Holdings Ltd. (Hong Kong)	353,842

	Research & Consulting Services 2.5%
1,895	BayCurrent Consulting, Inc. (Japan)	432,140

	Semiconductors 2.1%
4,400	Silergy Corp. (Taiwan)	355,448

	Trucking 6.8%
7,050	Lyft, Inc., Class A*	445,419
2,949	Old Dominion Freight Line, Inc.	708,969

		1,154,388

	Total Common Stocks (cost $14,467,439)	17,054,502

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$327,938	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $336,000 of United States Treasury Notes 0.125% due 1/15/24; value: $334,512; repurchase proceeds: $327,938 (cost $327,938)	$327,938

	Total Short-Term Investments (cost $327,938)	327,938

	Total Investments (cost $14,795,377) 101.9%	17,382,440

	Liabilities less Other Assets (1.9%)	(319,333)

	Net Assets 100.0%	$17,063,107

	*Non-income producing.

	See Notes to Financial Statements.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

At March 31, 2021, Wasatch Global Select Fund’s investments, were in the following countries:

Country	%
Australia	2.0
Brazil	4.5
Denmark	2.6
France	3.5
Germany	2.5
Hong Kong	2.1
India	4.0
Ireland	4.1
Italy	2.1
Japan	8.2
Spain	3.8
Sweden	4.1
Taiwan	2.1
United Kingdom	3.1
United States	51.3

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Aerospace & Defense 2.3%
39,000	Raytheon Technologies Corp.	$3,013,530

	Airlines 2.1%
121,000	Japan Airlines Co. Ltd.* (Japan)	2,699,210

	Automobile Manufacturers 3.0%
68,000	General Motors Co.*	3,907,280

	Casinos & Gaming 1.3%
75,000	Kangwon Land, Inc.* (South Korea)	1,676,607

	Commodity Chemicals 1.7%
34,000	Dow, Inc.	2,173,960

	Communications Equipment 1.9%
45,000	Ciena Corp.*	2,462,400

	Construction Materials 1.9%
28,000	HeidelbergCement AG (Germany)	2,543,446

	Diversified Banks 14.0%
57,000	Citigroup, Inc.	4,146,750
340,000	ING Groep N.V., ADR (Netherlands)	4,158,200
28,000	JPMorgan Chase & Co.	4,262,440
450,000	Kasikornbank Public Co. Ltd. (Thailand)	2,102,400
192,000	United Overseas Bank Ltd. (Singapore)	3,686,708

		18,356,498

	Diversified Metals & Mining 2.2%
73,000	Anglo American plc (United Kingdom)	2,860,628

	Electric Utilities 6.4%
45,000	Duke Energy Corp.	4,343,850
91,000	Exelon Corp.	3,980,340

		8,324,190

	Electrical Components & Equipment 2.9%
27,000	Eaton Corp. plc	3,733,560

	Electronic Manufacturing Services 2.2%
650,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	2,824,799

	Food Retail 5.6%
93,000	Koninklijke Ahold Delhaize N.V. (Netherlands)	2,590,201
117,000	Seven & i Holdings Co. Ltd. (Japan)	4,715,927

		7,306,128

	Health Care Facilities 2.0%
20,000	Universal Health Services, Inc., Class B	2,667,800

	Homebuilding 4.9%
70,000	Bellway plc (United Kingdom)	3,283,961
59,000	PulteGroup, Inc.	3,093,960

		6,377,921

Shares		Value

	Integrated Oil & Gas 5.7%
178,000	Suncor Energy, Inc. (Canada)	$3,720,904
80,000	TOTAL SE (France)	3,731,531

		7,452,435

	Integrated Telecommunication Services 1.8%
295,000	Telekom Austria AG (Austria)	2,324,761

	Multi-Line Insurance 2.3%
112,000	AXA S.A. (France)	3,005,771

	Oil & Gas Exploration & Production 3.1%
56,000	EOG Resources, Inc.	4,061,680

	Packaged Foods & Meats 1.4%
2,300,000	WH Group Ltd. (Hong Kong)	1,863,881

	Pharmaceuticals 6.3%
30,000	Johnson & Johnson	4,930,500
38,500	Novartis AG (Switzerland)	3,290,107

		8,220,607

	Property & Casualty Insurance 2.7%
72,000	Axis Capital Holdings Ltd.	3,569,040

	Railroads 2.9%
17,500	Union Pacific Corp.	3,857,175

	Regional Banks 2.8%
90,000	Bank OZK	3,676,500

	Reinsurance 2.9%
12,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3,849,388

	Retail REITs 2.4%
170,000	Kimco Realty Corp.	3,187,500

	Steel 3.7%
1,250,000	NMDC Ltd. (India)	2,312,322
32,000	Nucor Corp.	2,568,640

		4,880,962

	Technology Hardware, Storage & Peripherals 2.4%
44,000	Samsung Electronics Co. Ltd. (South Korea)	3,164,656

	Tobacco 2.6%
47,000	KT&G Corp. (South Korea)	3,380,429

	Total Common Stocks (cost $96,355,876)	127,422,742

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$1,899,497	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $1,946,200 of United States Treasury Notes 0.125% due 1/15/24; value: $1,937,580; repurchase proceeds: $1,899,497 (cost $1,899,497)	$1,899,497

	Total Short-Term Investments (cost $1,899,497)	1,899,497

	Total Investments (cost $98,255,373) 98.9%	129,322,239

	Other Assets less Liabilities 1.1%	1,420,759

	Net Assets 100.0%	$130,742,998

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	1.8
Canada	2.9
France	5.3
Germany	5.0
Hong Kong	1.5
India	1.8
Japan	5.9
Netherlands	5.3
Singapore	2.9
South Korea	6.5
Switzerland	2.6
Taiwan	2.2
Thailand	1.6
United Kingdom	4.8
United States	49.9

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.0%

	Airport Services 1.5%
22,100	Shanghai International Airport Co. Ltd. (China)	$195,208

	Apparel, Accessories & Luxury Goods 1.5%
9,600	Shenzhou International Group Holdings Ltd. (China)	198,937

	Application Software 2.4%
3,475	Agora, Inc., ADR* (China)	174,688
14,500	Glodon Co. Ltd., Class A (China)	146,858

		321,546

	Commodity Chemicals 6.3%
27,900	Skshu Paint Co. Ltd., Class A (China)	847,854

	Distillers & Vintners 1.4%
600	Kweichow Moutai Co. Ltd., Class A (China)	183,890

	Diversified Banks 2.6%
46,000	China Merchants Bank Co. Ltd., Class H (China)	351,179

	Drug Retail 2.6%
12,700	Laobaixing Pharmacy Chain JSC, Class A (China)	132,716
15,900	Yifeng Pharmacy Chain Co. Ltd., Class A (China)	215,153

		347,869

	Education Services 2.8%
6,998	TAL Education Group, ADR* (China)	376,842

	Environmental & Facilities Services 1.1%
18,000	Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	143,518

	Health Care Equipment 8.5%
276,000	AK Medical Holdings Ltd. (China)	351,475
11,100	Guangzhou Wondfo Biotech Co. Ltd., Class A (China)	139,194
46,000	Microport Scientific Corp. (China)	258,872
6,400	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	389,673

		1,139,214

	Health Care Supplies 1.3%
42,600	Shanghai Kindly Medical Instruments Co. Ltd., Class H (China)	168,228

	Health Care Technology 1.7%
18,500	Ping An Healthcare & Technology Co. Ltd.* (China)	232,020

	Hotels, Resorts & Cruise Lines 3.0%
7,400	Huazhu Group Ltd.* (China)	398,647

	Household Appliances 1.1%
11,300	Bear Electric Appliance Co. Ltd., Class A (China)	149,219

	Industrial Machinery 4.5%
35,500	Techtronic Industries Co. Ltd. (Hong Kong)	607,337

Shares		Value

	Interactive Media & Services 4.6%
7,900	Tencent Holdings Ltd. (China)	$619,879

	Internet & Direct Marketing Retail 12.4%
23,400	Alibaba Group Holding Ltd.* (China)	662,199
16,900	Meituan, Class B* (China)	648,252
8,703	Trip.com Group Ltd., ADR* (China)	344,900

		1,655,351

	Life & Health Insurance 8.1%
44,400	AIA Group Ltd. (Hong Kong)	538,573
45,500	Ping An Insurance Group Co. of China Ltd., Class H (China)	541,674

		1,080,247

	Life Sciences Tools & Services 7.9%
17,400	Hangzhou Tigermed Consulting Co. Ltd., Class A (China)	398,461
53,000	Wuxi Biologics Cayman, Inc.* (China)	663,685

		1,062,146

	Packaged Foods & Meats 8.5%
29,600	Chongqing Fuling Zhacai Group Co. Ltd., Class A (China)	189,702
15,200	Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	370,551
126,000	Vitasoy International Holdings Ltd. (Hong Kong)	484,609
9,000	Yihai International Holding Ltd. (China)	93,194

		1,138,056

	Personal Products 0.9%
4,800	Proya Cosmetics Co. Ltd., Class A (China)	116,687

	Pharmaceuticals 3.8%
36,100	Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	507,162

	Semiconductors 6.0%
10,000	Silergy Corp. (Taiwan)	807,837

	Specialized Finance 4.5%
88,000	Chailease Holding Co. Ltd. (Taiwan)	607,577

	Total Common Stocks (cost $13,775,180)	13,256,450

	Total Investments (cost $13,775,180) 99.0%	13,256,450

	Other Assets less Liabilities 1.0%	130,051

	Net Assets 100.0%	$13,386,501

	*Non-income producing. ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

At March 31, 2021, Wasatch Greater China Fund’s investments, were in the following countries:

Country	%
China	75.9
Hong Kong	12.3
Taiwan	11.8

Total	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.8%

	Aerospace & Defense 3.2%
330,291	Avon Rubber plc (United Kingdom)	$14,388,710
778,902	CAE, Inc. (Canada)	22,195,019

		36,583,729

	Airport Services 1.4%
2,613,860	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	16,489,205

	Alternative Carriers 0.4%
451,062	Chief Telecom, Inc. (Taiwan)	5,003,369

	Apparel, Accessories & Luxury Goods 1.8%
519,039	Canada Goose Holdings, Inc.* (Canada)	20,374,150

	Application Software 8.9%
360,973	Descartes Systems Group, Inc. (The)* (Canada)	22,022,599
65,100	Freee KK* (Japan)	5,526,665
61,461	Kinaxis, Inc.* (Canada)	7,172,651
238,717	Lightspeed POS, Inc.* (Canada)	15,012,178
295,085	Miroku Jyoho Service Co. Ltd. (Japan)	5,492,619
134,190	Nemetschek SE (Germany)	8,560,635
498,600	Rakus Co. Ltd. (Japan)	9,609,505
836,850	Systena Corp. (Japan)	16,718,105
1,910,419	Technology One Ltd. (Australia)	13,552,889

		103,667,846

	Asset Management & Custody Banks 1.5%
1,581,321	Netwealth Group Ltd. (Australia)	16,190,725
43,643	WealthNavi, Inc.* (Japan)	1,424,877

		17,615,602

	Biotechnology 2.1%
1,274,439	Abcam plc* (United Kingdom)	24,439,043

	Brewers 1.2%
137,457	Royal Unibrew A/S (Denmark)	14,375,750

	Commodity Chemicals 0.9%
987,621	Berger Paints India Ltd. (India)	10,333,625

	Data Processing & Outsourced Services 1.2%
96,900	GMO Payment Gateway, Inc. (Japan)	12,847,071
135,987	Infomart Corp. (Japan)	1,170,428

		14,017,499

	Department Stores 0.6%
354,574	Poya International Co. Ltd. (Taiwan)	7,406,375

	Diversified Real Estate Activities 1.6%
733,622	Patrizia AG (Germany)	18,582,880

	Diversified Support Services 0.7%
1,040,352	Prestige International, Inc. (Japan)	7,723,363

Shares		Value

	Drug Retail 4.4%
177,995	Ain Holdings, Inc. (Japan)	$11,477,844
361,779	Clicks Group Ltd. (South Africa)	5,892,390
137,800	Kusuri no Aoki Holdings Co. Ltd. (Japan)	10,553,569
1,228,500	Raia Drogasil S.A. (Brazil)	5,469,555
226,200	Sugi Holdings Co. Ltd. (Japan)	17,916,225

		51,309,583

	Electrical Components & Equipment 1.9%
561,485	Voltronic Power Technology Corp. (Taiwan)	21,744,679

	Electronic Equipment & Instruments 1.8%
648,540	Halma plc (United Kingdom)	21,225,381

	General Merchandise Stores 1.6%
2,499,168	B&M European Value Retail S.A. (United Kingdom)	18,184,562

	Health Care Equipment 2.1%
4,108,000	AK Medical Holdings Ltd. (China)	5,231,371
118,526	DiaSorin S.p.A. (Italy)	19,014,576

		24,245,947

	Health Care Services 1.9%
610,745	Dr. Lal PathLabs Ltd. (India)	22,553,637

	Health Care Supplies 1.5%
1,207,000	Bioteque Corp. (Taiwan)	5,456,945
211,514	Menicon Co. Ltd. (Japan)	12,474,025

		17,930,970

	Health Care Technology 2.3%
434,700	JMDC, Inc.* (Japan)	20,493,421
111,700	MedPeer, Inc.* (Japan)	6,597,588

		27,091,009

	Home Improvement Retail 0.5%
50,011,425	PT Ace Hardware Indonesia Tbk (Indonesia)	5,250,769

	Household Appliances 0.9%
525,802	Breville Group Ltd. (Australia)	10,783,069

	Human Resource & Employment Services 1.8%
363,611	Benefit One, Inc. (Japan)	9,651,413
376,192	SMS Co. Ltd. (Japan)	11,483,667

		21,135,080

	Industrial Conglomerates 0.8%
21,672	3M India Ltd.* (India)	8,922,087

	Industrial Machinery 2.3%
375,615	MISUMI Group, Inc. (Japan)	10,906,320
3,273,354	Rotork plc (United Kingdom)	16,092,085

		26,998,405

	Insurance Brokers 0.9%
2,693,500	TQM Corp. Public Co. Ltd. (Thailand)	10,558,520

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Interactive Media & Services 3.7%
217,310	Info Edge India Ltd.* (India)	$12,721,093
526,800	Kakaku.com, Inc. (Japan)	14,368,354
1,995,129	Rightmove plc* (United Kingdom)	16,013,313

		43,102,760

	Internet Services & Infrastructure 0.6%
112,323	Hennge KK* (Japan)	7,496,654

	Investment Banking & Brokerage 2.4%
2,189,928	AJ Bell plc (United Kingdom)	12,664,843
489,889	Avanza Bank Holding AB (Sweden)	15,223,752

		27,888,595

	IT Consulting & Other Services 7.9%
188,600	Change, Inc.* (Japan)	6,055,299
162,295	Endava plc, ADR* (United Kingdom)	13,744,764
58,641	Globant S.A.* (Argentina)	12,174,458
411,760	Larsen & Toubro Infotech Ltd. (India)	22,938,209
162,199	Reply S.p.A. (Italy)	20,523,742
649,599	Softcat plc (United Kingdom)	16,236,079

		91,672,551

	Movies & Entertainment 1.5%
297,991	CTS Eventim AG & Co. KgaA* (Germany)	17,277,008

	Other Diversified Financial Services 0.7%
16,261	Hypoport SE* (Germany)	8,619,312

	Packaged Foods & Meats 2.0%
267,914	Morinaga & Co. Ltd. (Japan)	9,569,653
3,525,449	Vitasoy International Holdings Ltd. (Hong Kong)	13,559,245

		23,128,898

	Pharmaceuticals 1.0%
357,600	JCR Pharmaceuticals Co. Ltd. (Japan)	11,578,198

	Property & Casualty Insurance 1.7%
659,087	ICICI Lombard General Insurance Co. Ltd. (India)	12,805,157
1,153,070	Qualitas Controladora S.A.B. de C.V. (Mexico)	6,340,912

		19,146,069

	Publishing 0.9%
401,405	Future plc (United Kingdom)	10,591,628

	Regional Banks 5.1%
1,175,394	AU Small Finance Bank Ltd.* (India)	19,870,229
785,687	Canadian Western Bank (Canada)	20,000,101
56,102,280	PT Bank BTPN Syariah Tbk (Indonesia)	13,441,373
1,177,292	Regional S.A.B. de C.V.* (Mexico)	5,532,947

		58,844,650

Shares		Value

	Research & Consulting Services 3.7%
72,000	BayCurrent Consulting, Inc. (Japan)	$16,419,056
715,342	NICE Information Service Co. Ltd. (South Korea)	16,022,902
378,256	Nihon M&A Center, Inc. (Japan)	10,224,613

		42,666,571

	Restaurants 1.7%
263,179	Domino’s Pizza Enterprises Ltd. (Australia)	19,240,145

	Semiconductors 4.7%
125,621	LEENO Industrial, Inc. (South Korea)	17,371,050
190,182	Melexis N.V. (Belgium)	20,128,136
206,249	Silergy Corp. (Taiwan)	16,661,548

		54,160,734

	Soft Drinks 1.8%
700,609	Fevertree Drinks plc (United Kingdom)	20,669,382

	Systems Software 2.1%
115,699	CyberArk Software Ltd.* (Israel)	14,964,509
107,962	Douzone Bizon Co. Ltd. (South Korea)	9,367,677

		24,332,186

	Trading Companies & Distributors 8.1%
643,107	Diploma plc (United Kingdom)	22,590,231
1,928,577	Electrocomponents plc (United Kingdom)	26,401,235
1,506,289	Howden Joinery Group plc* (United Kingdom)	15,221,249
98,754	IMCD N.V. (Netherlands)	13,723,345
578,248	MonotaRO Co. Ltd. (Japan)	15,635,805

		93,571,865

	Total Common Stocks (cost $698,611,272)	1,158,533,340

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.1%

	Repurchase Agreement 1.1%
$12,268,048	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $12,569,100 of United States Treasury Notes 0.125% due 1/15/24; value: $12,513,431; repurchase proceeds: $12,268,048 (cost $12,268,048)	$12,268,048

	Total Short-Term Investments (cost $12,268,048)	12,268,048

	Total Investments (cost $710,879,320) 100.9%	1,170,801,388

	Liabilities less Other Assets (0.9%)	(9,869,472)

	Net Assets 100.0%	$1,160,931,916

	*Non-income producing. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.1
Australia	5.2
Belgium	1.7
Brazil	0.5
Canada	9.2
China	0.5
Denmark	1.2
Germany	4.6
Hong Kong	1.2
India	9.5
Indonesia	1.6
Israel	1.3
Italy	3.4
Japan	22.7
Mexico	2.4
Netherlands	1.2
South Africa	0.5
South Korea	3.7
Sweden	1.3
Taiwan	4.9
Thailand	0.9
United Kingdom	21.4

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Advertising 3.3%
127,900	Direct Marketing MiX, Inc. (Japan)	$3,910,061
132,900	ValueCommerce Co. Ltd. (Japan)	4,308,973
1,186,669	YouGov plc (United Kingdom)	16,400,307

		24,619,341

	Aerospace & Defense 2.4%
409,642	Avon Rubber plc (United Kingdom)	17,845,535

	Alternative Carriers 1.7%
774,000	Chief Telecom, Inc. (Taiwan)	8,585,533
67,087	KINX, Inc. (South Korea)	4,433,936

		13,019,469

	Application Software 20.2%
80,834	Atoss Software AG (Germany)	15,309,236
1,296,625	Bytes Technology Group plc* (United Kingdom)	7,139,380
133,628	Commerce One Holdings, Inc.* (Japan)	3,031,597
129,100	Cybozu, Inc. (Japan)	2,602,404
2,625,322	dotdigital Group plc (United Kingdom)	6,044,176
952,862	Elmo Software Ltd.* (Australia)	3,546,357
84,677	Esker S.A. (France)	19,780,703
310,427	Fortnox AB (Sweden)	13,826,850
125,000	Freee KK* (Japan)	10,611,876
601,516	GB Group plc (United Kingdom)	7,032,036
1,382,844	LINK Mobility Group Holding ASA* (Norway)	6,709,578
77,328	Mensch und Maschine Software SE (Germany)	5,114,496
20,420	Miroku Jyoho Service Co. Ltd. (Japan)	380,091
30,647	Nihon Jyoho Create Co. Ltd.* (Japan)	579,864
1,137,120	Pexip Holding ASA* (Norway)	12,721,747
696,032	Rakus Co. Ltd. (Japan)	13,414,606
635,900	Systena Corp. (Japan)	12,703,642
45,139	Unifiedpost Group S.A.* (Belgium)	980,347
225,735	Vitec Software Group AB, Class B (Sweden)	9,705,614

		151,234,600

	Asset Management & Custody Banks 1.9%
918,928	JTC plc (United Kingdom)	7,829,030
194,100	WealthNavi, Inc.* (Japan)	6,337,065

		14,166,095

	Brewers 0.6%
40,486	Royal Unibrew A/S (Denmark)	4,234,172

	Commodity Chemicals 3.0%
826,601	Berger Paints India Ltd. (India)	8,648,849
720,003	Gulf Oil Lubricants India Ltd. (India)	7,186,366
242,951	Supreme Industries Ltd. (India)	6,779,584

		22,614,799

	Consumer Finance 2.4%
1,412,156	Arrow Global Group plc* (United Kingdom)	5,937,731
224,976	Gruppo MutuiOnline S.p.A. (Italy)	11,859,130

		17,796,861

Shares		Value

	Data Processing & Outsourced Services 1.9%
6,223,278	Fawry for Banking & Payment Technology Services S.A.E.* (Egypt)	$12,987,022
158,514	Infomart Corp. (Japan)	1,364,316

		14,351,338

	Department Stores 1.1%
377,908	Poya International Co. Ltd. (Taiwan)	7,893,778

	Diversified Banks 1.1%
3,850,355	City Union Bank Ltd.* (India)	8,212,721

	Diversified Support Services 4.9%
645,700	Japan Elevator Service Holdings Co. Ltd. (Japan)	13,879,124
5,834,195	Johnson Service Group plc* (United Kingdom)	11,968,009
1,444,662	Prestige International, Inc. (Japan)	10,724,878

		36,572,011

	Drug Retail 0.5%
47,600	Kusuri no Aoki Holdings Co. Ltd. (Japan)	3,645,500

	Electrical Components & Equipment 2.7%
644,601	Amara Raja Batteries Ltd. (India)	7,529,217
326,471	Voltronic Power Technology Corp. (Taiwan)	12,643,271

		20,172,488

	Electronic Components 0.9%
1,730,023	Strix Group plc (United Kingdom)	6,427,597

	Food Retail 2.2%
3,724,389	Philippine Seven Corp. (Philippines)	7,059,362
67,164	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,361,612
4,289,100	Sheng Siong Group Ltd. (Singapore)	4,910,210

		16,331,184

	Health Care Equipment 2.1%
3,932,000	AK Medical Holdings Ltd. (China)	5,007,242
158,934	CellaVision AB* (Sweden)	5,896,251
171,785	Medistim ASA (Norway)	5,121,526

		16,025,019

	Health Care Facilities 0.9%
23,109,826	Cleopatra Hospital* (Egypt)	6,704,680

	Health Care Services 3.6%
243,105	Dr. Lal PathLabs Ltd. (India)	8,977,399
599,587	Metropolis Healthcare Ltd. (India)	18,246,651

		27,224,050

	Health Care Supplies 1.4%
1,464,000	Bioteque Corp. (Taiwan)	6,618,863
958,600	Shanghai Kindly Medical Instruments Co. Ltd., Class H (China)	3,785,521

		10,404,384

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Health Care Technology 4.8%
258,900	Medley, Inc.* (Japan)	$10,334,956
72,600	MedPeer, Inc.* (Japan)	4,288,137
151,739	Nexus AG (Germany)	9,751,349
377,975	Pro Medicus Ltd. (Australia)	11,865,468

		36,239,910

	Home Improvement Retail 0.6%
41,192,900	PT Ace Hardware Indonesia Tbk (Indonesia)	4,324,900

	Human Resource & Employment Services 2.2%
338,225	HeadHunter Group plc, ADR* (Russia)	11,472,592
171,262	SMS Co. Ltd. (Japan)	5,227,957

		16,700,549

	Insurance Brokers 1.7%
3,169,800	TQM Corp. Public Co. Ltd. (Thailand)	12,425,616

	Internet & Direct Marketing Retail 0.5%
93,000	Raccoon Holdings, Inc. (Japan)	2,271,140
38,900	Temairazu, Inc. (Japan)	1,854,974

		4,126,114

	Internet Services & Infrastructure 2.7%
418,530	BASE, Inc.* (Japan)	6,021,389
210,242	Hennge KK* (Japan)	14,031,956

		20,053,345

	IT Consulting & Other Services 3.3%
93,528	Aubay (France)	4,727,221
964,750	Avant Corp. (Japan)	14,420,061
379,364	FDM Group Holdings plc (United Kingdom)	5,271,748

		24,419,030

	Other Diversified Financial Services 1.0%
14,070	Hypoport SE* (Germany)	7,457,950

	Packaged Foods & Meats 1.0%
1,909,120	Vitasoy International Holdings Ltd. (Hong Kong)	7,342,675

	Personal Products 0.8%
588,400	Sarantis S.A. (Greece)	5,975,544

	Property & Casualty Insurance 2.1%
2,826,267	Qualitas Controladora S.A.B. de C.V. (Mexico)	15,542,083

	Publishing 1.9%
542,964	Future plc (United Kingdom)	14,326,859

	Regional Banks 1.0%
31,432,360	PT Bank BTPN Syariah Tbk (Indonesia)	7,530,782

Shares		Value

	Research & Consulting Services 5.0%
111,400	IR Japan Holdings Ltd. (Japan)	$13,451,506
624,359	NICE Information Service Co. Ltd. (South Korea)	13,984,980
120,900	Prored Partners Co. Ltd.* (Japan)	3,384,872
243,900	SIGMAXYZ, Inc. (Japan)	4,101,529
228,185	Talenom Oyj (Finland)	2,863,240

		37,786,127

	Restaurants 0.0%
630,045	Patisserie Holdings plc* *** §§ (United Kingdom)	8,686

	Semiconductor Equipment 0.8%
510,995	Japan Material Co. Ltd. (Japan)	6,045,640

	Semiconductors 3.6%
230,723	Elmos Semiconductor SE (Germany)	9,686,365
124,531	LEENO Industrial, Inc. (South Korea)	17,220,324

		26,906,689

	Specialized Finance 0.6%
253,800	eGuarantee, Inc. (Japan)	4,783,749

	Specialty Stores 0.6%
144,973	Musti Group Oyj (Finland)	4,678,671

	Systems Software 1.0%
310,645	Exasol AG* (Germany)	7,876,023

	Thrifts & Mortgage Finance 4.4%
507,914	Aavas Financiers Ltd.* (India)	17,068,536
103,397	Equitable Group, Inc. (Canada)	10,383,307
360,178	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	5,586,087

		33,037,930

	Total Common Stocks (cost $411,323,623)	737,084,494

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$15,681,496	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $16,066,300 of United States Treasury Notes 0.125% due 1/15/24; value: $15,995,142; repurchase proceeds: $15,681,496 (cost $15,681,496)	$15,681,496

	Total Short-Term Investments (cost $15,681,496)	15,681,496

	Total Investments (cost $427,005,119) 100.5%	752,765,990

	Liabilities less Other Assets (0.5%)	(3,924,395)

	NET ASSETS 100.0%	$748,841,595

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees
(see Note 12).

§§The aggregate value of illiquid holdings at March 31, 2021, amounted to approximately $8,686 and represented 0.00% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.1
Belgium	0.1
Canada	1.4
China	1.2
Denmark	0.6
Egypt	2.7
Finland	1.0
France	3.3
Germany	7.5
Greece	0.8
Hong Kong	1.0
India	11.2
Indonesia	1.6
Israel	0.6
Italy	1.6
Japan	24.1
Mexico	2.1
Norway	3.3
Philippines	1.0
Russia	1.6
Singapore	0.7
South Korea	4.8
Sweden	4.0
Taiwan	4.8
Thailand	1.7
United Kingdom	15.2

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.0%

	Apparel, Accessories & Luxury Goods 3.4%
208	Hermes International (France)	$230,262

	Application Software 13.9%
1,311	Dassault Systemes SE (France)	280,423
4,941	TeamViewer AG* (Germany)	211,087
1,510	Temenos AG (Switzerland)	217,358
2,579	Xero Ltd.* (Australia)	247,857

		956,725

	Asset Management & Custody Banks 4.3%
234	Partners Group Holding AG (Switzerland)	298,829

	Biotechnology 3.4%
12,322	Abcam plc* (United Kingdom)	236,290

	Building Products 4.7%
11,216	Assa Abloy AB, Class B (Sweden)	322,349

	Data Processing & Outsourced Services 10.6%
110	Adyen N.V.* (Netherlands)	245,546
4,459	Amadeus IT Group S.A.* (Spain)	315,731
2,024	Worldline S.A.* (France)	169,566

		730,843

	Drug Retail 6.6%
1,400	Cosmos Pharmaceutical Corp. (Japan)	218,361
1,800	Tsuruha Holdings, Inc. (Japan)	232,142

		450,503

	Electronic Equipment & Instruments 3.8%
7,972	Halma plc (United Kingdom)	260,907

	Health Care Equipment 5.0%
1,029	DiaSorin S.p.A. (Italy)	165,078
7,825	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	175,426

		340,504

	Health Care Supplies 3.1%
1,397	Coloplast A/S, Class B (Denmark)	210,059

	Health Care Technology 2.5%
2,500	M3, Inc. (Japan)	170,941

	Industrial Machinery 6.7%
9,100	MISUMI Group, Inc. (Japan)	264,227
256	Rational AG (Germany)	198,890

		463,117

	Interactive Media & Services 9.6%
7,000	Kakaku.com, Inc. (Japan)	190,923
2,037	REA Group Ltd. (Australia)	219,301
3,249	Scout24 AG (Germany)	246,514

		656,738

	IT Consulting & Other Services 3.2%
1,200	Obic Co. Ltd. (Japan)	219,246

Shares		Value

	Life Sciences Tools & Services 6.7%
1,169	ICON plc* (Ireland)	$229,556
563	Sartorius Stedim Biotech (France)	231,873

		461,429

	Packaged Foods & Meats 2.5%
44,000	Vitasoy International Holdings Ltd. (Hong Kong)	169,229

	Research & Consulting Services 6.4%
1,000	BayCurrent Consulting, Inc. (Japan)	228,042
2,715	Intertek Group plc (United Kingdom)	209,677

		437,719

	Soft Drinks 2.6%
6,009	Fevertree Drinks plc (United Kingdom)	177,278

	Total Common Stocks (cost $5,838,671)	6,792,968

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$161,124	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $165,100 of United States Treasury Notes 0.125% due 1/15/24; value: $164,369; repurchase proceeds: $161,124 (cost $161,124)	$161,124

	Total Short-Term Investments (cost $161,124)	161,124

	Total Investments (cost $5,999,795) 101.3%	6,954,092

	Liabilities less Other Assets (1.3%)	(92,129)

	NET ASSETS 100.0%	$6,861,963

	*Non-income producing.

	See Notes to Financial Statements.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

At March 31, 2021, Wasatch International Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.9
Denmark	3.1
France	13.4
Germany	9.7
Hong Kong	2.5
Ireland	3.4
Italy	2.4
Japan	22.4
Netherlands	3.6
New Zealand	2.6
Spain	4.6
Sweden	4.8
Switzerland	7.6
United Kingdom	13.0

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.9%

	Agricultural & Farm Machinery 1.0%
251,425	Hydrofarm Holdings Group, Inc.*	$15,165,956

	Alternative Carriers 0.5%
65,387	Bandwidth, Inc., Class A*	8,287,148

	Apparel Retail 1.7%
404,735	Boot Barn Holdings, Inc.*	25,219,038

	Apparel, Accessories & Luxury Goods 1.3%
744,181	Superior Group of Cos., Inc.	18,917,081

	Application Software 6.1%
392,360	Agilysys, Inc.*	18,817,586
112,268	Five9, Inc.*	17,550,856
505,356	Medallia, Inc.*	14,094,379
604,475	Upland Software, Inc.*	28,525,175
245,860	Viant Technology, Inc., Class A*	13,003,535

		91,991,531

	Asset Management & Custody Banks 1.1%
1,608,199	Bespoke Capital Acquisition Corp., Class A* (United Kingdom)	16,017,662

	Auto Parts & Equipment 4.5%
188,343	Patrick Industries, Inc.	16,009,155
688,564	Stoneridge, Inc.*	21,903,221
576,077	XPEL, Inc.*	29,915,678

		67,828,054

	Biotechnology 6.2%
122,792	ChemoCentryx, Inc.*	6,291,862
437,461	Cytokinetics, Inc.*	10,175,343
489,779	Esperion Therapeutics, Inc.*	13,738,301
816,295	Flexion Therapeutics, Inc.*	7,305,840
768,383	MacroGenics, Inc.*	24,472,999
1,666,454	MEI Pharma, Inc.*	5,715,937
223,678	Nkarta, Inc.*	7,359,006
150,883	Nurix Therapeutics, Inc.*	4,690,952
1,091,167	Sangamo Therapeutics, Inc.*	13,672,323

		93,422,563

	Casinos & Gaming 1.1%
901,384	GAN Ltd.* (United Kingdom)	16,405,189

	Construction & Engineering 2.5%
1,246,567	Construction Partners, Inc., Class A*	37,247,422

	Construction Machinery & Heavy Trucks 1.0%
101,420	Alamo Group, Inc.	15,836,733

	Data Processing & Outsourced Services 2.3%
338,208	Repay Holdings Corp.*	7,941,124
625,000	USA Technologies, Inc.* *** †	6,593,750
1,730,901	USA Technologies, Inc.*	20,286,160

		34,821,034

Shares		Value

	Distillers & Vintners 1.9%
956,618	Vintage Wine Estates, Inc., Series A* *** † ‡‡	$28,000,018

	Electrical Components & Equipment 1.6%
463,271	Allied Motion Technologies, Inc.	23,779,700

	Electronic Equipment & Instruments 5.0%
631,997	Napco Security Technologies, Inc.*	22,012,455
887,486	nLight, Inc.*	28,754,546
370,135	PAR Technology Corp.*	24,210,530

		74,977,531

	Environmental & Facilities Services 1.6%
894,196	Heritage-Crystal Clean, Inc.*	24,259,537

	Financial Exchanges & Data 1.6%
688,209	Open Lending Corp., Class A*	24,376,363

	Food Distributors 1.4%
678,291	Chefs’ Warehouse, Inc. (The)*	20,660,744

	Health Care Equipment 4.6%
796,932	CryoLife, Inc.*	17,994,725
2,149,128	GenMark Diagnostics, Inc.*	51,364,159

		69,358,884

	Health Care Facilities 3.2%
490,799	Pennant Group, Inc. (The)*	22,478,594
245,257	U.S. Physical Therapy, Inc.	25,531,254

		48,009,848

	Health Care Services 3.5%
145,635	Addus HomeCare Corp.*	15,231,965
400,687	Castle Biosciences, Inc.*	27,431,032
575,860	Exagen, Inc.*	10,077,550

		52,740,547

	Health Care Supplies 3.6%
386,929	BioLife Solutions, Inc.*	13,929,444
482,390	OrthoPediatrics Corp.*	23,516,512
340,290	Silk Road Medical, Inc.*	17,235,689

		54,681,645

	Health Care Technology 2.0%
234,976	Simulations Plus, Inc.	14,859,882
347,997	Tabula Rasa HealthCare, Inc.*	16,025,262

		30,885,144

	Home Furnishings 1.4%
683,952	Purple Innovation, Inc.*	21,647,081

	Homebuilding 3.0%
815,245	Dream Finders Homes, Inc., Class A*	19,622,947
75,125	LGI Homes, Inc.*	11,216,914
336,297	Skyline Champion Corp.*	15,220,802

		46,060,663

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 5.5%
298,363	Helios Technologies, Inc.	$21,741,712
142,597	Kadant, Inc.	26,381,871
354,865	Kornit Digital Ltd.* (Israel)	35,174,219

		83,297,802

	Interactive Home Entertainment 1.9%
1,038,083	Motorsport Games, Inc., Class A* ‡‡	24,145,811
691,200	Versus Systems, Inc.* ‡‡ (Canada)	5,073,408

		29,219,219

	Interactive Media & Services 0.6%
242,697	MediaAlpha, Inc., Class A*	8,598,755

	Internet & Direct Marketing Retail 1.5%
841,514	1-800-Flowers.com, Inc., Class A*	23,234,202

	Leisure Products 1.7%
988,994	MasterCraft Boat Holdings, Inc.* ‡‡	26,297,350

	Movies & Entertainment 1.1%
1,263,203	CuriosityStream, Inc.*	17,116,401

	Oil & Gas Equipment & Services 1.5%
430,350	DMC Global, Inc.*	23,350,791

	Packaged Foods & Meats 1.8%
169,206	Freshpet, Inc.*	26,871,605

	Paper Packaging 1.5%
456,706	UFP Technologies, Inc.* ‡‡	22,753,093

	Pharmaceuticals 4.3%
382,487	Athira Pharma, Inc.*	7,037,761
3,689,185	BioDelivery Sciences International, Inc.*	14,424,713
3,263,560	IM Cannabis Corp.* ‡‡ (Canada)	23,008,786
349,579	Intra-Cellular Therapies, Inc.*	11,861,216
5,502,192	PharmaCielo Ltd.* (Canada)	8,012,263

		64,344,739

	Regional Banks 1.3%
464,916	Altabancorp	19,545,069

	Research & Consulting Services 1.9%
327,356	ICF International, Inc.	28,610,914

	Restaurants 1.1%
383,975	Chuy’s Holdings, Inc.*	17,017,772

	Semiconductor Equipment 1.7%
279,686	Nova Measuring Instruments Ltd.* (Israel)	25,454,223

	Semiconductors 3.2%
1,073,111	Magnachip Semiconductor Corp.*	26,720,464
1,836,821	NeoPhotonics Corp.*	21,950,011

		48,670,475

	Specialized Finance 0.3%
408,653	Sandbridge Acquisition Corp., Class A*	4,049,751

	Systems Software 1.8%
92,752	CyberArk Software Ltd.* (Israel)	11,996,543
212,052	Rapid7, Inc.*	15,821,200

		27,817,743

Shares		Value

	Trading Companies & Distributors 2.5%
776,452	Transcat, Inc.* ‡‡	$38,108,264

	Total Common Stocks (cost $987,808,034)	1,494,955,284

	WARRANTS 0.5%

	Interactive Home Entertainment 0.2%
448,000	Versus Systems, Inc., expiring 1/15/2026* ‡‡ §§ (Canada)	1,550,080
640,000	Versus Systems, Inc., expiring 1/15/2022* *** † ‡‡ (Canada)	620,800
192,000	Versus Systems, Inc., expiring 1/15/2026* *** † ‡‡ (Canada)	624,000

		2,794,880

	Pharmaceuticals 0.3%
2,870,400	C21 Investments, Inc., expiring 1/30/2024* *** † (Canada)	1,804,421
1,289,600	C21 Investments, Inc., expiring 12/31/2023* *** † (Canada)	810,682
1,897,571	IM Cannabis Corp., expiring 10/10/2021* ‡‡ §§ (Canada)	1,358,967

		3,974,070

	Total Warrants (cost $12,800)	6,768,950

	Total Investments (cost $987,820,834) 99.4%	1,501,724,234

	Other Assets less Liabilities 0.6%	9,358,186

	NET ASSETS 100.0%	$1,511,082,420

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2021, amounted to approximately $38,453,670, and represented 2.5% of net assets.

	‡‡Affiliated company (see Note 8).

	§§The aggregate value of illiquid holdings at March 31, 2021, amounted to approximately $2,909,047, and represented 0.2% of net assets.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Micro Cap Fund’s investments, were in the following countries:

Country	%
Canada	2.9
Israel	4.8
United Kingdom	2.2
United States	90.1

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Advertising 0.9%
251,000	YouGov plc (United Kingdom)	$3,468,935

	Agricultural & Farm Machinery 1.2%
360,922	Agrify Corp.*	4,504,307

	Air Freight & Logistics 1.3%
692,000	Radiant Logistics, Inc.*	4,809,400

	Application Software 3.2%
404,659	GTY Technology Holdings, Inc.*	2,585,771
354,000	Kaleyra, Inc.* (Italy)	4,991,400
64,000	QAD, Inc., Class A	4,261,120

		11,838,291

	Asset Management & Custody Banks 1.8%
363,052	European Sustainable Growth Acquisition Corp.*	3,630,520
660,009	Fiducian Group Ltd. (Australia)	3,113,134

		6,743,654

	Auto Parts & Equipment 1.2%
54,000	Patrick Industries, Inc.	4,590,000

	Biotechnology 1.7%
51,735	Cytokinetics, Inc.*	1,203,356
62,000	MacroGenics, Inc.*	1,974,700
300,000	MEI Pharma, Inc.*	1,029,000
164,000	Sangamo Therapeutics, Inc.*	2,054,920

		6,261,976

	Casinos & Gaming 1.5%
668,548	Full House Resorts, Inc.*	5,689,343

	Communications Equipment 1.1%
225,000	Digi International, Inc.*	4,272,750

	Construction & Engineering 3.0%
167,000	Construction Partners, Inc., Class A*	4,989,960
262,000	Sterling Construction Co., Inc.*	6,078,400

		11,068,360

	Construction Materials 0.6%
307,000	View, Inc.*	2,271,800

	Data Processing & Outsourced Services 4.2%
158,000	i3 Verticals, Inc., Class A*	4,917,750
367,000	Paya Holdings, Inc., Class A*	4,022,320
730,019	Paysign, Inc.*	3,190,183
684,000	VIQ Solutions, Inc.* (Canada)	3,619,480

		15,749,733

	Diversified Metals & Mining 1.0%
6,339,175	Talon Metals Corp.* (Canada)	3,581,455

	Diversified Support Services 1.3%
2,382,000	Johnson Service Group plc* (United Kingdom)	4,886,329

Shares		Value

	Education Services 0.4%
277,000	Aspen Group, Inc.*	$1,662,000

	Electronic Components 1.1%
312,000	VIA Optronics AG, ADR* (Germany)	4,031,040

	Electronic Equipment & Instruments 3.5%
53,000	FARO Technologies, Inc.*	4,588,210
319,206	Luna Innovations, Inc.*	3,361,239
150,000	Napco Security Technologies, Inc.*	5,224,500

		13,173,949

	Electronic Manufacturing Services 1.0%
42,000	Fabrinet*	3,796,380

	Financial Exchanges & Data 1.1%
116,000	Open Lending Corp., Class A*	4,108,720

	Health Care Distributors 1.3%
133,000	PetIQ, Inc.*	4,689,580

	Health Care Equipment 4.1%
519,000	Brainsway Ltd., ADR* (Israel)	4,686,570
1,651,667	ConforMIS, Inc.*	1,635,150
62,000	Inmode Ltd.* (Israel)	4,486,940
79,000	Tactile Systems Technology, Inc.*	4,304,710

		15,113,370

	Health Care Facilities 1.3%
101,000	Joint Corp. (The)*	4,885,370

	Health Care Services 2.5%
38,000	Addus HomeCare Corp.*	3,974,420
374,000	Sharps Compliance Corp.*	5,374,380

		9,348,800

	Health Care Supplies 1.9%
84,000	OrthoPediatrics Corp.*	4,095,000
1,426,587	Surgalign Holdings, Inc.*	3,109,960

		7,204,960

	Health Care Technology 2.3%
61,000	Nexus AG (Germany)	3,920,102
92,000	OptimizeRx Corp.*	4,485,000

		8,405,102

	Heavy Electrical Equipment 1.2%
76,000	TPI Composites, Inc.*	4,288,680

	Home Furnishings 1.1%
74,000	Lovesac Co. (The)*	4,188,400

	Homebuilding 2.5%
203,000	Skyline Champion Corp.*	9,187,780

	Hotels, Resorts & Cruise Lines 0.8%
593,761	Dalata Hotel Group plc* (Ireland)	2,987,738

	Human Resource & Employment Services 1.1%
325,000	Creek & River Co. Ltd. (Japan)	4,203,206

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 4.3%
21,000	John Bean Technologies Corp.	$2,800,140
22,000	Kadant, Inc.	4,070,220
42,000	Kornit Digital Ltd.* (Israel)	4,163,040
140,000	va-Q-tec AG* (Germany)	5,188,025

		16,221,425

	Industrial REITs 0.8%
148,663	AFC Gamma, Inc.*	3,121,923

	Integrated Telecommunication Services 1.0%
246,000	Ooma, Inc.*	3,899,100

	Internet & Direct Marketing Retail 1.0%
573,000	Leaf Group Ltd.*	3,695,850

	Internet Services & Infrastructure 0.7%
35,000	Tucows, Inc., Class A*	2,712,500

	Investment Banking & Brokerage 1.5%
434,000	JDC Group AG* (Germany)	5,623,917

	IT Consulting & Other Services 1.8%
249,000	Avant Corp. (Japan)	3,721,788
429,000	Pivotree, Inc.* (Canada)	2,833,373

		6,555,161

	Leisure Facilities 1.2%
1,364,013	Gym Group plc (The)* (United Kingdom)	4,428,406

	Leisure Products 4.0%
264,000	American Outdoor Brands, Inc.*	6,652,800
203,000	Clarus Corp.	3,461,150
298,000	Nautilus, Inc.*	4,660,720

		14,774,670

	Movies & Entertainment 1.6%
1,547,953	Thunderbird Entertainment Group, Inc.* (Canada)	5,789,273

	Oil & Gas Equipment & Services 1.1%
338,000	Solaris Oilfield Infrastructure, Inc., Class A	4,147,260

	Oil & Gas Refining & Marketing 0.5%
1,251,313	Vertex Energy, Inc.*	1,764,351

	Packaged Foods & Meats 0.8%
19,000	Freshpet, Inc.*	3,017,390

	Pharmaceuticals 1.6%
864,000	BioDelivery Sciences International, Inc.*	3,378,240
73,000	Intra-Cellular Therapies, Inc.*	2,476,890

		5,855,130

	Property & Casualty Insurance 1.0%
796,013	FedNat Holding Co.	3,685,540

	Regional Banks 3.1%
316,000	CrossFirst Bankshares, Inc.*	4,357,640
181,000	Esquire Financial Holdings, Inc.*	4,128,610
70,728	Sound Financial Bancorp, Inc.	2,944,407

		11,430,657

Shares		Value

	Research & Consulting Services 2.1%
56,815	ICF International, Inc.	$4,965,631
157,000	Red Violet, Inc.*	2,891,940

		7,857,571

	Restaurants 1.4%
515,000	Noodles & Co.*	5,330,250

	Semiconductor Equipment 1.1%
47,000	Nova Measuring Instruments Ltd.* (Israel)	4,277,470

	Semiconductors 2.3%
222,000	Magnachip Semiconductor Corp.*	5,527,800
31,000	SiTime Corp.*	3,056,600

		8,584,400

	Specialized Finance 1.0%
99,319	A-Mark Precious Metals, Inc.	3,575,484

	Specialty Chemicals 2.0%
459,870	Neo Performance Materials, Inc. (Canada)	7,362,604

	Technology Hardware, Storage & Peripherals 1.0%
65,000	MGI Digital Graphic Technology* (France)	3,757,917

	Thrifts & Mortgage Finance 4.2%
76,000	Axos Financial, Inc.*	3,572,760
366,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	5,676,382
235,000	Northfield Bancorp, Inc.	3,741,200
313,070	Velocity Financial, Inc.*	2,776,931

		15,767,273

	Trading Companies & Distributors 3.2%
183,000	Hardwoods Distribution, Inc. (Canada)	4,608,857
2,747,000	KushCo Holdings, Inc.*	3,378,810
98,029	Systemax, Inc.	4,030,952

		12,018,619

	Total Common Stocks (cost $245,199,389)	356,265,549

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	17,685

	Total Limited Liability Company Membership Interest (cost $30,001)	17,685

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	WARRANTS 0.1%

	Diversified Metals & Mining 0.0%
500,000	Talon Metals Corp., expiring 3/18/2022* *** † (Canada)	$31,830
	Trading Companies & Distributors 0.1%
960,000	KushCo Holdings, Inc., expiring 2/24/2026* *** †	249,600

	Total Warrants (cost $422,967)	281,430

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.6%

	Repurchase Agreement 4.6%
$17,180,594	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $17,602,200 of United States Treasury Notes 0.125% due 1/15/24; value: $17,524,240; repurchase proceeds: $17,180,594 (cost $17,180,594)	$17,180,594

	Total Short-Term Investments (cost $17,180,594)	17,180,594

	Total Investments (cost $262,832,951) 100.2%	373,745,258

	Liabilities less Other Assets (0.2%)	(623,556)

	NET ASSETS 100.0%	$373,121,702

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2021, amounted to approximately $299,115, and represented 0.08% of net assets.

	ADR American Depositary Receipt.

	REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.9
Canada	7.8
France	1.1
Germany	5.3
Ireland	0.8
Israel	4.9
Italy	1.4
Japan	2.2
United Kingdom	5.2
United States	70.4

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.2%

	Airlines 1.8%
255,219	Allegiant Travel Co.*	$62,288,749

	Apparel Retail 2.2%
1,212,613	Boot Barn Holdings, Inc.*	75,557,916

	Application Software 8.2%
618,428	Five9, Inc.*	96,678,849
111,409	HubSpot, Inc.*	50,603,082
1,919,934	Medallia, Inc.*	53,546,959
227,848	Paylocity Holding Corp.*	40,973,906
274,930	Zendesk, Inc.*	36,461,217

		278,264,013

	Asset Management & Custody Banks 2.4%
2,322,589	StepStone Group, Inc., Class A‡‡	81,917,714

	Automotive Retail 1.7%
881,404	Monro, Inc.	57,996,383

	Biotechnology 6.1%
756,416	Atara Biotherapeutics, Inc.*	10,862,134
436,958	C4 Therapeutics, Inc.*	16,163,076
340,611	ChemoCentryx, Inc.*	17,452,908
807,026	Cytokinetics, Inc.*	18,771,425
222,326	Denali Therapeutics, Inc.*	12,694,815
656,051	Esperion Therapeutics, Inc.*	18,402,230
1,372,971	Flexion Therapeutics, Inc.*	12,288,090
1,157,590	Frequency Therapeutics, Inc.*	10,997,105
996,863	Inovio Pharmaceuticals, Inc.*	9,250,889
1,053,251	MacroGenics, Inc.*	33,546,044
338,113	Nurix Therapeutics, Inc.*	10,511,933
2,292,887	Sangamo Therapeutics, Inc.*	28,729,874
147,460	Silverback Therapeutics, Inc.*	6,433,680

		206,104,203

	Building Products 1.2%
568,087	AAON, Inc.	39,771,771

	Data Processing & Outsourced Services 3.2%
445,903	Euronet Worldwide, Inc.*	61,668,385
1,960,163	Repay Holdings Corp.*	46,024,627

		107,693,012

	Electronic Equipment & Instruments 1.8%
1,874,926	nLight, Inc.*	60,747,603

	Financial Exchanges & Data 2.0%
1,908,950	Open Lending Corp., Class A*	67,615,009

	General Merchandise Stores 1.9%
727,007	Ollie’s Bargain Outlet Holdings, Inc.*	63,249,609

	Health Care Equipment 1.0%
1,412,327	GenMark Diagnostics, Inc.*	33,754,615

Shares		Value

	Health Care Facilities 4.4%
1,216,812	Ensign Group, Inc. (The)	$114,185,638
728,124	Pennant Group, Inc. (The)*	33,348,079

		147,533,717

	Health Care Services 1.3%
646,185	Castle Biosciences, Inc.*	44,237,825

	Health Care Supplies 3.8%
973,499	Neogen Corp.*	86,534,326
811,587	Silk Road Medical, Inc.*	41,106,882

		127,641,208

	Health Care Technology 1.5%
249,923	Inspire Medical Systems, Inc.*	51,731,562

	Home Furnishings 1.9%
2,013,735	Purple Innovation, Inc.*	63,734,713

	Home Improvement Retail 2.6%
920,887	Floor & Decor Holdings, Inc., Class A*	87,926,291

	Homebuilding 3.2%
730,813	LGI Homes, Inc.*	109,117,689

	Industrial Machinery 8.5%
217,375	Barnes Group, Inc.	10,768,757
950,769	Helios Technologies, Inc.	69,282,537
1,245,830	Kornit Digital Ltd.* (Israel)	123,486,670
435,165	RBC Bearings, Inc.*	85,627,417

		289,165,381

	Insurance Brokers 1.2%
368,945	Goosehead Insurance, Inc., Class A	39,543,525

	IT Consulting & Other Services 2.1%
350,349	Globant S.A.* (Argentina)	72,735,956

	Leisure Products 1.9%
878,779	YETI Holdings, Inc.*	63,456,632

	Life Sciences Tools & Services 5.2%
330,683	ICON plc* (Ireland)	64,936,221
682,510	Medpace Holdings, Inc.*	111,965,765

		176,901,986

	Managed Health Care 1.9%
956,240	HealthEquity, Inc.*	65,024,320

	Oil & Gas Equipment & Services 1.0%
640,608	DMC Global, Inc.*	34,759,390

	Packaged Foods & Meats 3.3%
702,963	Freshpet, Inc.*	111,637,554

	Pharmaceuticals 1.3%
89,727	Arvinas, Inc.*	5,930,955
1,128,092	Intra-Cellular Therapies, Inc.*	38,276,161

		44,207,116

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 2.7%
1,044,553	Pinnacle Financial Partners, Inc.	$92,610,069

	Restaurants 1.0%
786,091	Chuy’s Holdings, Inc.*	34,839,553

	Semiconductors 2.6%
247,934	Monolithic Power Systems, Inc.	87,572,768

	Specialized Finance 0.7%
991,303	dMY Technology Group, Inc. II, Class A*	14,582,067
814,966	One, Class A*	9,445,456

		24,027,523

	Specialty Stores 3.5%
376,917	Five Below, Inc.*	71,911,994
1,078,572	National Vision Holdings, Inc.*	47,273,811

		119,185,805

	Systems Software 5.9%
650,866	CyberArk Software Ltd.* (Israel)	84,183,008
301,850	Proofpoint, Inc.*	37,969,712
1,030,184	Rapid7, Inc.*	76,862,028

		199,014,748

	Trading Companies & Distributors 1.2%
237,498	SiteOne Landscape Supply, Inc.*	40,550,409

	Total Common Stocks (cost $1,778,961,688)	3,262,116,337

	PREFERRED STOCKS 0.4%

	Semiconductor Equipment 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	1,132,203
161,519	Nanosys, Inc., Series E Pfd.* *** †	182,517

		1,314,720

	Systems Software 0.4%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	12,650,824

	Total Preferred Stocks (cost $10,184,941)	13,965,544

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.8%

	Repurchase Agreement 2.8%
$95,995,918	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $98,351,500 of United States Treasury Notes 0.125% due 1/15/24; value: $97,915,899; repurchase proceeds: $95,995,918 (cost $95,995,918)	$95,995,918

	Total Short-Term Investments (cost $95,995,918)	95,995,918

	Total Investments (cost $1,885,142,547) 99.4%	3,372,077,799

	Other Assets less Liabilities 0.6%	18,986,814

	Net Assets 100.0%	$3,391,064,613

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2021, amounted to approximately $13,965,544, and represented 0.4% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	2.2
Ireland	2.0
Israel	6.3
United States	89.5

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.4%

	Advertising 1.2%
4,258,375	National CineMedia, Inc.‡‡	$19,673,693

	Aerospace & Defense 1.1%
158,353	HEICO Corp., Class A	17,988,901

	Airlines 1.2%
79,291	Allegiant Travel Co.*	19,351,761

	Application Software 3.6%
616,285	Ebix, Inc.	19,739,609
426,195	Medallia, Inc.*	11,886,579
575,708	Upland Software, Inc.*	27,167,660

		58,793,848

	Asset Management & Custody Banks 4.1%
557,505	Artisan Partners Asset Management, Inc., Class A	29,085,036
199,891	Hamilton Lane, Inc., Class A	17,702,347
1,547,257	Juniper Industrial Holdings, Inc., Class A*	19,185,987

		65,973,370

	Automotive Retail 2.8%
474,583	Camping World Holdings, Inc., Class A	17,265,329
423,456	Monro, Inc.	27,863,405

		45,128,734

	Biotechnology 0.4%
256,374	Esperion Therapeutics, Inc.*	7,191,291

	Building Products 0.8%
142,260	Trex Co., Inc.*	13,022,480

	Commercial Printing 1.7%
282,729	Cimpress plc*	28,309,655

	Commodity Chemicals 2.0%
1,243,889	Valvoline, Inc.	32,428,186

	Construction & Engineering 2.7%
1,441,391	Construction Partners, Inc., Class A*	43,068,763

	Data Processing & Outsourced Services 3.3%
251,954	Euronet Worldwide, Inc.*	34,845,238
779,623	Repay Holdings Corp.*	18,305,548

		53,150,786

	Education Services 1.6%
240,168	Grand Canyon Education, Inc.*	25,721,993

	Electronic Equipment & Instruments 0.8%
209,807	PAR Technology Corp.*	13,723,476

	Electronic Manufacturing Services 4.5%
578,097	Fabrinet*	52,254,188
510,953	Sanmina Corp.*	21,143,235

		73,397,423

Shares		Value

	Financial Exchanges & Data 1.0%
450,002	Open Lending Corp., Class A*	$15,939,071

	General Merchandise Stores 1.2%
225,197	Ollie’s Bargain Outlet Holdings, Inc.*	19,592,139

	Health Care Facilities 2.6%
444,195	Ensign Group, Inc. (The)	41,683,259

	Heavy Electrical Equipment 1.2%
375,051	AZZ, Inc.	18,883,818

	Home Furnishings 0.9%
251,060	Lovesac Co. (The)*	14,209,996

	Homebuilding 5.3%
214,790	LGI Homes, Inc.*	32,070,295
895,078	Skyline Champion Corp.*	40,511,230
696,834	Tri Pointe Homes, Inc.*	14,187,540

		86,769,065

	Human Resource & Employment Services 1.0%
162,387	ManpowerGroup, Inc.	16,060,074

	Industrial Machinery 10.9%
893,868	Altra Industrial Motion Corp.	49,448,778
555,930	Barnes Group, Inc.	27,540,772
444,555	Flowserve Corp.	17,253,179
368,040	Helios Technologies, Inc.	26,819,075
306,571	Kadant, Inc.	56,718,701

		177,780,505

	Industrial REITs 1.3%
1,173,457	Monmouth Real Estate Investment Corp.	20,758,454

	Interactive Media & Services 0.9%
275,311	TripAdvisor, Inc.*	14,808,979

	Internet & Direct Marketing Retail 1.6%
953,469	1-800-Flowers.com, Inc., Class A*	26,325,279

	Investment Banking & Brokerage 2.1%
616,661	Moelis & Co., Class A	33,842,356

	Leisure Products 1.3%
298,145	YETI Holdings, Inc.*	21,529,050

	Life & Health Insurance 0.9%
518,604	Unum Group	14,432,749

	Life Sciences Tools & Services 0.9%
73,390	ICON plc* (Ireland)	14,411,594

	Managed Health Care 1.3%
308,194	HealthEquity, Inc.*	20,957,192

	Mortgage REITs 0.9%
954,848	Arbor Realty Trust, Inc.	15,182,083

	Oil & Gas Equipment & Services 1.7%
892,055	Cactus, Inc., Class A	27,314,724

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 2.1%
2,921,207	Magnolia Oil & Gas Corp., Class A*	$33,535,456

	Packaged Foods & Meats 1.0%
313,164	TreeHouse Foods, Inc.*	16,359,687

	Personal Products 2.2%
462,862	Edgewell Personal Care Co.	18,329,335
316,314	Nu Skin Enterprises, Inc., Class A	16,729,848

		35,059,183

	Pharmaceuticals 1.2%
565,392	Intra-Cellular Therapies, Inc.*	19,183,751

	Regional Banks 9.9%
1,045,541	Bank OZK	42,710,350
347,326	Eagle Bancorp, Inc.	18,481,216
850,105	FB Financial Corp.	37,795,668
268,359	ServisFirst Bancshares, Inc.	16,458,458
835,253	Webster Financial Corp.	46,030,793

		161,476,485

	Semiconductor Equipment 1.8%
320,349	Nova Measuring Instruments Ltd.* (Israel)	29,154,963

	Semiconductors 1.2%
712,670	Tower Semiconductor Ltd.* (Israel)	19,983,267

	Specialized Consumer Services 1.2%
393,114	Terminix Global Holdings, Inc.*	18,739,744

	Specialized REITs 2.1%
863,374	National Storage Affiliates Trust	34,474,524

	Specialty Chemicals 3.0%
292,410	Innospec, Inc.	30,027,583
258,301	Minerals Technologies, Inc.	19,455,231

		49,482,814

	Steel 1.3%
658,571	Commercial Metals Co.	20,310,330

	Thrifts & Mortgage Finance 2.7%
943,783	Axos Financial, Inc.*	44,367,239

	Trading Companies & Distributors 0.9%
250,148	Boise Cascade Co.	14,966,355

	Total Common Stocks (cost $1,118,132,182)	1,614,498,545

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$13,455,279	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $13,785,500 of United States Treasury Notes 0.125% due 1/15/24; value: $13,724,444; repurchase proceeds: $13,455,279 (cost $13,455,279)	$13,455,279

	Total Short-Term Investments (cost $13,455,279)	13,455,279

	Total Investments (cost $1,131,587,461) 100.2%	1,627,953,824

	Liabilities less Other Assets (0.2%)	(3,865,711)

	Net Assets 100.0%	$1,624,088,113

	*Non-income producing. ‡‡Affiliated company (see Note 8). REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2021, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Ireland	0.9
Israel	3.0
United States	96.1

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Alternative Carriers 0.9%
214,738	Bandwidth, Inc., Class A*	$27,215,894

	Application Software 11.1%
144,926	Avalara, Inc.*	19,337,476
131,188	DocuSign, Inc.*	26,559,011
336,061	Five9, Inc.*	52,536,416
116,478	HubSpot, Inc.*	52,905,472
1,014,470	Medallia, Inc.*	28,293,568
301,838	Paylocity Holding Corp.*	54,279,528
2,349,045	Pexip Holding ASA* (Norway)	26,280,390
473,579	Zendesk, Inc.*	62,806,047

		322,997,908

	Automotive Retail 1.4%
747,809	Camping World Holdings, Inc., Class A	27,205,291
183,722	Monro, Inc.	12,088,908

		39,294,199

	Biotechnology 11.2%
748,741	Atara Biotherapeutics, Inc.*	10,751,921
368,906	C4 Therapeutics, Inc.*	13,645,833
410,592	ChemoCentryx, Inc.*	21,038,734
696,935	Cytokinetics, Inc.*	16,210,708
108,635	Denali Therapeutics, Inc.*	6,203,059
1,320,747	Esperion Therapeutics, Inc.*	37,046,953
242,991	Exact Sciences Corp.*	32,021,354
1,084,475	Flexion Therapeutics, Inc.*	9,706,051
902,826	Frequency Therapeutics, Inc.*	8,576,847
1,448,788	Inovio Pharmaceuticals, Inc.*	13,444,753
208,253	Ligand Pharmaceuticals, Inc.*	31,748,170
1,431,866	MacroGenics, Inc.*	45,604,932
4,191,905	MEI Pharma, Inc.*	14,378,234
277,515	Nkarta, Inc.*	9,130,244
318,349	Nurix Therapeutics, Inc.*	9,897,470
3,619,329	Sangamo Therapeutics, Inc.*	45,350,192
28,924	Silverback Therapeutics, Inc.*	1,261,954

		326,017,409

	Building Products 1.2%
395,502	Trex Co., Inc.*	36,204,253

	Commodity Chemicals 1.0%
1,150,346	Valvoline, Inc.	29,989,520

	Data Processing & Outsourced Services 2.1%
1,255,668	Repay Holdings Corp.*	29,483,085
137,024	Square, Inc., Class A*	31,111,299

		60,594,384

	Electronic Equipment & Instruments 1.8%
1,616,832	nLight, Inc.*	52,385,357

	Electronic Manufacturing Services 0.6%
75,925	IPG Photonics Corp.*	16,015,620

Shares		Value

	Financial Exchanges & Data 3.3%
1,685,696	Open Lending Corp., Class A*	$59,707,352
481,969	Tradeweb Markets, Inc., Class A	35,665,706

		95,373,058

	General Merchandise Stores 1.3%
439,016	Ollie’s Bargain Outlet Holdings, Inc.*	38,194,392

	Health Care Equipment 7.4%
462,501	AtriCure, Inc.*	30,303,066
13,974,921	ConforMIS, Inc.* ‡‡	13,835,172
2,304,905	CryoLife, Inc.* ‡‡	52,044,755
2,797,756	GenMark Diagnostics, Inc.*	66,866,368
270,207	Glaukos Corp.*	22,678,473
355,004	Tandem Diabetes Care, Inc.*	31,329,103

		217,056,937

	Health Care Services 2.6%
852,052	Castle Biosciences, Inc.*	58,331,480
1,055,027	Exagen, Inc.* ‡‡	18,462,972

		76,794,452

	Health Care Supplies 4.2%
705,746	BioLife Solutions, Inc.*	25,406,856
5,865,229	Cerus Corp.*	35,250,026
1,195,802	Silk Road Medical, Inc.*	60,567,372

		121,224,254

	Health Care Technology 3.3%
232,137	Inspire Medical Systems, Inc.*	48,050,038
293,048	Tabula Rasa HealthCare, Inc.*	13,494,860
132,634	Veeva Systems, Inc., Class A*	34,649,306

		96,194,204

	Heavy Electrical Equipment 1.1%
552,215	TPI Composites, Inc.*	31,161,492

	Home Furnishings 1.7%
1,585,331	Purple Innovation, Inc.*	50,175,726

	Home Improvement Retail 2.1%
636,783	Floor & Decor Holdings, Inc., Class A*	60,800,041

	Homebuilding 3.3%
349,915	LGI Homes, Inc.*	52,245,809
1,002,410	Skyline Champion Corp.*	45,369,076

		97,614,885

	Industrial Machinery 2.7%
807,088	Kornit Digital Ltd.* (Israel)	79,998,563

	Industrial REITs 0.6%
938,929	Monmouth Real Estate Investment Corp.	16,609,654

	Interactive Media & Services 1.8%
257,780	MediaAlpha, Inc., Class A*	9,133,145
810,896	TripAdvisor, Inc.*	43,618,096

		52,751,241

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Internet & Direct Marketing Retail 0.7%
3,404,582	Trainline plc* (United Kingdom)	$21,543,413

	Internet Services & Infrastructure 1.3%
481,940	GDS Holdings Ltd., ADR* (China)	39,080,515

	IT Consulting & Other Services 2.0%
415,639	Endava plc, ADR* (United Kingdom)	35,200,467
111,110	Globant S.A.* (Argentina)	23,067,547

		58,268,014

	Life Sciences Tools & Services 1.4%
210,478	ICON plc* (Ireland)	41,331,565

	Managed Health Care 1.6%
697,327	HealthEquity, Inc.*	47,418,236

	Oil & Gas Equipment & Services 0.3%
738,838	Solaris Oilfield Infrastructure, Inc., Class A	9,065,542

	Oil & Gas Exploration & Production 0.8%
1,958,224	Magnolia Oil & Gas Corp., Class A*	22,480,412

	Packaged Foods & Meats 3.5%
649,649	Freshpet, Inc.*	103,170,758

	Pharmaceuticals 3.0%
114,541	Arvinas, Inc.*	7,571,160
394,670	Athira Pharma, Inc.*	7,261,928
2,073,592	Intra-Cellular Therapies, Inc.*	70,356,977
751,410	Optinose, Inc.*	2,772,703

		87,962,768

	Regional Banks 3.5%
1,367,406	Bank OZK	55,858,535
357,478	Eagle Bancorp, Inc.	19,021,405
376,698	Esquire Financial Holdings, Inc.*	8,592,481
197,467	Pinnacle Financial Partners, Inc.	17,507,424

		100,979,845

	Restaurants 0.7%
440,343	Chuy’s Holdings, Inc.*	19,516,002

	Semiconductor Equipment 2.9%
626,858	Kulicke & Soffa Industries, Inc.	30,784,996
580,583	Nova Measuring Instruments Ltd.* (Israel)	52,838,859

		83,623,855

	Semiconductors 1.6%
124,340	Monolithic Power Systems, Inc.	43,918,131
42,910	NVE Corp.	3,007,991

		46,926,122

	Specialty Chemicals 1.1%
263,685	Balchem Corp.	33,068,736

	Specialty Stores 2.4%
367,037	Five Below, Inc.*	70,026,989

Shares		Value

	Systems Software 3.2%
362,252	CyberArk Software Ltd.* (Israel)	$46,853,674
373,570	Proofpoint, Inc.*	46,991,370

		93,845,044

	Trucking 1.6%
955,680	Knight-Swift Transportation Holdings, Inc.	45,958,651

	Total Common Stocks (cost $1,868,623,175)	2,868,929,910

	PREFERRED STOCKS 0.0%

	Semiconductor Equipment 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	283,052
40,380	Nanosys, Inc., Series E Pfd.* *** †	45,629

		328,681

	Total Preferred Stocks (cost $546,237)	328,681

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$41,438,698	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $42,455,600 of United States Treasury Notes 0.125% due 1/15/24; value: $42,267,563; repurchase proceeds: $41,438,698 (cost $41,438,698)	$41,438,698

	Total Short-Term Investments (cost $41,438,698)	41,438,698

	Total Investments (cost $1,910,608,110) 99.7%	2,910,697,289

	Other Assets less Liabilities 0.3%	9,349,364

	Net Assets 100.0%	$2,920,046,653

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

‡‡Affiliated company (see Note 8).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2021, amounted to approximately $328,681, and represented 0.01% of net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments (continued)

At March 31, 2021, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
China	1.4
Ireland	1.4
Israel	6.3
Norway	0.9
United Kingdom	2
United States	87.2

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2021 (Unaudited)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.7%

$94,800,000	U.S. Treasury Bond, 1.25%, 5/15/50	$71,299,969
87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	85,067,286
15,200,000	U.S. Treasury Bond, 2.25%, 8/15/49	14,651,969
25,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	25,612,721
5,300,000	U.S. Treasury Bond, 2.875%, 5/15/49	5,802,672
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	50,952,694
39,800,000	U.S. Treasury Strip, principal only, 2/15/49	19,875,342
105,000,000	U.S. Treasury Strip, principal only, 5/15/49	52,156,949
147,000,000	U.S. Treasury Strip, principal only, 8/15/49	72,428,821

	Total U.S. Government Obligations (cost $451,080,091)	397,848,423

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$4,947,479	Repurchase Agreement dated 3/31/21, 0.00% due 4/1/21 with Fixed Income Clearing Corp. collateralized by $5,068,900 of United States Treasury Notes 0.125% due 1/15/24; value $5,046,450; repurchase proceeds: $4,947,479 (cost $4,947,479)	$4,947,479

	Total Short-Term Investments (cost $4,947,479)	4,947,479

	Total Investments (cost $456,027,570) 99.9%	402,795,902

	Other Assets less Liabilities 0.1%	290,415

	Net Assets 100.0%	$403,086,317

	See Notes to Financial Statements.

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Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,158,698,434	$313,672,069	$62,141,689
Affiliated issuers[1]	22,239,436	—	—
Repurchase agreements	57,689,079	7,521,097	2,267,940

	$2,238,626,949	$321,193,166	$64,409,629

Investments, at market value
Unaffiliated issuers	$3,568,376,885	$492,392,387	$98,903,254
Affiliated issuers[1]	21,446,928	—	—
Repurchase agreements	57,689,079	7,521,097	2,267,940

	3,647,512,892	499,913,484	101,171,194
Cash	—	—	—
Foreign currency on deposit (cost of $0, $87,619, $4,726, $94,723, $17,400, $6,026, $0 and $102,315, respectively)	—	87,586	4,687
Receivable for investment securities sold	6,456,672	—	—
Capital shares receivable	5,783,039	253,397	303,843
Interest and dividends receivable	636,797	472,861	45,073
Prepaid expenses and other assets	76,390	27,112	23,814

Total Assets	3,660,465,790	500,754,440	101,548,611

Liabilities:
Payable for securities purchased	2,734,405	77,133	—
Capital shares payable	2,372,684	67,091	29,946
Dividends payable to shareholders	—	—	—
Payable to Advisor	3,114,860	488,123	84,284
Accrued fund administration fees	437,204	55,163	11,441
Accrued expenses and other liabilities	360,844	169,701	80,256
Foreign capital gains taxes payable	—	19,689,099	1,438,781

Total Liabilities	9,019,997	20,546,310	1,644,708

Net Assets	$3,651,445,793	$480,208,130	$99,903,903

Net Assets Consist of:
Capital stock	$375,722	$858,691	$52,831
Paid-in-capital in excess of par	1,959,621,327	330,210,603	65,318,001
Distributable earnings (accumulated loss)	1,691,448,744	149,138,836	34,533,071

Net Assets	$3,651,445,793	$480,208,130	$99,903,903

Net Assets
Investor Class	2,007,153,569	195,421,647	29,373,742
Institutional Class	1,644,292,224	284,786,483	70,530,161

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	20,775,356	35,165,017	1,577,491
Institutional Class	16,796,878	50,704,066	3,705,573

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$96.61	$5.56	$18.62

Institutional Class	$97.89	$5.62	$19.03

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$253,824,650	$41,204,310	$106,611,311	$14,467,439	$96,355,876
—	—	—	—	—
2,885,591	439,600	2,499,363	327,938	1,899,497

$256,710,241	$41,643,910	$109,110,674	$14,795,377	$98,255,373

$497,472,431	$60,467,525	$199,992,721	$17,054,502	$127,422,742
—	—	—	—	—
2,885,591	439,600	2,499,363	327,938	1,899,497

500,358,022	60,907,125	202,492,084	17,382,440	129,322,239
—	1,009,905	—	—	—
94,427	17,423	5,977	—	102,315
—	207,489	382,424	—	1,689,735
506,183	9,232	121,775	51	159,900
422,241	39,328	53,935	3,680	730,292
39,876	23,174	26,658	18,321	23,201

501,420,749	62,213,676	203,082,853	17,404,492	132,027,682

—	—	950,561	274,093	732,161
361,962	11,783	702,364	—	91,400
—	—	—	—	17,157
693,224	86,313	209,991	277	86,782
80,532	13,333	27,847	2,618	31,005
154,577	103,275	74,218	43,462	184,002
9,011,258	854,323	1,366,348	20,935	142,177

10,301,553	1,069,027	3,331,329	341,385	1,284,684

$491,119,196	$61,144,649	$199,751,524	$17,063,107	$130,742,998

$1,375,698	$155,600	$398,252	$12,244	$142,846
250,405,884	143,012,637	101,467,881	13,480,858	266,722,120
239,337,614	(82,023,588)	97,885,391	3,570,005	(136,121,968)

$491,119,196	$61,144,649	$199,751,524	$17,063,107	$130,742,998

254,038,407	46,324,363	145,007,771	6,262,189	123,804,642
237,080,789	14,820,286	54,743,753	10,800,918	6,938,356

71,496,180	11,821,773	28,967,000	450,736	13,525,519
66,073,647	3,738,232	10,858,159	773,671	759,101

$3.55	$3.92	$5.01	$13.89	$9.15

$3.59	$3.96	$5.04	$13.96	$9.14

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund[1]	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$13,775,180	$698,611,272	$411,323,623
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	12,268,048	15,681,496

	$13,775,180	$710,879,320	$427,005,119

Investments, at market value
Unaffiliated issuers	$13,256,450	$1,158,533,340	$737,084,494
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	12,268,048	15,681,496

	13,256,450	1,170,801,388	752,765,990
Cash	31,817	—	—
Foreign currency on deposit (cost of $0, $28,907, $25,745, $388, $5, $0, $0 and $0, respectively)	—	28,670	25,889
Receivable for investment securities sold	—	1,647,092	3,186,676
Capital shares receivable	27,854	970,059	555,370
Interest and dividends receivable	—	2,193,263	1,078,640
Receivable from Investment Advisor	94,414	—	—
Prepaid expenses and other assets	30,007	42,974	33,672

Total Assets	13,440,542	1,175,683,446	757,646,237

Liabilities:
Payable for securities purchased	—	5,991,105	3,882,003
Capital shares payable	—	557,630	456,975
Dividends payable to shareholders	—	—	—
Payable to Advisor	—	1,243,361	1,129,075
Accrued fund administration fees	—	224,084	112,934
Accrued expenses and other liabilities	54,041	372,479	240,765
Foreign capital gains taxes payable	—	6,362,871	2,982,890
Line of credit payable	—	—	—

Total Liabilities	54,041	14,751,530	8,804,642

Net Assets	$13,386,501	$1,160,931,916	$748,841,595

Net Assets Consist of:
Capital stock	$12,602	$338,707	$1,460,684
Paid-in-capital in excess of par	13,891,342	678,191,591	379,335,059
Distributable earnings (accumulated loss)	(517,443)	482,401,618	368,045,852

Net Assets	$13,386,501	$1,160,931,916	$748,841,595

Net Assets
Investor Class	5,300,657	530,209,429	140,651,894
Institutional Class	8,085,844	630,722,487	608,189,701

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	498,200	15,519,356	27,747,173
Institutional Class	762,040	18,351,386	118,321,257

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$10.64	$34.16	$5.07

Institutional Class	$10.61	$34.37	$5.14

[1]	Fund inception date was November 30, 2020.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund

$5,838,671	$859,332,285	$245,652,357	$1,715,422,700	$1,096,750,241
—	128,488,549	—	73,723,929	21,381,941
161,124	—	17,180,594	95,995,918	13,455,279

$5,999,795	$987,820,834	$262,832,951	$1,885,142,547	$1,131,587,461

$6,792,968	$1,330,183,657	$356,564,664	$3,194,164,167	$1,594,824,852
—	171,540,577	—	81,917,714	19,673,693
161,124	—	17,180,594	95,995,918	13,455,279

6,954,092	1,501,724,234	373,745,258	3,372,077,799	1,627,953,824
—	—	—	—	1,015
388	5	—	—	—
—	13,547,481	1,031,225	30,484,739	—
500	795,518	329,630	3,634,405	3,012,399
3,648	123,720	106,565	212,643	640,102
8,757	—	—	—	—
22,690	55,248	63,186	74,089	85,658

6,990,075	1,516,246,206	375,275,864	3,406,483,675	1,631,692,998

92,143	94,373	1,410,584	9,419,320	4,633,476
—	2,255,949	119,442	2,477,507	1,366,662
—	—	—	—	—
—	1,975,547	475,958	2,889,954	1,371,706
—	128,371	35,737	397,974	160,096
35,969	33,843	112,441	234,307	72,945
—	—	—	—	—
—	675,703	—	—	—

128,112	5,163,786	2,154,162	15,419,062	7,604,885

$6,861,963	$1,511,082,420	$373,121,702	$3,391,064,613	$1,624,088,113

$5,152	$1,147,591	$797,761	$569,509	$1,543,374
5,963,826	868,057,290	202,033,238	1,650,145,151	1,102,753,976
892,985	641,877,539	170,290,703	1,740,349,953	519,790,763

$6,861,963	$1,511,082,420	$373,121,702	$3,391,064,613	$1,624,088,113

4,212,242	1,287,545,842	323,461,086	1,656,915,838	837,166,866
2,649,721	223,536,578	49,660,616	1,734,148,775	786,921,247

317,156	97,769,033	69,192,674	28,008,249	79,875,205
198,074	16,990,086	10,583,414	28,942,618	74,462,233

$13.28	$13.17	$4.67	$59.16	$10.48

$13.38	$13.16	$4.69	$59.92	$10.57

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Statements of Assets and Liabilities (continued)

	Ultra Growth Fund	U.S. Treasury Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,787,038,322	$451,080,091
Affiliated issuers,1	82,131,090	—
Repurchase agreements	41,438,698	4,947,479

	$1,910,608,110	$456,027,570

Investments, at market value
Unaffiliated issuers	$2,784,915,692	$397,848,423
Affiliated issuers[1]	84,342,899	—
Repurchase agreements	41,438,698	4,947,479

	2,910,697,289	402,795,902
Cash	—	—
Foreign currency on deposit (cost of $0 and $0, respectively)	—	—
Receivable for investment securities sold	10,294,960	—
Capital shares receivable	5,056,334	197,659
Interest and dividends receivable	175,001	1,042,454
Prepaid expenses and other assets	136,356	39,202

Total Assets	2,926,359,940	404,075,217

Liabilities:
Payable for securities purchased	1,676,097	—
Capital shares payable	1,874,069	592,294
Dividends payable to shareholders	—	111,021
Payable to Advisor	2,517,133	175,909
Accrued fund administration fees	185,296	43,171
Accrued expenses and other liabilities	60,692	66,505

Total Liabilities	6,313,287	988,900

Net Assets	$2,920,046,653	$403,086,317

Net Assets Consist of:
Capital stock	$589,695	$241,145
Paid-in-capital in excess of par	1,773,179,297	462,175,101
Distributable earnings (accumulated loss)	1,146,277,661	(59,329,929)

Net Assets	$2,920,046,653	$403,086,317

Net Assets
Investor Class	2,265,408,235	403,086,317
Institutional Class	654,638,418	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	45,759,264	24,114,491
Institutional Class	13,210,257	—

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$49.51	$16.72

Institutional Class	$49.56	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$4,077	$431	$106
Dividends[1]
Unaffiliated issuers	11,598,033	409,488	90,174

Total investment income	11,602,110	409,919	90,280

Expenses:
Investment advisory fees	16,737,322	2,274,456	409,325
Shareholder servicing fees — Investor Class	1,032,946	112,198	18,721
Shareholder servicing fees — Institutional Class	14,996	2,035	2,327
Fund administration fees	253,434	29,722	7,284
Fund accounting fees	143,648	25,744	14,688
Reports to shareholders — Investor Class	96,526	27,789	8,547
Reports to shareholders — Institutional Class	62,749	2,623	1,928
Custody fees	4,816	68,006	12,618
Federal and state registration fees — Investor Class	40,109	11,172	5,131
Federal and state registration fees — Institutional Class	34,442	9,289	6,372
Legal fees	71,870	10,335	3,199
Trustees’ fees	139,799	14,642	2,965
Interest	35,642	14,065	1,841
Audit fees	19,883	19,883	19,883
Other expenses	54,862	35,014	13,322

Total expenses before reimbursement	18,743,044	2,656,973	528,151
Reimbursement of expenses by Advisor	(48,888)	—	(5,777)

Net Expenses	18,694,156	2,656,973	522,374

Net Investment Income (Loss)	(7,092,046)	(2,247,054)	(432,094)

Realized Gain (Loss):
Investments sold	309,201,372	7,588,986	2,877,278
Foreign currency transactions	(26,697)	(315,315)	9,977
Foreign capital gains taxes	(365,331)	(636,581)	(68,197)

Net realized gain (loss)	308,809,344	6,637,090	2,819,058

Change in Unrealized Appreciation (Depreciation):
Investments	609,767,509	99,646,599	15,841,783
Investments in affiliates	(792,508)	—	—
Foreign currency translations	—	4,109	(705)
Deferred foreign capital gains taxes	62,252	(12,763,660)	(1,034,316)

Net change in unrealized appreciation (depreciation)	609,037,253	86,887,048	14,806,762

Net gain (loss) on investments	917,846,597	93,524,138	17,625,820

Net Increase (Decrease) in Net Assets Resulting from Operations	$910,754,551	$91,277,084	$17,193,726

[1]	Net of $0, $112,567, $12,943, $124,780, $8,557, $14,772, $2,366 and $150,577 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2021 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$3,025	$70	$223	$19	$57

804,622	107,389	248,039	38,190	1,677,319

807,647	107,459	248,262	38,209	1,677,376

3,727,196	499,377	1,124,329	67,962	531,624
126,610	44,143	60,309	12,909	94,456
1,788	1,235	1,290	3,186	1,543
38,931	5,459	15,110	1,423	10,582
32,488	13,010	20,427	9,077	14,465
23,660	12,890	11,958	7,235	22,219
10,207	784	1,969	3,135	1,341
62,209	25,307	8,408	2,643	6,324
11,336	7,352	8,751	5,890	7,459
11,403	6,681	7,856	6,083	5,889
12,964	3,569	3,908	3,412	4,183
19,382	2,708	7,206	631	5,641
13,471	1,460	2,958	280	1,687
19,883	19,883	19,883	19,885	19,882
27,799	9,036	13,064	9,590	5,938

4,139,327	652,894	1,307,426	153,341	733,233
—	(14,329)	(13,165)	(65,885)	(86,844)

4,139,327	638,565	1,294,261	87,456	646,389

(3,331,680)	(531,106)	(1,045,999)	(49,247)	1,030,987

19,561,503	4,274,713	8,723,098	1,237,222	4,197,297
(89,853)	(23,098)	5,544	66,893	(17,647)
(615,751)	—	(80,002)	(3,256)	(6,879)

18,855,899	4,251,615	8,648,640	1,300,859	4,172,771

87,952,345	11,899,934	36,694,814	107,257	34,710,265
—	—	—	—	—
(15,139)	(127)	(736)	(127)	(13,133)
(4,938,759)	(426,532)	(1,057,661)	(19,067)	(134,472)

82,998,447	11,473,275	35,636,417	88,063	34,562,660

101,854,346	15,724,890	44,285,057	1,388,922	38,735,431

$98,522,666	$15,193,784	$43,239,058	$1,339,675	$39,766,418

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund[1]	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$13	$962	$512
Dividends[2]
Unaffiliated issuers	637	5,093,277	1,779,686

Total investment income	650	5,094,239	1,780,198

Expenses:
Investment advisory fees	30,935	7,199,017	6,449,103
Shareholder servicing fees — Investor Class	9,619	242,105	62,026
Shareholder servicing fees — Institutional Class	3,894	3,911	125,591
Fund administration fees	—	98,651	62,418
Fund accounting fees	7,904	69,068	49,576
Reports to shareholders — Investor Class	5,545	41,270	17,147
Reports to shareholders — Institutional Class	5,683	14,786	31,096
Custody fees	3,640	88,213	71,145
Federal and state registration fees — Investor Class	7,817	20,156	7,453
Federal and state registration fees — Institutional Class	7,937	25,547	16,749
Legal fees	99,149	33,829	15,998
Trustees’ fees	131	55,181	32,612
Interest	143	17,932	7,292
Audit fees	16,536	19,882	19,883
Other expenses	2,443	34,261	28,432

Total expenses before reimbursement	201,376	7,963,809	6,996,521
Reimbursement of expenses by Advisor	(159,600)	—	—

Net Expenses	41,776	7,963,809	6,996,521

Net Investment Income (Loss)	(41,126)	(2,869,570)	(5,216,323)

Realized Gain (Loss):
Investments sold	52,632	50,526,347	61,261,192
Investments in affiliates	—	—	—
Foreign currency transactions	(10,219)	(43,464)	73,778
Foreign capital gains taxes	—	—	—

Net realized gain (loss)	42,413	50,482,883	61,334,970

Change in Unrealized Appreciation (Depreciation):
Investments	(518,730)	78,840,963	21,765,701
Investments in affiliates	—	—	—
Foreign currency translations	—	(13,914)	(13,090)
Deferred foreign capital gains taxes	—	(4,329,776)	(2,404,021)

Net change in unrealized appreciation (depreciation)	(518,730)	74,497,273	19,348,590

Net gain (loss) on investments	(476,317)	124,980,156	80,683,560

Net Increase (Decrease) in Net Assets Resulting from Operations	$(517,443)	$122,110,586	$75,467,237

[1]	Fund inception date was November 30, 2020.

[2]	Net of $0, $603,187, $244,804, $1,799, $0, $14,158, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2021 (Unaudited)

International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund

$8	$1,692	$375	$3,838	$1,691

10,880	710,496	771,108	1,751,059	9,743,655

10,888	712,188	771,483	1,754,897	9,745,346

25,533	9,154,118	2,376,809	15,356,010	6,661,249
12,225	309,010	126,632	552,460	306,634
3,671	990	938	7,741	3,269
582	83,895	26,696	228,300	97,672
10,284	52,972	24,937	131,038	60,712
6,468	24,584	24,153	48,503	34,689
3,785	705	647	68,749	11,669
2,181	4,825	6,755	2,189	2,255
7,275	27,640	12,305	36,472	26,758
7,735	6,482	4,035	42,354	29,577
3,541	16,436	8,021	57,786	25,186
233	39,689	12,787	123,749	50,456
77	7,950	3,108	30,123	10,938
19,887	18,591	18,591	19,883	19,883
3,086	21,625	14,273	47,571	24,306

106,563	9,769,512	2,660,687	16,752,928	7,365,253
(69,994)	—	(1,725)	(43,125)	(21,287)

36,569	9,769,512	2,658,962	16,709,803	7,343,966

(25,681)	(9,057,324)	(1,887,479)	(14,954,906)	2,401,380

47,157	151,802,510	77,023,757	285,426,307	89,544,569
—	79,277	—	—	(1,837,892)
8,015	1,813	4,166	—	(95,255)
—	—	—	—	(63,918)

55,172	151,883,600	77,027,923	285,426,307	87,547,504

177,405	216,492,659	36,033,085	562,433,387	416,839,179
—	36,270,693	—	15,378,228	(1,708,248)
(67)	7,379	301	—	—
—	—	—	—	—

177,338	252,770,731	36,033,386	577,811,615	415,130,931

232,510	404,654,331	113,061,309	863,237,922	502,678,435

$206,829	$395,597,007	$111,173,830	$848,283,016	$505,079,815

Wasatch Funds

Statements of Operations (continued)

	Ultra Growth Fund	U.S. Treasury Fund

Investment Income:
Interest	$3,350	$4,553,297
Dividends
Unaffiliated issuers	3,067,460	—

Total investment income	3,070,810	4,553,297

Expenses:
Investment advisory fees	13,267,567	1,210,678
Shareholder servicing fees — Investor Class	988,716	224,846
Shareholder servicing fees — Institutional Class	1,231	—
Fund administration fees	171,974	30,099
Fund accounting fees	101,263	17,392
Reports to shareholders — Investor Class	48,892	23,727
Reports to shareholders — Institutional Class	727	—
Custody fees	4,590	705
Federal and state registration fees — Investor Class	78,246	30,800
Federal and state registration fees — Institutional Class	22,337	—
Legal fees	25,965	12,210
Trustees’ fees	94,077	25,151
Interest	14,366	5,740
Audit fees	18,591	18,591
Other expenses	31,580	5,651

Net Expenses	14,870,122	1,605,590

Net Investment Income (Loss)	(11,799,312)	2,947,707

Realized Gain (Loss):
Investments sold	168,988,811	40,237,112
Investments in affiliates	—	—
Foreign currency transactions	(363,626)	—

Net realized gain (loss)	168,625,185	40,237,112

Change in Unrealized Appreciation (Depreciation):
Investments	455,844,736	(147,404,958)
Investments in affiliates	6,279,532	—
Foreign currency translations	7,097	—

Net change in unrealized appreciation (depreciation)	462,131,365	(147,404,958)

Net gain (loss) on investments	630,756,550	(107,167,846)

Net Increase (Decrease) in Net Assets Resulting from Operations	$618,957,238	$(104,220,139)

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

Operations:
Net investment loss	$(7,092,046)	$(11,378,959)	$(2,247,054)	$(2,186,291)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	308,809,344	267,011,636	6,637,090	(10,041,738)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	609,037,253	153,878,478	86,887,048	7,396,696

Net increase (decrease) in net assets resulting from operations	910,754,551	409,511,155	91,277,084	(4,831,333)

Distributions to shareholders from distributable earnings
Investor Class	(134,139,687)	(149,403,088)	—	(641,437)
Institutional Class	(96,241,665)	(93,662,303)	—	(372,918)

Capital share transactions:
Investor Class
Shares sold	144,477,232	300,231,603	40,897,397	49,187,928
Shares issued to holders in reinvestment of dividends	129,567,047	145,016,231	—	638,968
Shares redeemed	(254,641,463)	(366,379,267)	(27,538,651)	(93,141,751)
Redemption fees	38,175	86,545	13,198	46,810

Net increase (decrease)	19,440,991	78,955,112	13,371,944	(43,268,045)

Institutional Class
Shares sold	329,154,431	440,775,070	100,593,771	80,901,116
Shares issued to holders in reinvestment of dividends	88,636,169	89,581,586	—	372,838
Shares redeemed	(196,328,442)	(331,456,790)	(7,445,035)	(29,618,917)
Redemption fees	21,131	66,478	13,897	17,127

Net increase (decrease)	221,483,289	198,966,344	93,162,633	51,672,164

Total increase (decrease) in net assets	921,297,479	444,367,220	197,811,661	2,558,431

Net assets:
Beginning of period	2,730,148,314	2,285,781,094	282,396,469	279,838,038

End of period	$3,651,445,793	$2,730,148,314	$480,208,130	$282,396,469

Capital share transactions — shares:
Investor Class
Shares sold	1,554,011	4,313,782	8,223,921	12,159,532
Shares issued to holders in reinvestment of dividends	1,433,264	2,011,879	—	143,266
Shares redeemed	(2,774,426)	(5,387,481)	(5,410,357)	(24,079,210)

Net increase (decrease) in shares outstanding	212,849	938,180	2,813,564	(11,776,412)

Institutional Class
Shares sold	3,478,102	6,308,855	17,984,518	20,515,166
Shares issued to holders in reinvestment of dividends	967,961	1,229,841	—	83,038
Shares redeemed	(2,092,785)	(4,601,085)	(1,569,233)	(7,831,162)

Net increase (decrease) in shares outstanding	2,353,278	2,937,611	16,415,285	12,767,042

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

$(432,094)	$(223,021)	$(3,331,680)	$(3,451,627)	$(531,106)	$(590,577)
2,819,058	1,763,721	18,855,899	28,823,057	4,251,615	3,277,468
14,806,762	10,483,768	82,998,447	40,499,549	11,473,275	2,039,631

17,193,726	12,024,468	98,522,666	65,870,979	15,193,784	4,726,522

—	—	(16,201,918)	(11,627,154)	—	—
—	—	(14,450,142)	(10,395,643)	—	—

12,341,260	4,233,619	26,181,192	29,769,453	2,406,510	3,402,404
—	—	15,429,738	11,005,252	—	—
(2,250,567)	(1,976,142)	(21,036,622)	(56,935,590)	(7,949,251)	(10,813,720)
12,596	5,058	2,575	11,864	2,283	8,614

10,103,289	2,262,535	20,576,883	(16,149,021)	(5,540,458)	(7,402,702)

17,671,917	8,078,012	32,898,901	37,383,900	1,775,139	1,168,124
—	—	13,131,207	9,521,929	—	—
(3,734,932)	(7,846,119)	(17,435,420)	(65,995,973)	(743,340)	(8,278,645)
3,818	540	—	13,541	—	1,272

13,940,803	232,433	28,594,688	(19,076,603)	1,031,799	(7,109,249)

41,237,818	14,519,436	117,042,177	8,622,558	10,685,125	(9,785,429)

58,666,085	44,146,649	374,077,019	365,454,461	50,459,524	60,244,953

$99,903,903	$58,666,085	$491,119,196	$374,077,019	$61,144,649	$50,459,524

661,306	346,285	7,468,233	10,864,214	623,017	1,305,878
—	—	4,551,545	4,001,910	—	—
(124,311)	(168,675)	(5,993,699)	(21,953,707)	(2,033,040)	(4,053,476)

536,995	177,610	6,026,079	(7,087,583)	(1,410,023)	(2,747,598)

929,220	666,834	9,215,061	13,643,138	473,583	412,481
—	—	3,828,340	3,437,519	—	—
(193,902)	(676,956)	(4,995,059)	(24,611,629)	(199,860)	(2,901,120)

735,318	(10,122)	8,048,342	(7,530,972)	273,723	(2,488,639)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

Operations:
Net investment income (loss)	$(1,045,999)	$(1,247,221)	$(49,247)	$(47,649)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	8,648,640	4,308,237	1,300,859	(174,171)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	35,636,417	22,317,868	88,063	2,477,943

Net increase (decrease) in net assets resulting from operations	43,239,058	25,378,884	1,339,675	2,256,123

Distributions to shareholders from distributable earnings
Investor Class	(2,570,977)	(8,871,843)	(8,940)	—
Institutional Class	(995,402)	(1,711,832)	(16,853)	—

Capital share transactions:
Investor Class
Shares sold	24,899,905	17,857,634	2,761,272	4,723,784
Shares issued to holders in reinvestment of dividends	2,541,567	8,792,560	8,940	—
Shares redeemed	(11,542,086)	(41,451,598)	(1,218,841)	(1,063,555)
Redemption fees	9,629	12,387	2,890	2,117

Net increase (decrease)	15,909,015	(14,789,017)	1,554,261	3,662,346

Institutional Class
Shares sold	9,302,000	21,541,722	1,095,400	9,431,467
Shares issued to holders in reinvestment of dividends	968,419	1,626,534	16,853	—
Shares redeemed	(5,594,013)	(6,453,459)	(288,215)	(1,979,132)
Redemption fees	271	2,084	—	122

Net increase (decrease)	4,676,677	16,716,881	824,038	7,452,457

Total increase (decrease) in net assets	60,258,371	16,723,073	3,692,181	13,370,926

Net assets:
Beginning of period	139,493,153	122,770,080	13,370,926	—

End of period	$199,751,524	$139,493,153	$17,063,107	$13,370,926

Capital share transactions — shares:
Investor Class
Shares sold	5,145,551	5,250,318	194,577	438,061
Shares issued to holders in reinvestment of dividends	531,708	2,541,202	607	—
Shares redeemed	(2,406,548)	(12,067,930)	(86,205)	(96,304)

Net increase (decrease) in shares outstanding	3,270,711	(4,276,410)	108,979	341,757

Institutional Class
Shares sold	1,937,451	5,824,322	76,498	909,171
Shares issued to holders in reinvestment of dividends	201,335	468,742	1,139	—
Shares redeemed	(1,116,741)	(1,940,154)	(21,088)	(192,049)

Net increase (decrease) in shares outstanding	1,022,045	4,352,910	56,549	717,122

[1]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

Global Value Fund		Greater China Fund[1]	International Growth Fund
Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Period Ended March 31, 2021 (Unaudited)	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

$1,030,987	$2,562,585	$(41,126)	$(2,869,570)	$(4,678,384)
4,172,771	(6,595,616)	42,413	50,482,883	111,899,981
34,562,660	(13,347,617)	(518,730)	74,497,273	82,315,265

39,766,418	(17,380,648)	(517,443)	122,110,586	189,536,862

(952,442)	(4,249,075)	—	(54,626,174)	(14,384,249)
(60,332)	(273,749)	—	(62,832,623)	(16,077,813)

2,390,280	2,404,272	7,363,624	24,887,520	38,419,767
925,834	4,138,782	—	49,768,442	12,847,729
(12,359,391)	(36,447,748)	(1,880,351)	(43,724,333)	(178,985,286)
4,868	2,711	17,144	2,646	22,305

(9,038,409)	(29,901,983)	5,500,417	30,934,275	(127,695,485)

660,264	2,380,179	9,053,879	41,761,295	149,586,508
60,021	272,181	—	58,970,595	15,159,166
(2,466,318)	(2,757,736)	(650,352)	(41,557,971)	(269,336,480)
2,273	371	—	45	52,102

(1,743,760)	(105,005)	8,403,527	59,173,964	(104,538,704)

27,971,475	(51,910,460)	13,386,501	94,760,028	(73,159,389)

102,771,523	154,681,983	—	1,066,171,888	1,139,331,277

$130,742,998	$102,771,523	$13,386,501	$1,160,931,916	$1,066,171,888

291,941	346,672	664,317	707,085	1,297,642
106,631	577,686	—	1,467,663	417,405
(1,551,537)	(5,196,115)	(166,117)	(1,245,867)	(6,396,738)

(1,152,965)	(4,271,757)	498,200	928,881	(4,681,691)

93,695	335,696	818,055	1,178,201	5,139,067
6,945	38,237	—	1,728,836	490,429
(325,315)	(422,343)	(56,015)	(1,176,663)	(10,024,153)

(224,675)	(48,410)	762,040	1,730,374	(4,394,657)

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

Operations:
Net investment loss	$(5,216,323)	$(6,027,605)	$(25,681)	$(12,597)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	61,334,970	11,889,395	55,172	(81,431)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	19,348,590	165,519,171	177,338	776,921

Net increase in net assets resulting from operations	75,467,237	171,380,961	206,829	682,893

Distributions to shareholders from distributable earnings
Investor Class	(2,818,253)	(3,279,205)	—	—
Institutional Class	(11,776,758)	(9,208,298)	—	—

Capital share transactions:
Investor Class
Shares sold	8,391,782	11,153,760	2,276,830	3,068,305
Shares issued to holders in reinvestment of dividends	2,669,546	3,145,044	—	—
Shares redeemed	(11,289,814)	(50,837,678)	(1,036,678)	(640,960)
Redemption fees	342	2,714	3,520	2,330

Net increase (decrease)	(228,144)	(36,536,160)	1,243,672	2,429,675

Institutional Class
Shares sold	89,869,847	161,755,041	517,799	2,471,590
Shares issued to holders in reinvestment of dividends	7,718,205	6,000,461	—	—
Shares redeemed	(83,377,164)	(125,211,452)	(36,463)	(659,210)
Redemption fees	1,917	2,900	—	5,178

Net increase	14,212,805	42,546,950	481,336	1,817,558

Total increase (decrease) in net assets	74,856,887	164,904,248	1,931,837	4,930,126

Net assets:
Beginning of period	673,984,708	509,080,460	4,930,126	—

End of period	$748,841,595	$673,984,708	$6,861,963	$4,930,126

Capital share transactions — shares:
Investor Class
Shares sold	1,677,785	2,967,711	165,915	283,704
Shares issued to holders in reinvestment of dividends	532,844	854,632	—	—
Shares redeemed	(2,258,781)	(13,451,519)	(75,594)	(56,869)

Net increase (decrease) in shares outstanding	(48,152)	(9,629,176)	90,321	226,835

Institutional Class
Shares sold	17,388,025	42,670,160	37,607	224,263
Shares issued to holders in reinvestment of dividends	1,519,331	1,613,027	—	—
Shares redeemed	(16,377,995)	(33,548,262)	(2,597)	(61,199)

Net increase in shares outstanding	2,529,361	10,734,925	35,010	163,064

[1]	Institutional Class inception date was January 31, 2020.

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

Micro Cap Fund		Micro Cap Value Fund		Small Cap Growth Fund
Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020[1]	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020[1]	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

$(9,057,324)	$(8,855,532)	$(1,887,479)	$(2,399,304)	$(14,954,906)	$(16,886,195)
151,883,600	71,749,549	77,027,923	24,284,796	285,426,307	191,859,314
252,770,731	159,260,290	36,033,386	25,781,273	577,811,615	433,216,609

395,597,007	222,154,307	111,173,830	47,666,765	848,283,016	608,189,728

(57,786,059)	(56,926,728)	(32,167,241)	(22,300,292)	(96,235,323)	(142,862,943)

(5,602,699)	—	(3,839,014)	—	(86,937,817)	(122,088,144)

307,647,580	232,967,630	28,962,483	23,219,509	144,820,663	194,535,268
54,969,115	53,969,369	31,505,664	21,926,724	93,553,193	138,509,163
(128,012,418)	(166,371,042)	(26,816,724)	(93,886,619)	(172,824,400)	(236,107,117)
162,984	208,712	10,436	19,268	74,777	57,812

234,767,261	120,774,669	33,661,859	(48,721,118)	65,624,233	96,995,126

147,995,798	50,341,604	16,315,763	23,678,349	399,114,378	475,702,556
5,596,541	—	3,812,083	—	80,532,098	115,509,794
(15,360,286)	(3,988,022)	(4,115,738)	(1,567,206)	(300,551,878)	(241,973,147)
1,978	11,662	—	795	33,976	70,515

138,234,031	46,365,244	16,012,108	22,111,938	179,128,574	349,309,718

705,209,541	332,367,492	124,841,542	(1,242,707)	909,862,683	789,543,485

805,872,879	473,505,387	248,280,160	249,522,867	2,481,201,930	1,691,658,445

$1,511,082,420	$805,872,879	$373,121,702	$248,280,160	$3,391,064,613	$2,481,201,930

25,375,385	29,949,457	6,525,321	7,646,773	2,553,342	4,956,735
4,674,244	7,332,795	7,798,432	6,830,755	1,684,429	3,578,123
(10,372,722)	(22,790,341)	(6,215,687)	(31,059,309)	(2,986,204)	(6,107,294)

19,676,907	14,491,911	8,108,066	(16,581,781)	1,251,567	2,427,564

11,509,794	6,663,273	3,659,213	7,418,609	6,613,686	11,769,214
476,707	—	941,255	—	1,431,936	2,951,950
(1,185,282)	(474,406)	(932,312)	(503,351)	(5,241,482)	(6,139,142)

10,801,219	6,188,867	3,668,156	6,915,258	2,804,140	8,582,022

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Ultra Growth Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020[1]

Operations:
Net investment income (loss)	$2,401,380	$2,473,854	$(11,799,312)	$(10,700,616)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	87,547,504	(59,248,586)	168,625,185	81,865,177
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	415,130,931	(15,961,611)	462,131,365	482,656,514

Net increase (decrease) in net assets resulting from operations	505,079,815	(72,736,343)	618,957,238	553,821,075

Distributions to shareholders from distributable earnings
Investor Class	—	(5,460,620)	(61,840,753)	(14,642,656)
Institutional Class	—	(5,195,933)	(16,342,126)	—

Capital share transactions:
Investor Class
Shares sold	140,103,288	260,086,350	397,667,082	1,071,172,841
Shares issued to holders in reinvestment of dividends	—	5,350,153	59,462,213	13,973,397
Shares redeemed	(96,301,744)	(136,954,752)	(359,413,998)	(464,495,265)
Redemption fees	19,575	52,908	152,288	608,786

Net increase (decrease)	43,821,119	128,534,659	97,867,585	621,259,759

Institutional Class
Shares sold	158,927,672	230,400,086	265,707,592	309,234,258
Shares issued to holders in reinvestment of dividends	—	5,117,346	16,004,270	—
Shares redeemed	(82,032,322)	(105,372,734)	(82,051,811)	(11,167,045)
Redemption fees	3,311	52,293	76,849	8,626

Net increase (decrease)	76,898,661	130,196,991	199,736,900	298,075,839

Total increase (decrease) in net assets	625,799,595	175,338,754	838,378,844	1,458,514,017

Net assets:
Beginning of period	998,288,518	822,949,764	2,081,667,809	623,153,792

End of period	$1,624,088,113	$998,288,518	$2,920,046,653	$2,081,667,809

Capital share transactions — shares:
Investor Class
Shares sold	14,849,760	36,261,490	8,464,274	33,985,094
Shares issued to holders in reinvestment of dividends	—	662,968	1,276,013	508,678
Shares redeemed	(10,189,333)	(21,407,115)	(7,795,096)	(15,312,466)

Net increase (decrease) in shares outstanding	4,660,427	15,517,343	1,945,191	19,181,306

Institutional Class
Shares sold	16,336,089	34,517,402	5,754,041	9,111,555
Shares issued to holders in reinvestment of dividends	—	630,215	343,145	—
Shares redeemed	(8,892,972)	(16,166,230)	(1,690,077)	(308,407)

Net increase (decrease) in shares outstanding	7,443,117	18,981,387	4,407,109	8,803,148

[1]	Institutional Class inception date was January 31, 2020.

See Notes to Financial Statements.

MARCH 31, 2021 (Unaudited)

U.S. Treasury Fund
Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020

$2,947,707	$6,143,733
40,237,112	5,952,590
(147,404,958)	51,081,119

(104,220,139)	63,177,442

(35,244,661)	(6,196,484)
—	—

119,909,941	321,867,445
33,434,001	5,880,234
(156,473,015)	(219,546,431)
93,735	760,303

(3,035,338)	108,961,551

—	—
—	—
—	—
—	—

—	—

(142,500,138)	165,942,509

545,586,455	379,643,946

$403,086,317	$545,586,455

6,184,320	14,604,656
1,680,537	276,978
(8,089,317)	(10,255,060)

(224,460)	4,626,574

—	—
—	—
—	—

—	—

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$77.61	(0.21)	25.81	25.60	—	[4]	—		(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—		(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/16[11]	$57.83	(0.30)	6.09	5.79	—	[4]	—		(6.72)	(6.72)
Core Growth Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$78.53	(0.15)	26.11	25.96	—	[4]	—		(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—		(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)		(0.09)	(0.12)
Year ended 9/30/16[11]	$57.99	(0.14)	6.03	5.89	—	[4]	—		(6.72)	(6.72)
Emerging India Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$4.22	(0.03)	1.37	1.34	—	[4]	—		—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [12]	0.70	0.72	—	[4]	—		(0.03)	(0.03)
Year ended 9/30/16[11]	$3.07	(0.03)	0.39	0.36	—	[4]	—		(0.04)	(0.04)
Emerging India Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$4.26	(0.02)	1.38	1.36	—	[4]	—		—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [12]	0.71	0.73	—	[4]	—		(0.03)	(0.03)
Period ended 9/30/169 11	$2.82	(0.01)	0.59	0.58	—		—		—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$14.40	(0.02)	4.23	4.21	0.01		—		—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—		—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—		—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—		—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—		—	—
Year ended 9/30/16[11]	$8.35	(0.05)	0.93	0.88	—	[4]	—		—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$14.71	(0.08)	4.40	4.32	—	[4]	—		—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—		—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—		—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—		—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—		—	—
Year ended 9/30/16[11]	$8.41	0.04	0.87	0.91	—		—		—	—
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$3.02	(0.02)	0.80	0.78	—	[4]	—		(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—		(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—		—	—
Year ended 9/30/16[11]	$2.39	(0.04)	0.32	0.28	—	[4]	—	[4]	—	— [4]

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$96.61	33.56	1.17	[5]	1.17	[5]	(0.47)	(0.47)	$2,007,154	18%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%

$97.89	33.63	1.05	[5]	1.06	[5]	(0.36)	(0.37)	$1,644,292	18%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%

$5.56	31.75	1.54	[5]	1.54	[5]	(1.31)	(1.31)	$195,422	11%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%

$5.62	31.92	1.38	[5]	1.38	[5]	(1.16)	(1.16)	$284,786	11%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$18.62	29.31	1.47	[5]	1.47	[5]	(1.25)	(1.25)	$29,374	11%
$14.40	27.12	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%

$19.03	29.37	1.20	[5]	1.22	[5]	(0.98)	(1.00)	$70,530	11%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%

$3.55	26.08	1.89	[5]	1.89	[5]	(1.53)	(1.53)	$254,038	9%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$3.04	(0.03)	0.83	0.80	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/169 11	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$3.02	(0.05)	0.95	0.90	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[11]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$3.05	(0.03)	0.94	0.91	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/169 11	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$3.92	(0.02)	1.21	1.19	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[11]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$3.94	(0.03)	1.23	1.20	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/169 11	$3.09	— [4]	0.43	0.43	—		—	—	—
Global Select Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$12.60	(0.05)	1.35	1.30	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[14]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$12.64	(0.03)	1.37	1.34	—	[4]	—	(0.02)	(0.02)
Year ended 9/30/20[14]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$6.56	0.08	2.58	2.66	—	[4]	(0.07)	—	(0.07)
Year ended 9/30/20	$7.74	0.16	(1.09)[16]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [13]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[11]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Global Value Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$6.56	0.09	2.57	2.66	—	[4]	(0.08)	—	(0.08)
Year ended 9/30/20	$7.73	0.16	(1.07)[16]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [13]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[11]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.59	26.56	1.77	[5]	1.77	[5]	(1.42)	(1.42)	$237,081	9%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	8%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$3.92	29.80	2.15	[5]	2.18	[5]	(1.80)	(1.83)	$46,324	15%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%

$3.96	29.84	1.95	[5]	2.08	[5]	(1.59)	(1.72)	$14,820	15%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$5.01	30.37	1.47	[5]	1.47	[5]	(1.20)	(1.20)	$145,008	10%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%

$5.04	30.46	1.35	[5]	1.41	[5]	(1.08)	(1.13)	$54,744	10%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$13.89	10.42	1.35	[5]	2.33	[5]	(0.88)	(1.86)	$6,262	32%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$13.96	10.62	0.95	[5]	1.70	[5]	(0.47)	(1.22)	$10,801	32%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$9.15	42.27	1.10	[5]	1.23	[5]	1.74	1.61	$123,805	25%
$6.56	(12.18)[16]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [13]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%

$9.14	42.29	0.95	[5]	1.38	[5]	1.82	1.40	$6,938	25%
$6.56	(11.93)[16]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [13]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Greater China Fund — Investor Class
Period ended 3/31/21 (unaudited)[17]	$10.00	(0.04)	0.65	0.61	0.03		—	—	—
Greater China Fund — Institutional Class
Period ended 3/31/21 (unaudited)[17]	$10.00	(0.03)	0.64	0.61	—	[4]	—	—	—
International Growth Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$34.07	(0.08)	3.96	3.88	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[11]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
International Growth Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$34.24	(0.07)	3.99	3.92	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/169 11	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$4.64	(0.04)	0.57	0.53	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[11]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$4.71	(0.04)	0.57	0.53	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/169 11	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
International Select Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$12.61	(0.04)	0.70	0.66	0.01		—	—	—
Year ended 9/30/20[14]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$12.69	(0.03)	0.72	0.69	—		—	—	—
Year ended 9/30/20[14]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Micro Cap Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$9.56	(0.08)	4.36	4.28	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[11]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Micro Cap Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$9.55	(0.09)	4.37	4.28	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[15]	$7.74	(0.05)	1.86	1.81	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$10.64	6.40	1.50	[5]	7.27	[5]	(1.48)	(7.25)	$5,301	21%

$10.61	6.10	1.25	[5]	6.03	[5]	(1.24)	(6.02)	$8,086	21%

$34.16	11.48	1.44	[5]	1.44	[5]	(0.55)	(0.55)	$530,209	12%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%

$34.37	11.54	1.34	[5]	1.34	[5]	(0.45)	(0.45)	$630,722	12%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$5.07	11.50	1.95	[5]	1.95	[5]	(1.47)	(1.47)	$140,652	20%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%

$5.14	11.33	1.89	[5]	1.89	[5]	(1.40)	(1.40)	$608,190	20%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$13.28	5.31	1.30	[5]	3.24	[5]	(0.96)	(2.90)	$4,212	24%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$13.38	5.44	0.90	[5]	3.49	[5]	(0.56)	(3.15)	$2,650	24%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$13.17	45.66	1.61	[5]	1.61	[5]	(1.49)	(1.49)	$1,287,546	26%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%

$13.16	45.72	1.55	[5]	1.55	[5]	(1.44)	(1.44)	$223,537	26%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Value Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$3.65	(0.02)	1.57	1.55	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[11]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Micro Cap Value Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$3.66	(0.02)	1.58	1.56	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[15]	$3.26	(0.01)	0.41	0.40	—		—	—	—
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$46.64	(0.26)	16.33	16.07	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Year ended 9/30/16[11]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	(7.63)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$47.18	(0.24)	16.53	16.29	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)
Period ended 9/30/169 11	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$6.99	0.01	3.48	3.49	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[11]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$7.05	0.02	3.50	3.52	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[11]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Ultra Growth Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$39.56	(0.21)	11.57	11.36	—	[4]	—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[11]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Ultra Growth Fund — Institutional Class
Six Months ended 3/31/21 (unaudited)	$39.58	(0.17)	11.55	11.38	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[15]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Treasury Fund — Investor Class
Six Months ended 3/31/21 (unaudited)	$22.42	0.12	(4.36)	(4.24)	—	[4]	(0.12)	(1.34)	(1.46)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[11]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$4.67	44.78	1.69	[5]	1.69	[5]	(1.20)	(1.20)	$323,461	58%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%

$4.69	44.96	1.60	[5]	1.61	[5]	(1.12)	(1.13)	$49,661	58%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

$59.16	34.96	1.12	[5]	1.12	[5]	(1.01)	(1.01)	$1,656,916	20%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%

$59.92	35.03	1.05	[5]	1.06	[5]	(0.94)	(0.94)	$1,734,149	20%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$10.48	49.93	1.15	[5]	1.15	[5]	0.32	0.32	$837,167	28%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%

$10.57	49.93	1.05	[5]	1.06	[5]	0.41	0.40	$786,921	28%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%

$49.51	28.95	1.14	[5]	1.14	[5]	(0.91)	(0.91)	$2,265,408	18%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%

$49.56	29.01	1.04	[5]	1.04	[5]	(0.81)	(0.81)	$654,638	18%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$16.72	(19.94)	0.66	[5]	0.66	[5]	1.22	1.22	$403,086	43%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 10	0.73	[5]	1.97 [10]	1.93	$489,011	59%

Wasatch Funds	MARCH 31, 2021

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	Institutional class inception date was February 1, 2016.

[10]	Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[11]

Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the Ratio of Expenses to Average Net Assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund — Investor Class	1.92	1.92
Micro Cap Value Fund — Investor Class	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund — Investor Class	1.34	1.34
U.S. Treasury Fund	0.69	0.73

[12]	Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[13]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[14]	Fund inception date was October 1, 2019.

[15]	Institutional Class inception date was January 31, 2020.

[16]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[17]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Select Fund, Greater China Fund and International Select Fund are each a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 17 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016, Global Select Fund and International Select Fund, which commenced operations on October 1, 2019, Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020, and Greater China Fund, which commenced operations on November 30, 2020. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc., d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2021. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial purposes the estimate on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates we utilize a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing the tax returns, the REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes

Wasatch Funds

Notes to Financial Statements (continued)

in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the six-month period ended March 31, 2021.

MARCH 31, 2021 (Unaudited)

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2021 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$591,076,082	$139,577,133	$29,546,915	$53,431,935	$8,891,040
Sales	623,250,656	39,712,463	8,677,042	39,274,738	15,521,895

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchases	$32,814,988	$7,747,990	$28,038,146	$14,994,829	$138,705,546
Sales	17,776,863	4,944,896	39,567,764	1,273,661	142,056,397

	International Opportunities Fund	International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Purchases	$144,469,176	$3,192,237	$600,575,555	$176,345,939	$589,613,936
Sales	141,490,206	1,411,712	297,597,476	171,978,052	620,832,601

	Small Cap Value Fund	Ultra Growth Fund
Purchases	$483,179,145	$748,520,604
Sales	356,575,687	449,066,035

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $203,937,791 and $236,937,271, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2017. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2021, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,240,372,214	$326,661,350	$64,509,547	$257,982,392	$41,674,239

Gross appreciation	$1,422,071,226	$173,793,725	$37,158,091	$262,160,591	$22,110,245
Gross (depreciation)	(14,930,548)	(541,591)	(496,444)	(19,784,961)	(2,877,359)

Net appreciation	$1,407,140,678	$173,252,134	$36,661,647	$242,375,630	$19,232,886

Wasatch Funds

Notes to Financial Statements (continued)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$109,225,370	$14,957,696	$99,368,854	$13,787,645	$720,377,309

Gross appreciation	$94,838,409	$2,929,816	$31,145,216	$547,089	$464,670,253
Gross (depreciation)	(1,571,695)	(505,072)	(1,191,831)	(1,078,284)	(14,246,174)

	$93,266,714	$2,424,744	$29,953,385	$(531,195)	$450,424,079

	International Opportunities Fund	International Select Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$427,289,108	$6,061,458	$995,738,280	$264,953,870	$1,889,845,693

Gross appreciation	$335,480,598	$1,019,350	$521,979,414	$118,694,790	$1,510,274,004
Gross (depreciation)	(10,003,716)	(126,716)	(15,993,460)	(9,903,402)	(28,041,898)

Net appreciation	$325,476,882	$892,634	$505,985,954	$108,791,388	$1,482,232,106

	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$1,139,975,747	$1,917,537,536	$456,498,211

Gross appreciation	$492,523,187	$1,040,082,666	$8,381,771
Gross (depreciation)	(4,545,110)	(46,922,913)	(62,084,080)

Net appreciation	$487,978,077	$993,159,753	$(53,702,309)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital in excess of par and distributable earnings (accumulated loss). The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating losses to short-term gains, investments in REITs and partnerships, distribution reclassifications, foreign capital gains taxes,

Section 988 currency gains and losses, PFICs, paydown gains and losses and non-REIT return of capital dividends. These reclassifications have no impact on the net asset values of the Funds.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MARCH 31, 2021 (Unaudited)

Capital loss carryforwards as of September 30, 2020 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$2,806,868	$—
Frontier Emerging Small Countries Fund	92,477,662	9,744,720
Global Value Fund*	24,084,505	138,271,096
International Select Fund	23,560	—
U.S. Treasury Fund	11,921,042	1,663,282

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2020, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$1,258,163
Emerging Markets Select Fund	1,789,059
Frontier Emerging Small Countries Fund	3,739,699
Global Value Fund	1,027,950
U.S. Treasury Fund	6,131,664

The Funds have elected to defer losses incurred from November 1, 2019 through September 30, 2020 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$(9,866,802)
Emerging India Fund	(5,551,969)	(2,372,226)
Emerging Markets Select Fund	—	(166,685)
Emerging Markets Small Cap Fund	—	(2,188,671)
Frontier Emerging Small Countries Fund	(836,639)	(716,208)
Global Opportunities Fund	—	(953,028)
Global Value Fund	(7,583,264)	(13,937)
International Opportunities Fund	—	(4,213,643)
International Growth Fund	—	(3,209,649)
International Select Fund	—	(21,681)
Micro Cap Fund	—	(2,184,700)
Micro Cap Value Fund	—	(1,797,886)
Small Cap Growth Fund	—	(13,505,929)
Small Cap Value Fund	(59,162,409)	(26,965)

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap, Global Opportunities, Global Value, International Growth and International Opportunities funds filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU Reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU Reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2022. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2022). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All

Wasatch Funds

Notes to Financial Statements (continued)

amounts not recovered at the end of the period expire on January 31, 2022. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2021 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2022	$48,888
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2022	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2022	5,777
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2022	—
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2022	14,329
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2022	13,165
Global Select Fund	0.85%	1.35%	0.95%	1/31/2022	65,885
Global Value Fund	0.90%	1.10%	0.95%	1/31/2022	86,844
Greater China Fund	1.00%	1.50%	1.25%	1/31/2022	159,600
International Growth Fund	1.25%	1.75%	1.35%	1/31/2022	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2022	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2022	69,994
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2022	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2022	1,725
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2022	43,125
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2022	21,287
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2022	—
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2022	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2021, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2021, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees will receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board will receive an additional 25% of the 2021 Base Compensation and the Chair of a Committee will receive an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance in person or telephonically at each regular Board meeting (four meetings per year). The Chair of the Audit Committee and the Chair of the Nominating Committee each receive an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year).

In the calendar year 2020, each Independent Trustee was paid a retainer of $125,000 per year for services rendered and a fee of $25,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2020 Base Compensation”). Trustees received an additional $12,000 for in-person

MARCH 31, 2021 (Unaudited)

attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2020 Base Compensation and the Chair of a Committee received an additional 15% of the 2020 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $31,250 a year as Chair and $7,812.50 for attendance in person or telephonically at each regular Board meeting (four meetings per year). The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $18,750 per year as Chair and $4,687.50 for attendance in person or telephonically at each regular Board meeting (four meetings per year).

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses.

Payments by Advisor — On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value funds. The Advisor will not be reimbursed for these amounts.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (HIMCo) with respect to the U.S. Treasury Fund. HIMCo, the Sub-Advisor for the Fund, reimbursed the U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCo (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the

Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2021 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

Wasatch Funds

Notes to Financial Statements (continued)

10% Shareholders — As of March 31, 2021, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	41.99%
Emerging India Fund	3	65.58%
Emerging Markets Select Fund	2	58.47%
Emerging Markets Small Cap Fund	2	56.55%
Frontier Emerging Small Countries Fund	3	57.23%
Global Opportunities Fund	3	63.25%
Global Select Fund	4	72.97%
Global Value Fund	2	71.93%
Greater China Fund	2	62.08%
International Growth Fund	2	52.39%
International Opportunities Fund	2	43.37%
International Select Fund	4	75.92%
Micro Cap Fund	2	49.26%
Micro Cap Value Fund	3	60.52%
Small Cap Growth Fund	3	57.86%
Small Cap Value Fund	4	67.86%
Ultra Growth Fund	2	58.43%
U.S. Treasury Fund	3	52.21%

Affiliated Interests — As of March 31, 2021, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	20	1.32%
Emerging India Fund	33	6.65%
Emerging Markets Select Fund	25	17.59%
Emerging Markets Small Cap Fund	15	2.12%
Frontier Emerging Small Countries Fund	16	1.56%
Global Opportunities Fund	16	5.89%
Global Select Fund	20	60.23%
Global Value Fund	9	2.48%
Greater China Fund	17	55.04%
International Growth Fund	17	0.52%
International Opportunities Fund	20	0.97%
International Select Fund	14	42.31%
Micro Cap Fund	21	0.84%
Micro Cap Value Fund	16	2.20%
Small Cap Growth Fund	21	0.76%
Small Cap Value Fund	18	1.13%
Ultra Growth Fund	17	0.35%
U.S. Treasury Fund	13	2.92%

*	Multiple accounts with the same beneficial owner are treated as one account.

MARCH 31, 2021 (Unaudited)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2021 with an “affiliated company” as so defined:

	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Value, End of Period	Dividends Credited to Income for the Period Ended 3/31/2021	Gain (Loss) Realized on Sale of Shares for the Period Ended 3/31/2021	Change in Unrealized Appreciation for the Period Ended 3/31/2021
Core Growth Fund
Common Stock
Juniper Industrial Holdings, Inc., Class A	$—	$22,239,436	$—	$21,446,928	$—	$—	$(792,508)

Micro Cap Fund
Common Stock
IM Cannabis Corp.	$10,206,730	$3,101,570	$125,311	$23,008,786	$—	$79,277	$9,746,520
Transcat, Inc.	15,971,020	7,691,160	—	38,108,264	—	—	14,446,084
Versus Systems, Inc.	—	5,236,430	—	5,073,408	—	—	(163,022)
Motorsport Games, Inc.	—	24,351,074	—	24,145,811	—	—	(205,263)
UFP Technologies, Inc.	10,581,360	9,392,941	—	22,753,093	—	—	2,778,792
MasterCraft Boat Holdings, Inc.	11,592,652	8,715,268	—	26,297,350	—	—	5,989,430
Vintage Wine Estates, Inc., Series A	—	28,000,000	—	28,000,018	—	—	18
Warrants
IM Cannabis Corp — Warrants $1.30 10/10/2021	356,271	—	—	1,358,967	—	—	1,002,696
Versus Systems, Inc., 1/15/2022	—	6,400	—	620,800	—	—	614,400
Versus Systems, Inc., 1/15/2026	—	4,480	—	1,550,080	—	—	1,545,600
Versus Systems, Inc., 1/15/2026	—	1,920	—	624,000	—	—	622,080

	$48,708,033	$86,501,243	$125,311	$171,540,577	$—	$79,277	$36,377,335

Small Cap Growth Fund
Common Stock
Chuy’s Holdings Inc.*	$22,322,336	$3,358,923	17,765,182	$34,839,553	$—	$2,644,016	$24,279,460
StepStone Group, Inc., Class A	—	73,723,929	—	81,917,714	84,288	—	8,193,785

	$22,322,336	$77,082,852	$17,765,182	$116,757,267	$84,288	$2,644,016	$32,473,245

Small Cap Value Fund
Common Stock
National CineMedia, Inc.	$8,947,369	$6,741,879	$1,789,406	$19,673,693	$215,519	$(1,837,892)	$7,611,743

Ultra Growth Fund
Common Stock
Exagen, Inc.	$10,092,300	$1,550,440	$—	$18,462,972	$—	$—	$6,820,232
CryoLife, Inc.	31,456,959	13,743,136	—	52,044,755	—	—	6,844,660
ConforMIS, Inc.	—	14,673,667	—	13,835,172	—	—	(838,495)

	$41,549,259	29,967,243		$84,342,899	—	$—	$12,826,397

	Share Activity				Dividends Credited to Income for the Period Ended 3/31/2021	Gain (Loss) Realized on Sale of Shares for the Period Ended 3/31/2021	Change in Unrealized Appreciation (Depreciation) for the Period Ended 3/31/2021
	Balance 9/30/2020	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2021
Core Growth Fund
Common Stock
Juniper Industrial Holdings, Inc., Class A	—	1,729,591	—	1,729,591	$—	$—	$(792,508)

Wasatch Funds

Notes to Financial Statements (continued)

	Share Activity				Dividends Credited to Income for the Period Ended 3/31/2021	Gain (Loss) Realized on Sale of Shares for the Period Ended 3/31/2021	Change in Unrealized Appreciation (Depreciation) for the Period Ended 3/31/2021
	Balance 9/30/2020	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2021
Micro Cap Fund
Common Stock
IM Cannabis Corp.	11,325,643	1,164,100	9,226,183	3,263,560	$—	$79,277	$9,746,520
Transcat, Inc.	545,086	231,366	—	776,452	—	—	14,446,084
Versus Systems, Inc.	—	691,200	—	691,200	—	—	(163,022)
Motorsport Games, Inc.	—	1,038,083	—	1,038,083	—	—	(205,263)
UFP Technologies, Inc.	255,465	201,241	—	456,706	—	—	2,778,792
MasterCraft Boat Holdings, Inc.	662,816	326,178	—	988,994	—	—	5,989,430
Vintage Wine Estates, Inc., Series A	—	956,618	—	956,618	—	—	18
Warrants
IM Cannabis Corp—Warrants $1.30 10/10/2021	1,897,571	—	—	1,897,571	—	—	1,002,696
Versus Systems, Inc., 1/15/2022	—	640,000	—	640,000	—	—	614,400
Versus Systems, Inc., 1/15/2026	—	448,000	—	448,000	—	—	1,545,600
Versus Systems, Inc., 1/15/2026	—	192,000	—	192,000	—	—	622,080

	14,686,581	5,888,786	9,226,183	11,349,184	$—	$79,277	$36,377,335

Small Cap Growth Fund
Common Stock
Chuy’s Holdings Inc.*	1,140,058	80,444	434,411	786,091	$—	$2,644,016	$24,279,460
StepStone Group, Inc., Class A	—	2,322,589	—	2,322,589	84,288	—	8,193,785

	1,140,058	2,403,033	434,411	3,108,680	$84,288	$2,644,016	$32,473,245

Small Cap Value Fund
Common Stock
National CineMedia, Inc.	3,295,532	1,475,083	512,240	4,258,375	$215,519	$(1,837,892)	$7,611,743

Ultra Growth Fund
Common Stock
Exagen, Inc.	931,024	124,003	—	1,055,027	$—	$—	$6,820,232
CryoLife, Inc.	1,703,138	601,767	—	2,304,905	—	—	6,844,660
ConforMIS, Inc.	—	13,974,921	—	13,974,921	—	—	(838,495)

	2,634,162	14,700,691	—	17,334,853	$—	$—	$12,826,397

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended March 31, 2021 is included in the Statement of Operations even though the securities were not affiliated companies as of period end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2021, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Fund
USA Technologies, Inc.	Common Stock	2/25/2021	$6,000,000	$6,593,750	0.44%
Vintage Wine Estates, Inc., Series A	Common Stock	2/3/2021	28,000,000	28,000,017	1.85%
C21 Investments, Inc., expiring 12/31/2023	Warrants	12/31/2020	—	810,682	0.05%
C21 Investments, Inc., expiring 1/30/2024	Warrants	2/5/2021	—	1,804,421	0.12%
Versus Systems, Inc., expiring 1/15/2026	Warrants	1/15/2021	1,920	624,000	0.04%
Versus Systems, Inc., expiring 1/15/2022	Warrants	1/15/2021	6,400	620,800	0.04%

			$28,606,400	$38,453,670	2.54%

MARCH 31, 2021 (Unaudited)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Value Fund
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/2016	$30,001	$17,685	0.00%
KushCo Holdings, Inc., expiring 2/24/2026	Warrants	2/22/2021	396,902	249,600	0.07%
Talon Metals Corp., expiring 3/18/2022	Warrants	3/16/2021	26,065	31,830	0.01%

			$452,968	$299,115	0.08%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$12,650,824	0.37%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/2005	2,000,000	1,132,203	0.03%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/2010	184,939	182,517	0.01%

			$10,184,941	$13,965,544	0.41%

Ultra Growth Fund
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	$500,001	$283,052	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	45,629	0.00%

			$546,236	$328,681	0.01%

10. LINE OF CREDIT

Effective May 15, 2020, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the six months ended March 31, 2021, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2021
Core Growth Fund	$964,293	1	37	1.40%	—
Emerging India Fund	953,186	35	1,291	1.39%	—
Emerging Markets Select Fund	309,058	17	202	1.38%	—
Emerging Markets Small Cap Fund	2,150,842	24	2,002	1.40%	—
Frontier Emerging Small Countries Fund	477,230	20	362	1.37%	—
Global Opportunities Fund	494,640	22	420	1.39%	—
Global Select Fund	197,543	4	30	1.36%	—
Greater China Fund	217,514	10	83	1.37%	—
International Select Fund	188,829	1	7	1.35%	—
Micro Cap Fund	675,703	1	26	1.36%	675,703
Small Cap Growth Fund	23,225,255	4	3,634	1.41%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in

Wasatch Funds

Notes to Financial Statements (continued)

the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility.

Global Pandemic Risk — The value of a fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in health-care service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Credit Risk — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the other party to a transaction may fail to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default on its obligations. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the

MARCH 31, 2021 (Unaudited)

potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the

Wasatch Funds

Notes to Financial Statements (continued)

following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

MARCH 31, 2021 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2021
Core Growth Fund
Assets
Common Stocks		$3,589,823,813	$—	$—	$3,589,823,813
Short-Term Investments		—	57,689,079	—	57,689,079

		$3,589,823,813	$57,689,079	$—	$3,647,512,892

Emerging India Fund
Assets
Common Stocks		$492,392,387	$—	$—	$492,392,387
Short-Term Investments		—	7,521,097	—	7,521,097

		$492,392,387	$7,521,097	$—	$499,913,484

Emerging Markets Select Fund
Assets
Common Stocks		$98,903,254	$—	$—	$98,903,254
Short-Term Investments		—	2,267,940	—	2,267,940

		$98,903,254	$2,267,940	$—	$101,171,194

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Consumer Finance	$27,680,656	$11,365,769	$—	$39,046,425
	Insurance Brokers	—	9,483,597	—	9,483,597
	Pharmaceuticals	—	—	16,744	16,744
	Other	444,621,030	—	—	444,621,030
Preferred Stocks		4,244,670	—	—	4,244,670
Warrants		59,965	—	—	59,965
Short-Term Investments		—	2,885,591	—	2,885,591

		$476,606,321	$23,734,957	$16,744	$500,358,022

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Consumer Finance	$6,379,853	$1,573,650	$—	$7,953,503
	Insurance Brokers	—	1,832,945	—	1,832,945
	Other	49,170,562	—	—	49,170,562
Preferred Stocks		1,500,098	—	—	1,500,098
Warrants		10,417	—	—	10,417
Short-Term Investments		—	439,600	—	439,600

		$57,060,930	$3,846,195	$—	$60,907,125

Global Opportunities Fund
Assets
Common Stocks
	Consumer Finance	$5,319,358	$2,040,020	$—	$7,359,378
	Other	192,614,510	—	—	192,614,510
Warrants		18,833	—	—	18,833
Short-Term Investments		—	2,499,363	—	2,499,363

		$197,952,701	$4,539,383	$—	$202,492,084

Global Select Fund
Assets
Common Stocks		$17,054,502	$—	$—	$17,054,502
Short-Term Investments		—	327,938	—	327,938

		$17,054,502	$327,938	$—	$17,382,440

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2021
Global Value Fund
Assets
Common Stocks		$127,422,742	$—	$—	$127,422,742
Short-Term Investments		—	1,899,497	—	1,899,497

		$127,422,742	$1,899,497	$—	$129,322,239

Greater China Fund
Assets
Common Stocks		$13,256,450	$—	$—	$13,256,450

		$13,256,450	$—	$—	$13,256,450

International Growth Fund
Assets
Common Stocks
	Insurance Brokers	$—	$10,558,520	$—	$10,558,520
	Other	1,147,974,820	—	—	1,147,974,820
Short-Term Investments		—	12,268,048	—	12,268,048

		$1,147,974,820	$22,826,568	$—	$1,170,801,388

International Opportunities Fund
Assets
Common Stocks
	Insurance Brokers	$—	$12,425,616	$—	$12,425,616
	Restaurants	—	—	8,686	8,686
	Other	724,650,192	—	—	724,650,192
Short-Term Investments		—	15,681,496	—	15,681,496

		$724,650,192	$28,107,112	$8,686	$752,765,990

International Select Fund
Assets
Common Stocks		$6,792,968	$—	$—	$6,792,968
Short-Term Investments		—	161,124	—	161,124

		$6,792,968	$161,124	$—	$6,954,092

Micro Cap Fund
Assets
Common Stocks
	Data Processing & Outsourced Services	$28,227,284	$—	$6,593,750	$34,821,034
	Distillers & Vintners	—	—	28,000,018	28,000,018
	Other	1,432,134,232	—	—	1,432,134,232
Warrants		2,909,047	—	3,859,903	6,768,950

		$1,463,270,563	$—	$38,453,671	$1,501,724,234

Micro Cap Value Fund
Assets
Common Stocks		$356,265,549	$—	$—	$356,265,549
Limited Liability Company Membership Interest		—	—	17,685	17,685
Warrants		—	—	281,430	281,430
Short-Term Investments		—	17,180,594	—	17,180,594

		$356,265,549	$17,180,594	$299,115	$373,745,258

Small Cap Growth Fund
Assets
Common Stocks		$3,262,116,337	$—	$—	$3,262,116,337
Preferred Stocks		—	—	13,965,544	13,965,544
Short-Term Investments		—	95,995,918	—	95,995,918

		$3,262,116,337	$95,995,918	$13,965,544	$3,372,077,799

MARCH 31, 2021 (Unaudited)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2021
Small Cap Value Fund
Assets
Common Stocks		$1,614,498,545	$—	$—	$1,614,498,545
Short-Term Investments		—	13,455,279	—	13,455,279

		$1,614,498,545	$13,455,279	$—	$1,627,953,824

Ultra Growth Fund
Assets
Common Stocks		$2,868,929,910	$—	$—	$2,868,929,910
Preferred Stocks		—	—	328,681	328,681
Short-Term Investments		—	41,438,698	—	41,438,698

		$2,868,929,910	$41,438,698	$328,681	$2,910,697,289

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$397,848,423	$—	$397,848,423
Short-Term Investments		—	4,947,479	—	4,947,479

		$—	$402,795,902	$—	$402,795,902

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $1,994,174 in the Micro Cap Value Fund from Level 3 to Level 1 due to the conversion of an unlisted preferred stock to freely trading common stock. This transfer amount represented the beginning of the period value plus the purchases for the dividends paid in kind over the reported period for Vertex Energy, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2021:

Fund	Market Value Beginning Balance 9/30/2020	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2021
Emerging Markets Small Cap Fund
Common Stocks	$16,796	$—	$—	$—	$—	$(52)	$—	$—	$16,744	$(52)

	$16,796	$—	$—	$—	$—	$(52)	$—	$—	$16,744	$(52)

International Opportunities Fund
Common Stocks	$8,130	$—	$—	$—	$—	$556	$—	$—	$8,686	$556

	$8,130	$—	$—	$—	$—	$556	$—	$—	$8,686	$556

Micro Cap Fund
Common Stocks	$—	$34,000,000	$—	$—	$—	$593,768	$—	$—	$34,593,768	$593,768
Warrants	—	8,320	—	—	—	$3,851,583	—	—	3,859,903	3,851,583

	$—	$34,008,320	$—	$—	$—	$4,445,351	$—	$—	$38,453,671	$4,445,351

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2020	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2021
Micro Cap Value Fund
Common Stocks	$17,685	$—	$—	$—	$—	$—	$—	$—	$17,685	$—
Preferred Stocks	1,888,331	105,843	—	—	—	—	—	(1,994,174)	—	107,321
Warrants	—	422,967	—	—	(95,000)	(46,537)	—	—	281,430	(46,537)

	$1,906,016	$528,810	$—	$—	$(95,000)	$(46,537)	$—	$(1,994,174)	$299,115	$60,784

Small Cap Growth Fund
Limited Partnership Interest	$217,878	$—	$(284,976)	$—	$(863,407)	$930,505	$—	$—	$—	$—
Preferred Stocks	10,132,225	—	—	—	—	3,833,319	—	—	13,965,544	3,833,319

	$10,350,103	$—	$(284,976)	$—	$(863,407)	$4,763,824	$—	$—	$13,965,544	$3,833,319

Ultra Growth Fund
Limited Partnership Interest	$202,952	$—	$(265,315)	$—	$(772,056)	$834,419	$—	$—	$—	$—
Preferred Stocks	228,601	—	—	—	—	100,080	—	—	328,681	100,080

	$431,553	$—	$(265,315)	$—	$(772,056)	$934,499	$—	$—	$328,681	$100,080

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2021	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Fund	Direct Venture Capital Investments: Distillers & Vintners	$28,000,018	Cost	Cost	100%
Micro Cap Fund	PIPE: Data Processing & Outsourced Services	$6,593,750	Discount for lack of marketability	Discount for lack of marketability	10%
Micro Cap Fund	Warrant: Interactive Home Entertainment	$620,800	Black Scholes	Black Scholes	100%
Micro Cap Fund	Warrant: Interactive Home Entertainment	$624,000	Discount for lack of marketability	Discount for lack of marketability	6%
Micro Cap Fund	Warrant: Pharmaceuticals	$2,615,103	Black Scholes	Black Scholes	100%
Micro Cap Value Fund	Warrant: Trading Companies & Distributors	$249,600	Black Scholes	Black Scholes	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$1,314,720	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.2 - 22.7 (14.1) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$12,650,824	Market comparable companies	EV/R* multiple Discount for lack of marketability	2.5 - 33.1 (12.6) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$328,681	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.2 - 22.7 (14.1) 20%
*	Enterprise-Value-To-Revenue Multiple — (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

MARCH 31, 2021 (Unaudited)

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2021:

Repurchase Agreements

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$57,689,079	$—	$(57,689,079)	$—
Emerging India Fund	Fixed Income Clearing Corp.	7,521,097	—	(7,521,097)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	2,267,940	—	(2,267,940)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	2,885,591	—	(2,885,591)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	439,600	—	(439,600)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	2,499,363	—	(2,499,363)	—
Global Select Fund	Fixed Income Clearing Corp.	327,938	—	(327,938)	—
Global Value Fund	Fixed Income Clearing Corp.	1,899,497	—	(1,899,497)	—
International Growth Fund	Fixed Income Clearing Corp.	12,268,048	—	(12,268,048)	—
International Opportunities Fund	Fixed Income Clearing Corp.	15,681,496	—	(15,681,496)	—
International Select Fund	Fixed Income Clearing Corp.	161,124	—	(161,124)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	17,180,594	—	(17,180,594)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	95,995,918	—	(95,995,918)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	13,455,279	—	(13,455,279)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	41,438,698	—	(41,438,698)	—
Wasatch-Hoisington U.S. Treasury Fund	Fixed Income Clearing Corp.	4,947,479	—	(4,947,479)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. PURCHASE COMMITMENTS

On February 12, 2021, the Micro Cap Fund entered into a subscription agreement with Sandbridge Acquisition Corporation in which the Fund committed to purchase, in conjunction with a merger of Sandbridge and Owlet Baby Care Inc., 1,500,000 shares of Class A common stock at $10/share in the surviving company.

On February 23, 2021, the Small Cap Growth Fund entered into a subscription agreement with one (ticker: AONE) in which the Fund committed to purchase, in conjunction with a merger of AONE and MarkForged, Inc., 2,500,000 Class A ordinary shares at $10/share in the surviving company.

On March 11, 2021, the Core Growth Fund entered into a subscription agreement with Empower Ltd. in which the Fund committed to purchase, in conjunction with a merger of Empower and Holley Intermediate Holdings, Inc., 3,500,000 Class A ordinary shares at $10/share in the surviving company.

On March 11, 2021, the Micro Cap Fund entered into a subscription agreement with Empower Ltd. in which the Fund committed to purchase, in conjunction with a merger of Empower and Holley Intermediate Holdings, Inc., 1,600,000 Class A ordinary shares at $10/share in the surviving company.

Each of the commitments outlined above is to invest the committed money in a PIPE transaction that is contingent on the closing of the corresponding merger transaction and will not be required to be funded if the merger transaction is not consummated.

15. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Ms. Allison, Mr. Rinne and Ms. Fletcher were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) from January 2017 to the present.	18	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	18

Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012.

Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since April 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	18	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

MARCH 31, 2021 (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 54	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 53	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 48	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 37	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at wasatchglobal.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Wasatch Funds

Supplemental Information (continued)

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of a Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

BOARD CONSIDERATIONS FOR INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

I.	Board Considerations for the renewal of Investment Advisory and Sub-Advisory Agreements of the Wasatch Funds, except for the Wasatch Greater China Fund, which is discussed in Section II below.

At a meeting held on November 10, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”) unanimously approved the Advisory and Service Contract (the “Investment Advisory Agreement”) between Wasatch Advisors, Inc. doing business as Wasatch Global Investors, Inc. (the “Advisor”) and the Trust on behalf of each series of the Trust (each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees. The Investment Advisory Agreement and Sub-Advisory Agreement are collectively hereafter the “Advisory Agreements” and each an “Advisory Agreement.”

Although the Investment Company Act of 1940 (the “1940 Act”) requires the Advisory Agreements to be approved or renewed at an in-person meeting by a vote of the Board and a majority of the Independent Trustees, the November Executive Session (as defined below) and the Meeting were held virtually through the internet in view of the health risks associated with holding in-person meetings during the Covid-19 pandemic and governmental restrictions on gatherings. The meetings were held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to, in relevant part, approval of advisory agreements in light of the challenges arising in connection with the Covid-19 pandemic.

The Board is responsible for overseeing the management of the Funds and, as such, the Board determines each year as required by law whether to continue the Investment Advisory Agreement with the Advisor on behalf of each Fund, and the Sub-Advisory Agreement with HIMCo on behalf of the U.S. Treasury Fund. In response to a request on behalf of the Independent Trustees by independent legal counsel, the Independent Trustees received and reviewed extensive materials specifically prepared for the annual review of the Advisory Agreements by the Advisor as well as certain materials provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials covered a breadth of topics including, among other things, the organizational structure and culture of the Advisor; the ownership and management structure of the Advisor; the investment process of the Advisor, including its investment risk management process; the nature, extent and quality of services performed pursuant to the Investment Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund in absolute terms and as compared to the performance of certain peers, including peers compiled by Broadridge and benchmark(s); the brokerage policies and practices and commission results; the management fee and net expenses ratios of each Fund and as compared to peers compiled by Broadridge; the relative net expense ratios of the classes of the Funds with more than one class; the expense caps provided by the Advisor on the expenses of the applicable classes of the Funds; investment personnel compensation arrangements; and certain financial data of the Advisor and its parent and the profitability of the Advisor as described below. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the management fee rate and net expense

MARCH 31, 2021 (Unaudited)

ratio of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees and the evaluations of the Funds by the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and discussions included, among other things, materials that outlined the investment performance of the Funds with additional discussions on Funds that may have experienced periods of challenged performance; periodic presentations from portfolio managers; compliance, risk and liquidity management; valuation of securities; compliance with the respective Fund’s investment objectives and investment restrictions; Fund expenses; the execution of portfolio transactions; cross-holdings of securities among the Funds; and overall economic, market and regulatory developments. With respect to the latter, the Board recognized the unprecedented challenges the world experienced during 2020 as a result of the Covid-19 pandemic, including businesses working remotely. The Board therefore considered during the year the impact of the pandemic on the Funds, such as on performance and asset levels, and on the services received from various service providers. The Independent Trustees considered their review of Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge and experience the Trustees had gained during their tenure on the Board governing the Funds and evaluating the Advisor and Sub-Advisor.

The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in execution sessions with such counsel at which no representatives from the Advisor or Sub-Advisor were present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of their continuing practice, the Independent Trustees met in executive session on November 3, 2020 (the “November Executive Session”) to consider and discuss the materials provided in connection with their review of the Advisory Agreements. During their November Executive Session, the Independent Trustees considered, among other things, the services provided by the Advisor to the Funds and as compared to other clients, the proposed management fees and expenses of each Fund and as compared to peers and other clients, the proposed expense caps, absolute performance of the Funds and as compared to peers and benchmarks, any economies of scale achieved in managing the Funds, the profitability of the Advisor and any indirect benefits the Advisor received as a result of its relationship with the Funds. The Independent Trustees also reviewed the Sub-Advisory Agreement with the Sub-Advisor and considered, among other things, the services performed by the Sub-Advisor, the performance of the U.S. Treasury Fund in absolute terms and in comparison to other peers and a benchmark, the sub-advisory fee, certain financial data of the Sub-Advisor, any economies of scale and any indirect benefits derived from the Sub-Advisor’s relationship with the U.S. Treasury Fund. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive sessions from time to time to respond to questions.

At the Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory Agreements. After the discussions and taking into account the accumulated knowledge and information the Trustees have received during their tenure in overseeing the Funds and the legal guidance provided by independent legal counsel, the Independent Trustees approved the renewal of the Advisory Agreements on behalf of the applicable Funds. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Investment Advisory and Sub-Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s and Sub-Advisor’s services to the applicable Fund(s). With respect to the U.S. Treasury Fund, the Independent Trustees considered the Investment Advisory Agreement and the Sub-Advisory Agreement separately in the course of their review.

The Board considered the vast array of management, oversight and administrative services the Advisor provides to manage and operate the Funds, and the increases of such services over time due to new or revised market,

Wasatch Funds

Supplemental Information (continued)

regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Trustees recognized that the Advisor provides portfolio management services for the Funds (other than the U.S. Treasury Fund). In connection with providing these portfolio management services, the Board reviewed, among other things, the Advisor’s investment philosophy and processes, including its research-intensive investment process used to screen and identify potential investments, its process to construct portfolios, the process followed in seeking to manage investment risk and its sell discipline; the Advisor’s process in evaluating its and the respective Fund’s performance; and the Advisor’s process in seeking best execution for portfolio transactions and its analysis of the quality of its trade executions. In seeking to assess the Advisor’s ability to continue to provide the various services, the Board further considered, among other things, the stability of the Advisor’s organization and its governance structure; the experience and tenure of the portfolio manager(s) and its research and trading teams; the compensation arrangements for investment personnel and whether they were sufficient to attract and retain qualified personnel and deter taking undue risks in portfolio management; the Advisor’s succession planning for both portfolio management and the firm’s management; the Advisor’s process to identify and address risks that it faces; the Advisor’s business continuity policies and procedures and testing of such procedures; and as described in further detail below, certain financial data of the Advisor, including its profitability.

In overseeing the Funds, the Independent Trustees also continue to seek to meet with the portfolio manager(s) of the various Funds during the year to discuss and keep updated on, among other things, the investment approach employed, any adjustments thereto, market conditions and investment performance. As noted below, the Independent Trustees reviewed Fund performance in considering the Advisor’s investment management performance.

In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Funds’ operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Funds’ custodian, transfer agent and other intermediaries and the Sub-Advisor (if applicable)); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (such as monitoring daily purchases and redemptions); shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Funds’ compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Funds’ registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure each Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Funds; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Funds’ service providers). In evaluating such services, the Board considered, among other things, whether the Funds have operated in accordance with their respective investment objective(s) and the Funds’ record of compliance with their investment restrictions and regulatory requirements.

In addition to the services provided by the Advisor, the Independent Trustees also considered the risks borne by the Advisor in managing the Funds in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks.

With respect to the U.S. Treasury Fund, the Board recognized that the Fund utilizes a Sub-Advisor and therefore also evaluated the renewal of the Sub-Advisory Agreement. With respect to such Fund, the Board considered the division of responsibilities between the Advisor and Sub-Advisor and the respective roles of the Advisor and Sub-Advisor in providing services to the Fund. The Board recognized that the Sub-Advisor and its investment personnel are responsible for the management of the portfolio of the U.S. Treasury Fund but are not expected to provide the other significant administrative or non-advisory services that the Advisor provides to the Fund as described above. The Board noted that the Advisor oversees and evaluates the Sub-Advisor with respect to the latter’s portfolio management of the Fund and considered the Advisor’s evaluation of the Sub-Advisor. The Independent Trustees considered the background and experience of the investment personnel of the Sub-Advisor and the performance history of the U.S. Treasury Fund. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered, among other things, the history and experience of the Sub-Advisor as the Sub-Advisor to the Fund; the stability, organizational structure, financial strength, tenure of portfolio managers and compensation arrangements of the Sub-Advisor; the Sub-Advisor’s disaster recovery plans and

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process; its compliance program, including its regulatory history; and certain financial data of the Sub-Advisor as described in further detail below. The Board noted that the Advisor recommended the renewal of the Sub-Advisory Agreement.

The Board also recognized the impact of the Covid-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Funds, including by working remotely. In this regard, the Board considered the steps taken by the Advisor in implementing its business continuity plan and the technology and resources the Advisor employed to enable its remote access capabilities. The Board recognized that the Advisor and Sub-Advisor have provided their respective services without interruption to the Funds during this turbulent year.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. The Investment Performance of the Funds

In evaluating the quality of the services provided by the Advisor and Sub-Advisor, the Board also received and considered the investment performance of the Fund(s) they advise. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge, which generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2020 (or for the periods available for Funds or classes that did not exist for part of the foregoing time frames) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and a benchmark provided by Broadridge for the prescribed periods (subject to certain exceptions). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting, among other things, the respective Fund’s historic performance for the quarter-, one-, three-, five-, and ten-year periods ended September 30, 2020 (or for the periods available for Funds or classes that did not exist for part of the foregoing time frames), and annual returns from 2010 through 2019 (or for the calendar years available for Funds that did not exist for part of the foregoing time frames) in absolute terms and as compared to the Fund’s respective benchmark(s) as described below.

The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the applicable Fund. The Independent Trustees further received analyst reports provided by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund. The Independent Trusts also reviewed the performance of the following Funds (the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund), compared to the performance of certain composites of separate accounts for the one-, three-, five- and ten-year periods ended September 30, 2020 (or for such shorter periods if the Funds or separate account composite did not exist for part of the foregoing time frames).

The performance data prepared for the annual review of the Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees recognized certain limitations in assessing performance data, which may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, periods ended August 31, 2020 and September 30, 2020) and a different performance period could generate significantly different results, particularly during volatile market periods.
•	Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes offered in a Fund).
•	Although the performance data included in the Broadridge Report was based on the performance of the Investor Class shares of the Funds, the Board recognized that certain Funds offer multiple classes. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and differences in performance between the classes could be principally attributed to the variation in the expenses and the Advisor-agreed expense limitations of each class; and

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Supplemental Information (continued)

•	There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard, the Independent Trustees considered that the Advisor and Sub-Advisor are responsible for managing the respective Fund in accordance with its investment objectives, investment parameters and guidelines and peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels, which will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent Trustees have recognized some limitations with the Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) as the respective Broadridge Peer Group generally focuses on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2020. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.
•	The comparative performance data comparing the performance of certain Funds to the performance of separate account composites managed by the Advisor in similar styles may have some limitations to its usefulness due to, among other things, the differences in expenses and strategies between the Funds and separate accounts in the composites.

Based on their review of the performance data, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund’s Investor Class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. The average annual total returns of the Fund’s Investor Class and Institutional Class also outperformed the Russell 2000® Index and Russell 2000 Growth Index for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of January 31, 2012 was based on the performance of the Investor Class. The Board considered that the Fund’s overall performance had been generally favorable.

Emerging India Fund

With respect to the Emerging India Fund, the Fund’s Investor Class outperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods ended August 31, 2020. Although the average annual total returns for the Fund’s Investor Class and Institutional Class were below the performance of the MSCI India Investable Market Index for the one-year period ended September 30, 2020, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the MSCI India Investable Market Index for the three- and five-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance on the Investor Class. The Board was satisfied with the Fund’s overall performance.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2020. Similarly, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the MSCI Emerging Markets Index for the one-, three- and five-year periods ended September 30, 2020. The Board considered that the Fund’s overall performance had been generally favorable.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the MSCI Emerging Markets Small Cap Index for the one-, three-, five- and ten-year periods ended September 30, 2020. In addition, although the average annual total returns of the Investor Class and Institutional Class were below the performance of the MSCI Emerging Markets Index for the five-year period ended September 30, 2020, both classes outperformed such index for the one-, three- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class.

The Board was satisfied with the Fund’s overall performance.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2020. The Board noted that the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the MSCI Frontier Emerging Markets Index for the one-, three- and five-year periods ended September 30, 2020. In addition, although

MARCH 31, 2021 (Unaudited)

the average annual total returns of both classes were below the performance of the MSCI Frontier Markets Index for the five-year period ended September 30, 2020, both classes outperformed such index for the one- and three-year periods ended September 30, 2020. Performance of the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class. Although the Board recognized that the Fund had experienced periods of challenged performance over the years, the Board noted that the Fund had experienced improved performance over recent years. Nevertheless, the Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the Fund’s Investor Class performance was below the performance of the median of its Broadridge Peer Group for the one-year period ended August 31, 2020, the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the two-, three-, four-, five- and ten-year periods ended August 31, 2020. Similarly, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed its benchmark, the MSCI AC World Small Cap Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class. The Board was satisfied with the Fund’s performance.

Global Select Fund

With respect to the Global Select Fund, the Independent Trustees noted that the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed its benchmark, the MSCI AC World Index for the one-year ended September 30, 2020. The Board, however, recognized that the Fund was new with a performance history too limited to make a meaningful assessment.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that although the performance of the Fund’s Investor Class was below the performance of the median of its Broadridge Peer Group for the one-, two-, three-, and four-year periods ended August 31, 2020, the Fund’s Investor Class outperformed or matched the median of its Broadridge Peer Group for the five- and ten-year periods ended August 31, 2020. The Board further considered that the Fund’s Investor Class and Institutional Class performance was below that of the MSCI All Country World Index for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of January 31, 2012 was based on the performance of the Investor Class. Notwithstanding the foregoing, the Board noted that except for the one- and two-year periods ended August 31, 2020, the Fund provided positive absolute returns for the three-, four-, five- and ten-year periods ended August 31, 2020. In reviewing the performance, the Independent Trustees recognized that the Board previously had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities becoming a global value fund effective October 31, 2017. Accordingly, the Fund’s past performance prior to such effective date would not reflect the foregoing change. In addition, the Independent Trustees recognized that certain peers may not adequately reflect the investment strategies and investable universe of the Fund as they may incorporate, among other things, growth factors into their strategies thereby limiting some of the usefulness of the comparative data. Based on its review, the Board noted that the Fund had experienced periods of challenged performance and would continue to monitor closely the Fund’s performance.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that the Fund’s Investor Class was below the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. The Independent Trustees, however, noted the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the benchmarks, the MSCI AC (All Country) World ex USA Small Cap Index and MSCI World ex USA Small Cap Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class. The Board noted that it was satisfied with the Fund’s overall performance.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. Similarly, the Independent Trustees noted that the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the performance of its benchmarks, the MSCI AC (All Country) World ex USA Small Cap Index and MSCI World ex USA Small Cap Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class. The Board determined the Fund’s overall performance had been generally favorable.

Wasatch Funds

Supplemental Information (continued)

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed its benchmark, the MSCI EAFE Index for the one-year ended September 30, 2020. The Board, however, recognized that the Fund was new with a performance history too limited to make a meaningful assessment.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three- four-, five- and ten-year periods ended August 31, 2020. In addition, the average annual total returns of the Fund’s Investor Class outperformed its benchmark, the Russell Microcap® Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. The Institutional Class, however, was newly offered with an inception date of January 31, 2020. In considering the comparative data, the Independent Trustees recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund limiting some of the value of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2020. In considering the foregoing, the Board determined the Fund’s overall performance had been generally favorable.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. Similarly, the average annual total returns of the Fund’s Investor Class outperformed its benchmark, the Russell Microcap® Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. The Institutional Class, however, was newly offered with an inception date of January 31, 2020. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that its Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2020. In considering the foregoing, the Board was satisfied with the Fund’s overall performance.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the Russell 2000 Growth Index and the Russell 2000 Index for the one-, three-, five- and ten-year periods ended September 30, 2020. Performance for the Institutional Class prior to its inception date of February 1, 2016 was based on the performance of the Investor Class. The Board determined that the Fund’s overall performance was generally favorable.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the Russell 2000® Value Index for the one-, three-, five- and ten-year periods ended September 30, 2020. Although the average annual returns of the Fund’s Investor Class and Institutional Class were below that of the Russell 2000 Index for the one-, three- and five-year periods ended September 30, 2020, both classes outperformed such index for the ten-year period ended September 30, 2020. Performance for the Institutional Class prior to its inception date of January 31, 2012 was based on the performance of the Investor Class. The Board was satisfied with the Fund’s overall performance.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. In addition, the average annual total returns of the Fund’s Investor Class outperformed the Russell 2000® Growth Index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Institutional Class, however, was newly offered with an inception date of January 31, 2020. In light of the foregoing, the Board determined the Fund’s overall performance had been generally favorable.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2020. Similarly, the average annual total returns

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of the Fund’s Investor Class outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board determined the Fund’s overall performance had been generally favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by a Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of each class of the respective Fund in relation to those of a comparable universe of funds (the “Broadridge Expense Universe”) and to a more focused subset of comparable funds (the “Broadridge Expense Group”) established by Broadridge. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the respective Fund.

In reviewing the comparative data provided by Broadridge, the Board reviewed information regarding the methodology followed to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board recognized some of the limitations of the comparative data given the differences between the applicable Fund and the peers comprising such Fund’s respective Broadridge Expense Universe or Broadridge Expense Group, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund. Given these limitations, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. Aside from the comparative data provided by Broadridge, the Independent Trustees also considered comparative data between the fee rates charged by the Advisor and Sub-Advisor to the Funds compared to other types of clients, as described in further detail below.

In evaluating the management fee rates, the Board considered the Advisor’s rationale for proposing the management fee rate of each Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy and the potential to deliver alpha), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund and whether potential revenues will be limited by capacity constraints of the Fund). The Board reviewed the fee rates for the Funds and reductions to fee rates, if any, in prior years from 2009 through 2020 (or such shorter period if the Fund was not in existence during such period). The Board also considered, among other things, the expense limitations and/or fee waivers proposed by the Advisor to keep expenses of the classes to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last three fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the Advisor’s research-intensive investment approach and its application to small-or micro-cap companies and foreign companies, and the costs in attracting and maintaining quality and experienced portfolio managers and research staff. In reviewing the fee levels, the Board also recognized the Advisor’s potential loss of revenues when the Advisor closes capacity-constrained Funds to maintain assets at a level it considers necessary to protect performance for the benefit of the respective Funds and their shareholders. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to such Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor pays the Sub-Advisor from its own revenues and not the Fund. Further, the Independent Trustees recognized that the Advisor and Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

Core Growth Fund

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for Investor Class and Institutional Class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and lower than the median of its Broadridge Expense Group for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund and related limits on revenue potential, the experience and expertise of the Advisor with this strategy, the costs of the research-intensive approach, and the potential for the Fund to deliver alpha. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Wasatch Funds

Supplemental Information (continued)

Emerging India Fund

With respect to the Emerging India Fund, although the Fund’s contractual management fee rate for the Investor Class and Institutional Class shares was higher than the median of its Broadridge Expense Group, its net expense ratio was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and was below the median of its Broadridge Expense Group for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund and related limits on revenue potential, the uniqueness of the Fund in the marketplace, the expertise of the Advisor in the small-cap asset class, and the additional expenses associated with evaluating and investing in companies in India, including small cap companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares, and the Fund’s net expense ratio was above the median for the Broadridge Expense Group for the Investor Class shares, but below the median of the Broadridge Expense Group for the Institutional Class shares. While the Independent Trustees recognized that the Fund had more capacity than other Funds which were focused on small - and/or micro-cap securities, the Trustees considered the uniqueness of the Fund’s approach to the emerging-markets segment. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the Investor Class shares and Institutional Class shares were above the median of its Broadridge Expense Group. The Independent Trustees also noted, in part, the capacity constraints of this Fund and related limits on revenue potential, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging market countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for Investor Class and Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund and related limits on revenue potential, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging market and frontier countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares, the Fund’s net expense ratio was slightly higher (within 5 basis points) of the median of its Broadridge Expense Group for the Investor Class shares and below the median for the Institutional Class shares. In addition, the Independent Trustees noted, in part, the uniqueness of the Fund in the marketplace and the capacity constraints of this Fund and related limits on revenue potential. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Global Select Fund

With respect to the Global Select Fund, the Board noted that the contractual management fee rate of the Fund was slightly above (within 5 basis points) of the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares and the Fund’s net expense ratio was above the median of the Broadridge Expense Group for the Investor Class shares but below the median for the Institutional Class shares. While the Independent Trustees recognized that the Fund had more capacity than other global Funds in the complex, the Trustees also considered the uniqueness of the Fund’s focused strategy. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Global Value Fund

With respect to the Global Value Fund, although the Independent Trustees noted that the contractual management fee rate was slightly above (within 5 basis points) of the median of its Broadridge Expense Group for the

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Investor Class shares and Institutional Class shares, the Fund’s net expense ratio was below the median of its Broadridge Expense Group for both share classes. In addition, the Independent Trustees recognized that the Fund generally had no capacity constraints given its investment strategies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for the Investor Class shares and Institutional Class shares was above the median of its Broadridge Expense Group, its net expense ratio was above the median of the Broadridge Expense Group for the Investor Class shares but below the median for the Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund and related limits on revenue potential, the uniqueness of the strategy of the Fund, the ability to add value through its investment approach and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund and related limits on revenue potential, the uniqueness of the strategy of the Fund, the ability to add value through its investment approach, the amount of due diligence and the costs associated with applying the Advisor’s research-intensive approach to screen and research companies in the micro-cap asset class; and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was below the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares, and the Fund’s net expense ratio was above the median of the Broadridge Expense Group for the Investor Class shares but below the median of the

Broadridge Expense Group for the Institutional Class shares. While the Independent Trustees recognized that the Fund had more capacity than other global funds in the complex, the Trustees also considered the uniqueness of the Fund’s focused strategy. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Micro Cap Fund and Micro Cap Value Fund

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and net expense ratio were above the median of its respective Broadridge Expense Group for the Investor Class shares and Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Funds and related limited revenue potential, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s expertise in this asset category, and the amount of due diligence and the costs associated with applying the Advisor’s research-intensive approach to screen and research companies in the micro-cap asset class. Based on its review, the Board determined that the advisory fee for each of the foregoing Funds was acceptable in light of the nature, extent and quality of services provided.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares and its net expense ratio was slightly above (within 5 basis points) the median of its Broadridge Expense Group for the Investor Class shares but below the median for the Institutional Class shares. In addition, the Trustees noted, in part, the capacity constraints of the Fund and related limited revenue potential, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and institutional class shares, and that the Fund’s net expense ratio of the Investor Class shares was above the median of its Broadridge Expense Group but below the median for the Institutional Class shares. In addition, the Trustees

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Supplemental Information (continued)

noted, in part, the capacity constraints of the Fund and related limited revenue potential, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for its Investor Class shares and Institutional Class shares was above the respective median of the Broadridge Expense Group, but the Fund’s net expense ratio was below the median of this expense group for both classes. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund and related limits on revenue potential, the potential to deliver alpha, the Advisor’s expertise in the small-cap asset class and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined the advisory fee for the Fund was acceptable in light of the nature, extent and quality of services provided.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee and the Fund’s net expense ratio were below the median of its Broadridge Expense Group for the Investor Class shares. In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided. In addition to the advisory fee paid to the Advisor, the Board recognized that the Fund is sub-advised and separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor. The Board reviewed, among other things, the Sub-Advisor’s fee rate for services to the Fund compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule for its other clients in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues, and that the Advisor and Sub-Advisor were not affiliated persons and therefore the sub-advisory fee was established through arm’s length negotiations between the Advisor and the Sub-Advisor. Based on its review, the Board determined that the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of the nature, extent and quality of services provided.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In determining the appropriateness of the fees, the Board considered comparative information regarding the nature of the services and fee rates offered by the Advisor and Sub-Advisory to their other clients. Such other clients of the Advisor include separate accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. In considering the comparative information, the Trustees considered, among other things, a description of the differences in services between managing the Funds compared to those provided to the other clients; the different regulatory, entrepreneurial and reputational risks associated with managing the Funds compared to those incurred with the other clients; and fee ranges assessed such clients compared to the Funds. With respect to separate accounts managed in a style similar to a Fund, the Board, as noted above, reviewed certain performance data of composites of such accounts compared to the respective Funds, and the fee rates of certain separate accounts and if multiple separate accounts existed with varying fee rates, the range of fees and their weighted average of such accounts. Such Funds with comparative separate account data included the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund.

The Independent Trustees noted that, in general, the Advisor seeks to charge higher fees to clients that require a higher degree of service and considered the description of the various additional services the Advisor provides to the Funds that are unique to the Funds and/or in excess of those required for other clients. Such services included, among other things, certain administrative services, operational expertise, third party oversight, daily fund share transaction monitoring, fund governance services, shareholder communications, tax administration and compliance and regulatory services. Further, while the Advisor may provide portfolio management services to both the Funds and other clients, the Independent Trustees noted the level of services, expertise and resources required may differ significantly between the Funds and other clients due, in part, to differences in investment strategies and parameters placed on the accounts (such as the ability to invest in foreign securities or restricted securities). Aside from the services provided, the Independent Trustees also recognized the additional entrepreneurial, reputational and regulatory risk the Advisor incurs in managing the Funds. The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds

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versus other clients, the differing regulatory requirements and the entrepreneurial, reputational, and regulatory risks incurred in sponsoring and advising the Funds.

With respect to the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees noted that the fee rate paid to the Sub-Advisor for its services was in line with its respective pricing schedule. In addition, in their review of the Sub-Advisor’s fee, the Independent Trustees recognized that the Advisor paid out of its own resources the Sub-Advisor’s fee and given that the Sub-Advisor is unaffiliated with the Advisor, the sub-advisory fee rate was the result of arms-length negotiations. As noted, the Board considered the sub-advisory fee to be acceptable in light of the nature, extent and quality of services provided.

3. Profitability of the Fund Advisors

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2019 and 2018. The Independent Trustees considered the factors contributing to the revenue and expense changes between 2018 and 2019. The Independent Trustees also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins and the manner in which it funds its future financial commitments, such as employee deferred compensation programs.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2019 on an actual and adjusted basis (as described below). The Independent Trustees evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Trustees also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

In its evaluation of profitability, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given that differing but reasonable allocation methodologies could be employed and lead to significantly different results. Further, the Independent Trustees recognized that employee compensation was the primary expense of the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2019 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to certain industry peers. In this regard, the Independent Trustees received profitability data of certain industry peers of the Advisor, including, among other things, their revenues, expenses and profit margin (pre-tax) compared to the profitability data of the Advisor on an actual and compensation expense adjusted basis. The Trustees, however, recognized the inherent limitations of such comparative data given that the calculation of profitability is rather subjective and numerous factors (such as the structure of the particular advisor, the types of funds it manages, its business mix, its cost of capital, the methodology used to allocate expenses and other factors) can have a significant impact on the results. Based on the information presented and recognizing the above limitations, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) appeared reasonable when compared to the peer group of unaffiliated advisors. In addition to the comparative data, the Independent Trustees also considered in assessing profitability any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2019 and 2018. Based on its review, including the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s length negotiations, the Board concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In evaluating the reasonableness of the advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and Sub-Advisor and whether those economies are appropriately shared with the Funds. In their review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Trustees further

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Supplemental Information (continued)

considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Funds at scale at inception or other means. While the management fee schedule does not have breakpoints, the Board noted many of the Funds have temporary expense limitation arrangements in place. Further, the Independent Trustees recognized that many of the Funds have capacity constraints, particularly those Funds investing primarily in small-and micro-cap companies, and, as a result, the Advisor periodically closes Funds to new investments to preserve the integrity of the respective Fund’s investment strategy and protect performance. Although this practice may limit asset growth and thereby preclude certain economies of scale from being achieved, the Independent Trustees recognized the benefit of protecting performance for existing shareholders and maintaining assets at a level that the Advisor believes it can effectively manage. The Independent Trustees further considered that the practice will preclude the Advisor from earning additional revenues from managing presumed higher asset levels. With respect to Funds without capacity constraints, the Independent Trustees recognized that breakpoints would be beneficial if the Fund’s assets were large enough to meet the breakpoint and noted the Advisor’s position that such Funds were not at asset levels that would benefit from breakpoints in the fee schedule.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

E. Indirect Benefits

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, with the exception of the U.S. Treasury Fund, the Independent Trustees recognized that the Advisor received benefits from soft dollar arrangements whereby the Advisor used a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor had not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F. Annual Approval of Investment Advisory and Sub-Advisory Agreements

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Investment Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees were reasonable in light of the services provided to each respective Fund, and that the Investment Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

II.	Board Considerations for the approval of the Advisory Agreement of the Wasatch Greater China Fund

At a meeting held on August 17 - 19, 2020 (the “August Meeting”), the Board of the Trust unanimously approved the Advisory and Service Contract (the “New Fund Advisory Agreement”) between Wasatch Advisors, Inc., doing business as Wasatch Global Investors, Inc. (the “Advisor”) and the Trust on behalf of the Wasatch Greater China Fund, a new series of the Trust (the “New Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees.

Although the Investment Company Act of 1940 (the “1940 Act”) requires the New Fund Advisory Agreement to be approved at an in-person meeting by the Board and a vote of a majority of the Independent Trustees, the August Meeting was held virtually through the internet in view of the health risks associated with holding in-person meetings during the Covid-19 pandemic and governmental restrictions on gatherings. The meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to, in relevant part, approval of advisory agreements in light of the challenges arising in connection with the Covid-19 pandemic.

In connection with the evaluation of the New Fund Advisory Agreement, the Independent Trustees received materials and other information, in adequate time for careful review in advance of the August Meeting, which outlined, among other things:

•	The terms and conditions of the New Fund Advisory Agreement, including the nature, extent and quality of services provided to the New Fund by the Advisor.

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•	The organization of the Advisor, including the experience of persons who will manage the New Fund.
•	Certain performance-related information (as described below).
•	The proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party.
•	The projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by FUSE Research Network LLC, an independent provider of investment company data.
•	The profitability of the Advisor for advisory services.
•	The soft dollar practices of the Advisor.

Prior to and during the August Meeting, the Independent Trustees also had met privately with their legal counsel to, among other things, consider the proposed New Fund and review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. With this background, the Independent Trustees considered the approval of the New Fund Advisory Agreement.

As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor (as described below); (c) the advisory fees and costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A. Nature, Extent and Quality of Services

The Independent Trustees considered the nature, extent and quality of services to be provided by the Advisor, including portfolio management services and administrative services, to the New Fund. Given that the Advisor already serves as adviser to other Wasatch Funds overseen by the Independent Trustees, the Board is familiar with and has a good understanding of the organization, operation, personnel and services of the Advisor. As the Independent Trustees meet regularly throughout the year to oversee the Wasatch Funds, the Independent Trustees have also relied upon their knowledge from their meetings and any other interactions throughout the years with the Advisor in evaluating the proposed New Fund Advisory Agreement.

At the August Meeting and/or at prior meetings, the Independent Trustees reviewed materials outlining, among other things, the Advisor’s organization and business; the types of services that the Advisor provides to the Wasatch Funds and is expected to provide to the New Fund; the experience and tenure of the portfolio managers for the New Fund; the Advisor’s research and trading capabilities and the Advisor’s investment approach and philosophy. In addition to portfolio management services, the Independent Trustees recognized that the Wasatch Funds, including the New Fund, operate in a highly regulated industry and as such, considered the comprehensive set of administrative and non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by third parties). As illustrative, these services included, but are not limited to, service provider oversight services, Board support and administration, shareholder communications, fund regulatory and other administration services and compliance services. In addition to the services to be provided by the Advisor, the Independent Trustees considered the various costs and entrepreneurial, reputational and regulatory risks the Advisor incurs in launching and managing the New Fund in a highly regulated industry.

Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the New Fund Advisory Agreement were satisfactory.

B. Investment Performance

The New Fund had not commenced operations and, therefore, does not have its own performance history. The Independent Trustees, however, reviewed certain historical performance information of the proprietary seed account managed in the same style as that proposed for the New Fund. In addition, the Independent Trustees are familiar with the performance records of other Wasatch Funds advised by the Advisor.

C. Fees, Expenses and Profitability

In evaluating the proposed management fees and expenses that the New Fund is expected to bear, the Independent Trustees considered, among other things, the New Fund’s proposed management fee and expected expense ratio in absolute terms and as compared with the fees and expenses of a peer universe of unaffiliated funds within the same investment classification as the New Fund and to a more focused subset thereof (the “Peer Group”) provided by an independent third party. The Independent Trustees reviewed, among other things, the contractual management fee rate, the estimated expense ratios of each class of the New Fund, and the expense limitation expected to be provided by the Advisor on behalf of each class of the New Fund. The Independent Trustees also reviewed the contractual management fee, the net management fee (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any), and

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Supplemental Information (continued)

net total expense ratio of each class of the New Fund in relation to those of a comparable universe of funds and the Peer Group. The Board observed that with respect to the New Fund, the proposed contractual management fee rate was approximately the same as the Peer Group median and its estimated net expense ratio was below the median of the Peer Group for Institutional Class shares. With respect to Investor Class shares, the contractual management fee was the same as the median of the Peer Group and the New Fund’s estimated total net expense ratio was slightly below the median of the Peer Group.

In addition to the foregoing fee and expense data, at the August Meeting and/or prior meetings, the Board considered the Advisor’s approach in proposing a management fee level for a respective fund, including, among other things, the potential value of the service (such as the experience of the management team), the competitive marketplace (such as the uniqueness of the fund and the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide advisory services to the particular fund and the existence of any capacity constraints of the fund, which may reduce the potential for revenues to the Advisor). In this regard, the Board is aware of the research-intensive approach followed by the Advisor and the related costs incurred of such approach. The Board further considered the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of the New Fund to the benefit of shareholders and the rationale for the level of these expense caps. In addition, at the August Meeting and/or at prior meetings, the Board reviewed information regarding the fee rates the Advisor assesses for certain other types of clients and the types of services provided to these other clients, including separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds. The Independent Trustees recognized that the variation in fee rates between funds and other types of clients are generally due to, among other things, the extensive regulatory requirements associated with operating registered investment companies and the differences in investment parameters and strategies between the investment companies and the clients. The Independent Trustees, however, noted that the Advisor represented that it did not manage other funds or separately managed accounts in the same style as the New Fund as of the date of the August Meeting.

Based on their review, the Independent Board Members determined that the New Fund’s management fees to the Advisor were reasonable in light of the nature, extent and quality of services to be provided to the New Fund.

D. Profitability

In conjunction with its review of fees, at the August Meeting and/or at prior meetings, the Independent

Trustees considered the profitability of the Advisor for its advisory activities to the Wasatch Funds. The Independent Trustees reviewed the Advisor’s financial statements for 2018 and 2019. In considering profitability, the Independent Trustees recognized the difficulty and subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. In addition to reviewing the Advisor’s profitability, the Trustees also reviewed at the August Meeting or prior meetings the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. The Independent Trustees also noted with respect to the New Fund, the cost of launching the New Fund and as a result of its small asset base in early years, the Advisor anticipated reimbursing the New Fund for costs incurred in excess of the proposed expense caps.

Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

E. Economies of Scale

The Independent Trustees considered whether the New Fund could be expected to benefit from any economies of scale. In reviewing compensation, the Independent Trustees noted that, similar to other Wasatch Funds, the proposed advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. In their review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow. However, the Trustees considered that the New Fund has not commenced operations and will have a small asset base in the beginning and as a result, the Advisor generally must reimburse the New Fund in excess of its expense limits until it has gained sufficient assets to be self-sustaining. Considering the above, the Independent Trustees concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable and that the

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economies that may exist as assets under management increase are adequately reflected in the Advisor’s fee structure.

F. INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the New Fund to acquire research that may be useful to the Advisor in managing the New Fund and other clients. The Independent Trustees reviewed at the August Meeting and/or prior meetings information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

G. CONCLUSION

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees concluded that the terms of the New Fund Advisory Agreement were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the New Fund Advisory Agreement should be approved.

Wasatch Funds	MARCH 31, 2021 (Unaudited)

Service Providers

Investment Advisor

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

WASATCHGLOBAL.COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

(b)	Not applicable.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.  Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 2, 2021

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 2, 2021